Exhibit 10.1 EXECUTION COPY FORBEARANCE AND FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT This Forbearance and Fifth Amendment to Second Amended and Restated Credit Agreement (this “Fifth Amendment”), is made as of April 10, 2020 and effective as of March 29, 2020, by and among: SPECIALTY RETAILERS, INC., a Texas corporation (“Borrower”); STAGE STORES, INC., a Nevada corporation (“Parent”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”) for the Lenders; WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Term Loan Agent for the Term Loan Lenders (in such capacity, the “Term Loan Agent”, and together with the Administrative Agent and the Collateral Agent, collectively, the “Agents”); and The LENDERS party hereto; In consideration of the mutual covenants herein contained and the benefits to be derived herefrom. BACKGROUND: WHEREAS, reference is made to that certain Second Amended and Restated Credit Agreement, dated as of October 6, 2014, as amended by the First Amendment to Second Amended and Restated Credit Agreement, dated as of December 16, 2016, by the Second Amendment to Second Amended and Restated Credit Agreement and Amendment to Amended and Restated Security Agreement, dated as of April 21, 2017, by the Third Amendment to Second Amended and Restated Credit Agreement, Second Amendment to Amended and Restated Security Agreement, and First Amendment to Amended and Restated Guaranty, dated as of August 3, 2018, and that certain Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of January 11, 2019 (together with any modifications or amendments thereto, collectively, the “Credit Agreement”); WHEREAS, certain Events of Default have occurred and are continuing as of the date hereof; WHEREAS, the Borrower and the Parent have requested that the Agents and the Required Lenders forbear from exercising their rights and remedies arising as a result of any Events of Default that have (or may have) occurred and are continuing, as described on Schedule I hereto (collectively, together with other Events of Default that the Agents agree (in their sole and exclusive discretion, but subject to any instructions to the contrary from the Required Lenders) in writing to include in such schedule from time to time, the “Specified Events of Default”); and 2605661.8

WHEREAS, the Agents and the Lenders party hereto have agreed to modify and amend certain terms and conditions of the Credit Agreement, and to so forbear, in each case subject to the terms and conditions of this Amendment. NOW, THEREFORE, the Borrower, the Parent, the Agents and the Lenders hereby agree as follows: 1. Definitions. All capitalized terms used in this Fifth Amendment and not otherwise defined shall have the same meanings herein as in the Credit Agreement. 2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 5 below, the Credit Agreement shall be amended as follows: (a) Composite Credit Agreement. By deleting the stricken text (indicated textually in the same manner as the following example: stricken text ) and by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text ) as reflected in the modifications identified in the document annexed hereto as Annex A attached to this Fifth Amendment. (b) Updated Schedules. By amending the Schedules to the Credit Agreement as follows: (i) By amending and restating each of Schedule 1.1 and Schedule 3.05(c)(i) thereof in its entirety and by substituting therefor the form of each such Schedule annexed hereto as Annex B to this Fifth Amendment; and (ii) By adding a new Schedule 1.4 thereto in the form of each such Schedule annexed hereto as Annex C to this Fifth Amendment. 3. Forbearance; Discretionary Funding. (a) Each Loan Party acknowledges that certain Events of Default exist and are continuing as of the date hereof and agrees that the Agents and the Lenders have the right to immediately commence enforcement of their rights and remedies under the Loan Documents and under Applicable Law. In consideration of the Loan Parties’ performance in accordance with each and every term and condition of this Fifth Amendment, as and when due (subject to any applicable grace period), the Agents and the Lenders agree to forbear from demanding the payment of the Obligations and exercising their rights and remedies against the Collateral, until the earlier of: (i) April 24, 2020, (ii) the occurrence or existence of an Event of Default (other than a Specified Event of Default), or (iii) the determination by Agents that the Suspension Period has concluded (the period commencing as of the Fifth Amendment Effective Date and ending on the earlier of (i), (ii) or (iii) above shall be referred to as the “Forbearance Period’); provided, that the Forbearance Period may be extended upon the written consent of the Agents (which may be by e-mail), which consent may be withheld, delayed or conditioned in the Agents’ sole and exclusive discretion; provided, further, any 2 extension beyond May 30, 2020 shall also require the written consent of the Required Lenders (which may be by e-mail), which consent may be withheld, delayed or conditioned in the Required Lenders’ sole and exclusive discretion. (b) Notwithstanding anything in the Credit Agreement or otherwise to the contrary, each Loan Party hereby covenants and agrees that, as a result of the Events of Default that are existing and continuing on the date hereof, the Lenders have no obligation whatsoever to make Loans, to issue any Letters of Credit or to otherwise provide financial accommodations of any kind to the Borrowers. Notwithstanding the foregoing, from and after the Fifth Amendment Effective Date, at the request of the Lead Borrower, the Revolving Loan Lenders may, in their sole and absolute discretion, continue to make Revolving Loans and/or issue Letters of Credit (hereinafter, such financial accommodations shall be referred to collectively as “Discretionary Financial Accommodations” and singly as a “Discretionary Financial Accommodation”), subject, in all events, to the terms and conditions of this Fifth Amendment, the Credit Agreement (including but not limited to, all borrowing base requirements) and the other Loan Documents, as amended hereby. (c) Notwithstanding anything in the Credit Agreement or otherwise to the contrary, each Loan Party hereby irrevocably covenants and agrees that a Cash Dominion Event shall be deemed to have occurred and be continuing at all times from and after the Fifth Amendment Effective Date. (d) Notwithstanding anything in the Credit Agreement or otherwise to the contrary, each Loan Party hereby covenants and agrees that, as a result of the Events of Default that are existing and continuing on the date hereof, the Agents and the Lenders are entitled to charge interest based on Level I of the pricing grid set forth in the definition of “Applicable Margin” and at the Default Rate, and the Agents and the Lenders expressly reserve their right to do so, in each case retroactive to the date of first to occur of such Events of Default. (e) Notwithstanding anything in the Credit Agreement or otherwise to the contrary, each Loan Party hereby covenants and agrees that, as a result of the Events of Default that are existing and continuing on the date hereof, the Loan Parties shall not pay any premiums in respect of directors’ and officers’ insurance unless and until the conditions subsequent set forth in Section 7 hereof have been completed to the satisfaction of the Agents and except as set forth in the Budget (subject to Permitted Variances). The Loan Parties hereby acknowledge and agree that it shall constitute an immediate Default and Event of Default in the event any Loan Party makes payment in respect of such directors’ and officers’ insurance premium except as provided herein, and the Loan Parties hereby waive any notice requirements related thereto. (f) Notwithstanding anything in the Credit Agreement or otherwise to the contrary, each Loan Party hereby covenants and agrees that the Loan Parties shall not request (i) a Revolving Loan Commitment Increase under Section 2.02 of the 3

Credit Agreement, and/or (ii) an Additional Term Loan(s) under Section 2.02A of the Credit Agreement, and all such rights to request any such commitments increase(s) is hereby irrevocably waived. The Loan Parties hereby acknowledge and agree that it shall constitute an immediate Default and Event of Default in the event any Loan Party makes any request for either (i) a Revolving Loan Commitment Increase pursuant to Section 2.02 of the Credit Agreement, and/or (ii) an Additional Term Loan(s) pursuant to Section 2.02A of the Credit Agreement, and the Loan Parties hereby waive any notice requirements related thereto. (g) Each Loan Party covenants and agrees nothing contained in or contemplated by this Fifth Amendment (including, without limitation, the making of any Discretionary Financial Accommodation by the Revolving Loan Lenders in their sole and exclusive discretion) shall (i) constitute a waiver of any Specified Event of Default, or of any other Default or Event of Default which may now exist or which may occur after the Fifth Amendment Effective Date under any of the Loan Documents, (ii) constitute an agreement on the part of the Lenders to make any further extensions of credit of any kind to any Borrower at a later date, or (iii) preclude the exercise of rights and remedies by the Agents or the Lenders after the termination of the Forbearance Period (or, with respect to interest, as provided in Section 3(d) hereof). (h) Upon the expiration or termination of the Forbearance Period: (i) the agreement of the Agents and the Lenders to forbear as set forth in this Fifth Amendment shall automatically terminate; and (ii) the Agents and the Lenders may immediately commence enforcing their rights and remedies pursuant to the Loan Documents and Applicable Law, in such order and manner as the Agents and the Lenders may determine appropriate in their sole and exclusive discretion, and without prior demand, notice, or protest, all of which are hereby expressly WAIVED by the Loan Parties. (i) Each Loan Party represents, warrants and acknowledges that the Lenders are giving fair consideration and reasonably equivalent value to the Loan Parties (including, without limitation, the Lenders’ agreements to forbear and to provide other financial accommodations to or for the benefit of the Loan Parties as provided in this Amendment) in exchange for the additional Collateral (including, without limitation, as set forth in the Mortgages) and other agreements made by the Loan Parties as set forth in this Amendment. 4. Real Estate Collateral. (a) The parties hereto acknowledge and agree that, upon the satisfaction of the conditions set forth in Section 7 hereof, the Borrower shall have granted to the Collateral Agent, for the ratable benefit of the Credit Parties, a Lien in the Mortgaged Property described in the Mortgages with respect to the Specified Real Estate (as defined below). 4

(b) Notwithstanding the foregoing or anything in the Credit Agreement to the contrary: (i) the Obligations secured by any Mortgaged Property with respect to any Specified Real Estate shall not include any Obligations owing to a Lender that has not provided written notice to the Administrative Agent that (x) such Lender has completed its flood insurance diligence and received copies of all flood insurance documentation, or (y) such Lender’s flood insurance compliance has been completed as required by the Flood Laws or as otherwise satisfactory to such Lender (each such Lender, a “Non- Mortgage Lender”); and (ii) all proceeds realized on account of any Real Estate Collateral shall be applied, first, to payment of all reasonable costs and expenses incurred by Administrative Agent or the Collateral Agent, in connection with such Real Estate Collateral, including all court costs and the reasonable fees and expenses of its agents and legal counsel, and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder, under any other Loan Document, and second, in accordance with Section 7.04 of the Credit Agreement; provided that no such proceeds shall be shared with any Non-Mortgage Lender. (c) Any Non-Mortgage Lender may cease to be a Non-Mortgage Lender after the Fifth Amendment Effective Date at any time by providing written notice to the Administrative Agent as to the matters set forth in the foregoing clause (b)(i)(x) or (b)(i)(y). 5. Ratification of Loan Documents; Representations and Warranties; Waiver of Claims. (a) Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm (i) all Loan Documents as amended hereby, and (ii) that all representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Fifth Amendment Effective Date (after giving effect to this Amendment), except to the extent that (i) such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true, correct, and complete in all material respects as of such earlier date, or (ii) such representations and warranties are already qualified by Material Adverse Effect, “materiality” or similar qualifier, in which case, such representations and warranties are true, correct, and complete in all respects. Without limiting the foregoing, the Loan Parties hereby ratify, confirm, reaffirm and restate their grant of security interest in the Collateral (as defined in the Security Agreement) and acknowledge and agree that such security interest secures all of the Secured Obligations (as defined in the Security Agreement). 5

(b) The Loan Parties hereby represent and warrant as follows: (i) as of the Fifth Amendment Effective Date, and immediately after giving effect to the consummation of the transactions contemplated by this Fifth Amendment to occur on the Fifth Amendment Effective Date, no Default or Event of Default has occurred and is continuing (other than the Specified Events of Default, to the extent constituting Events of Default as of the date hereof); and (ii) all corporate and shareholder action on the part of the Loan Parties and all consents and approvals necessary for the valid execution, delivery and performance by the Loan Parties of this Fifth Amendment and the documents, instruments and agreements delivered in connection herewith have been duly and effectively taken and evidence thereof reasonably satisfactory to the Agents has been provided to the Agents. (c) Each of the Loan Parties hereby acknowledges and agrees that, as of the Fifth Amendment Effective Date, there is no basis or set of facts on the basis of which any amount (or any portion thereof) owed by the Loan Parties under the Loan Documents could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, offset, or defense (or other right, remedy, or basis having a similar effect) available to the Loan Parties with regard thereto; nor is there any basis on which the terms and conditions of any of the Obligations could be claimed to be other than as stated on the written instruments which evidence such Obligations. (d) Each of the Loan Parties hereby acknowledges and agrees that, as of the Fifth Amendment Effective Date, it has no offsets, defenses, claims, or counterclaims against the Agents or any Lender, or any of their respective affiliates, predecessors, successors, or assigns, or any of their respective officers, directors, employees, attorneys, or representatives, with respect to the Obligations, and that if any Loan Party now has, or ever did have prior to the Fifth Amendment Effective Date, any offsets, defenses, claims, or counterclaims against the Agents or any Lender, or their respective affiliates, predecessors, successors, or assigns, or their respective officers, directors, employees, attorneys, or representatives, with respect to the Obligations, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Fifth Amendment, all of them are hereby expressly WAIVED , and each of the Loan Parties hereby RELEASES the Agents and each Lender and their respective officers, directors, employees, attorneys, representatives, affiliates, predecessors, successors, and assigns from any liability therefor. 6. Conditions to Effectiveness. This Fifth Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Agents (the first date on which each of such conditions precedent has been so fulfilled, the “Fifth Amendment Effective Date”): 6

(a) The Agents shall have received counterparts of this Fifth Amendment, each duly executed and delivered by each of the parties hereto. (b) All necessary consents and approvals to the transactions contemplated hereby shall have been obtained and shall be satisfactory to the Agents. (c) Each Loan Party shall have delivered the following to the Agents, in form and substance reasonably satisfactory to the Agents: (i) Copies of such Loan Party’s Organizational Documents (or certifications of no change since the Third Amendment Effective Date) and such other documents and certifications as the Agents may reasonably require to evidence that such Loan Party is duly organized, and that such Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to so qualify in such jurisdiction could not reasonably be expected to have a Material Adverse Effect; and (ii) Certificates of resolutions or other action, incumbency certificates and/or other certificates of senior officers of such Loan Party as the Agents may require evidencing (A) the authority of such Loan Party to enter into this Fifth Amendment and the other Loan Documents to which such Loan Party is a party or is to become a party and (B) the identity, authority and capacity of each senior officer thereof authorized to act as a senior officer in connection with this Fifth Amendment and the other Loan Documents to which such Loan Party is a party or is to become a party. (d) All filings, recordations and searches reasonably requested by the Collateral Agent to be made in connection with the liens and security interests in the Loan Parties’ properties shall have been duly made (except with respect to the Specified Real Property as set forth in Section 7 hereof). (e) The Collateral Agent shall have received, and be reasonably satisfied with, evidence of the Loan Parties’ insurance, together with such endorsements as are required by the Loan Documents. (f) After giving effect to this Fifth Amendment, no Default or Event of Default (other than the Specified Events of Default, to the extent constituting Events of Default as of the date hereof) shall have occurred and be continuing. (g) Except as known to the Agents as of the Fifth Amendment Effective Date, no event shall have occurred since February 1, 2020 that could reasonably be expected to have a Material Adverse Effect (as amended hereby). (h) After giving effect to the transactions contemplated hereby, Excess Availability on the Fifth Amendment Effective Date shall be not less than $35,000,000. The Agents shall have received a Borrowing Base Certificate dated the Fifth 7

Amendment Effective Date, relating to the week ended on March 28, 2020, and executed by a Financial Officer of the Borrower. (i) The Agents and the Lenders shall have received, in form and substance reasonably satisfactory to the Agents and the Lenders, such other information and documents including, without limitation, such information and documents as may be required by any Agent or any Lender in order to complete “know your customer” and other compliance diligence, as may be reasonably requested by any Agent or any Lender. (j) There shall be no material misstatements of fact in the written materials furnished by the Loan Parties to the Agents or the Lenders prior to closing of this Fifth Amendment, or, after giving effect to the amendments to the Schedules made pursuant to this Amendment, in the representations or warranties of the Loan Parties made in the Credit Agreement or this Amendment. (k) All fees payable to the Agents and the Lenders required to be paid (or capitalized, as applicable) on or before the Fifth Amendment Effective Date shall have been paid(or capitalized, as applicable). (l) The Agents shall have been reimbursed by the Loan Parties for all reasonable costs and expenses of the Agents (including, without limitation, reasonable attorneys’ fees) in connection with the preparation, negotiation, execution, and delivery of this Fifth Amendment and related documents to the extent an invoice has been provided to the Loan Parties. The Loan Parties hereby acknowledge and agree that the Agents may charge the Loan Account to pay such costs and expenses to the extent an invoice has been provided to the Loan Parties. 7. Conditions Subsequent. On or before April 11, 2020 (or such later date as the Agents may agree in their sole discretion, which agreement may be by e-mail), the Loan Parties shall deliver to the Agents, in form and substance reasonably satisfactory to the Agents, with respect to the Real Estate located at each of: a. 1020 Willowcreek Drive, Jacksonville, Texas 75766, b. 506 Beall Boulevard (also known as 506 Bealls Boulevard), Jacksonville, Texas 75766, c. 321 Stratton Street, Logan, West Virginia 25601, and d. 307 Stratton Street, Logan, West Virginia 25601 (the Real Estate described in the foregoing clauses (a), (b), (c) and (d), collectively the “Specified Real Estate”): (i) evidence that all actions (including, without limitation, execution, delivery and recording of the Mortgages with applicable recording offices) that the Agents may deem necessary or desirable in order to create the valid first and subsisting Liens 8 on the property described in the Mortgages with respect to the Specified Real Estate has been taken; (ii) evidence that the Loan Parties are in compliance with Section 5.07 (including, without limitation, clause (c) thereof) of the Credit Agreement with respect to the Specified Real Estate; and (iii) to the extent requested by the Collateral Agent, satisfactory surveys, flood zone certifications, environmental reports, opinions of counsel and commitments for title insurance, with such customary endorsements as the Collateral Agent may reasonably require, together with such additional documents, instruments and agreements as the Collateral Agent may reasonably require, in each case with respect to the Specified Real Estate. The Loan Parties acknowledge and agree that the failure to comply with any of the foregoing covenants shall constitute an Event of Default pursuant to Section 7.01(d) of the Credit Agreement. 8. Miscellaneous. (a) This Fifth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this Fifth Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Fifth Amendment. (b) This Fifth Amendment, together with the other Loan Documents, expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. (c) Any provision of this Fifth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. (d) The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Fifth Amendment and are not relying on any representations or warranties of the Agents or the Lenders or their counsel in entering into this Fifth Amendment. (e) THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS 9

PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. [SIGNATURE PAGES FOLLOW] 10

IN WITNESS WHEREOF, the parties have hereunto caused this Fifth Amendment to be duly executed by their respective authorized officers as a sealed instrument as of the date first above written. BORROWER: SPECIALTY RETAILERS, INC. By: /s/ Jason Curtis_________________ Name: Jason Curtis Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary FACILITY GUARANTOR AND PARENT: STAGE STORES, INC. By: /s/ Jason Curtis_________________ Name: Jason Curtis Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary Signature Page to Forbearance and Fifth Amendment to Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, Swingline Lender, and Issuing Bank By: /s/ Jai Alexander________________ Name: Jai Alexander Title: Director Signature Page to Forbearance and Fifth Amendment to Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Term Loan Agent By: /s/ Jai Alexander_______________ Name: Jai Alexander Title: Director Signature Page to Forbearance and Fifth Amendment to Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolving Loan Lender By: /s/ Jai Alexander_______________ Name: Jai Alexander Title: Director Signature Page to Forbearance and Fifth Amendment to Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Revolving Loan Lender By: _____________________________ Name: _____________________________ Title: _____________________________ Signature Page to Forbearance and Fifth Amendment to Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Revolving Loan Lender By: /s/ Blakely Engel_______________ Name: Blakely Engel Title: Vice President Signature Page to Forbearance and Fifth Amendment to Second Amended and Restated Credit Agreement

REGIONS BANK, as a Revolving Loan Lender By: /s/ Bruce Kasper_______________ Name: Bruce Kasper Title: Managing Director Signature Page to Forbearance and Fifth Amendment to Second Amended and Restated Credit Agreement

TRUIST BANK (as successor by merger to SunTrust Bank), as a Revolving Loan Lender By: /s/ Joseph A. Massaroni__________ Name: Joseph A. Massaroni Title: Director Signature Page to Forbearance and Fifth Amendment to Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Term Loan Lender By: /s/ Jai Alexander_______________ Name: Jai Alexander Title: Director

PATHLIGHT CAPITAL FUND I LP, as a Term Loan Lender By: Pathlight Partners GP LLC, its General Partner By: /s/ Kirk C. Shevele______________ Name: Kirk Schevele Title: Managing Director Signature Page to Forbearance and Fifth Amendment to Second Amended and Restated Credit Agreement

PATHLIGHT CAPITAL OFFSHORE FUND I LP, as a Term Loan Lender By: Pathlight Partners GP LLC, its General Partner By: /s/ Kirk C. Shevele______________ Name: Kirk Schevele Title: Managing Director Signature Page to Forbearance and Fifth Amendment to Second Amended and Restated Credit Agreement

PATHLIGHT CAPITAL LLC, as a Term Loan Lender By: /s/ Kirk C. Shevele______________ Name: Kirk Schevele Title: Managing Director Signature Page to Forbearance and Fifth Amendment to Second Amended and Restated Credit Agreement

EXECUTION COPY ANNEX A TO FOURTH FORBEARANCE AND FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF JANUARY 11, 2019 APRIL 10, 2020 AND EFFECTIVE AS OF MARCH 29, 2020 SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 6, 2014 as amended, and as further amended effective as of January 11 March 29 , 2019 2020 by and among SPECIALTY RETAILERS, INC. as Borrower STAGE STORES, INC. as Facility Guarantor The LENDERS Party Hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent and as Collateral Agent WELLS FARGO BANK, NATIONAL ASSOCIATION as Term Loan Agent JPMORGAN CHASE BANK, N.A. REGIONS BANK as Co-Documentation Agents BANK OF AMERICA, N.A. as Syndication Agent and WELLS FARGO BANK, NATIONAL ASSOCIATION MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED J.P. MORGAN SECURITIES LLC REGIONS BANK as Joint Lead Arrangers and Joint Bookrunning Managers ___________________________

TABLE OF CONTENTS Page ARTICLE I Definitions .................................................................................................................. 2 SECTION 1.01. Defined Terms................................................................................................2 SECTION 1.02. Terms Generally ....................................................................................... 44 48 SECTION 1.03. Accounting Terms; GAAP ....................................................................... 45 49 SECTION 1.04. Rounding .................................................................................................. 45 50 SECTION 1.05. Times of Day ............................................................................................ 45 50 SECTION 1.06. Letter of Credit Amounts ......................................................................... 45 50 SECTION 1.07. Divisions .................................................................................................. 46 50 ARTICLE II Amount and Terms of Credit............................................................................... 46 50 SECTION 2.01. Commitments of the Lenders. .................................................................. 46 50 SECTION 2.02. Increase in Aggregate Revolving Loan Commitments . ........................... 47 51 SECTION 2.02A. Additional Term Loans ........................................................................... 49 53 SECTION 2.03. Reserves; Changes to Reserves. ............................................................... 51 55 SECTION 2.04. Making of Loans. .....................................................................................52 56 SECTION 2.05. Overadvances ........................................................................................... 53 58 SECTION 2.06. Swingline Loans. ...................................................................................... 54 58 SECTION 2.07. Letters of Credit. ...................................................................................... 54 59 SECTION 2.08. Settlements Amongst Revolving Loan Lenders. ...................................... 64 68 SECTION 2.09. Notes; Repayment of Loans. .................................................................... 65 69 SECTION 2.10. Interest on Loans. ..................................................................................... 66 70 SECTION 2.11. Default Interest ......................................................................................... 66 70 SECTION 2.12. Certain Fees.............................................................................................. 66 71 SECTION 2.13. Unused Commitment Fee ......................................................................... 67 71 SECTION 2.14. Letter of Credit Fees. ...............................................................................67 71 SECTION 2.15. [Reserved] ................................................................................................ 68 72 SECTION 2.16. Nature of Fees .......................................................................................... 68 72 SECTION 2.17. Termination or Reduction of Revolving Loan Commitments. ................ 68 72 SECTION 2.18. Alternate Rate of Interest ......................................................................... 68 73 SECTION 2.19. Conversion and Continuation of Loans ................................................... 69 74 SECTION 2.20. Mandatory Prepayment; Commitment Termination; Cash Collateral ..... 70 75 SECTION 2.21. Optional Prepayment of Loans; Reimbursement of Lenders. .................. 71 76 SECTION 2.22. Maintenance of Loan Account; Statements of Account. ......................... 74 79 SECTION 2.23. Cash Receipts. .......................................................................................... 74 79 SECTION 2.24. Application of Payments. ......................................................................... 76 81 SECTION 2.25. Increased Costs. ....................................................................................... 77 82 SECTION 2.26. Change in Legality. ..................................................................................78 83 SECTION 2.27. Payments; Sharing of Setoff. ................................................................... 79 84 SECTION 2.28. Taxes. ....................................................................................................... 80 85 SECTION 2.29. Security Interests in Collateral .................................................................82 88 SECTION 2.30. Mitigation Obligations; Replacement of Lenders. ................................... 82 88 (ii)

ARTICLE III Representations and Warranties ......................................................................... 83 89 SECTION 3.01. Organization; Powers ............................................................................... 83 89 SECTION 3.02. Authorization; Enforceability .................................................................. 84 89 SECTION 3.03. Governmental Approvals; No Conflicts .................................................. 84 89 SECTION 3.04. Financial Condition ..................................................................................84 89 SECTION 3.05. Properties. ................................................................................................ 84 90 SECTION 3.06. Litigation and Environmental Matters. .................................................... 85 90 SECTION 3.07. Compliance with Laws and Agreements ................................................. 85 90 SECTION 3.08. Investment and Holding Company Status ................................................ 85 91 SECTION 3.09. Taxes ........................................................................................................ 85 91 SECTION 3.10. ERISA ...................................................................................................... 86 91 SECTION 3.11. Disclosure.................................................................................................86 91 SECTION 3.12. Subsidiaries. ............................................................................................. 86 91 SECTION 3.13. Insurance .................................................................................................. 86 92 SECTION 3.14. Labor Matters ........................................................................................... 86 92 SECTION 3.15. Security Documents ................................................................................. 87 92 SECTION 3.16. Federal Reserve Regulations .................................................................... 87 92 SECTION 3.17. Solvency ................................................................................................... 87 93 SECTION 3.18. OFAC; Anti-Corruption Laws; Anti-Money Laundering Laws .............. 87 93 SECTION 3.19. Swap Obligations .....................................................................................88 93 ARTICLE IV Conditions .......................................................................................................... 88 93 SECTION 4.01. Effective Date .......................................................................................... 88 93 SECTION 4.02. Conditions Precedent to Each Revolving Loan and Each Letter of Credit........................................................................................................ 90 96 ARTICLE V Affirmative Covenants ........................................................................................ 91 97 SECTION 5.01. Financial Statements and Other Information ........................................... 91 97 SECTION 5.02. Notices of Material Events ..................................................................... 94 100 SECTION 5.03. Information Regarding Collateral. ......................................................... 95 101 SECTION 5.04. Existence; Conduct of Business ............................................................. 95 101 SECTION 5.05. Payment of Obligations .......................................................................... 95 102 SECTION 5.06. Maintenance of Properties ..................................................................... 96 102 SECTION 5.07. Insurance. ............................................................................................... 96 102 SECTION 5.08. Casualty and Condemnation .................................................................. 97 104 SECTION 5.09. Books and Records; Inspection and Audit Rights; Appraisals; Accountants............................................................................................ 97 104 SECTION 5.10. Physical Inventories. .............................................................................. 98 105 SECTION 5.11. Compliance with Laws........................................................................... 98 105 SECTION 5.12. Use of Proceeds and Letters of Credit ................................................... 98 105 SECTION 5.13. Additional Subsidiaries .......................................................................... 99 106 SECTION 5.14. Further Assurances. ................................................................................ 99 106 SECTION 5.15. OFAC; Anti-Corruption Laws; Anti-Money Laundering Laws .......... 100 107 SECTION 5.16. Performance Within Budget ....................................................................... 107 (iii)

SECTION 5.17. Retention of and Communication with Consultants, Liquidators and Financial Advisors. .................................................................................... 107 ARTICLE VI Negative Covenants ....................................................................................... 100 108 SECTION 6.01. Indebtedness and Other Obligations. ................................................... 100 109 SECTION 6.02. Liens ..................................................................................................... 101 110 SECTION 6.03. Fundamental Changes. ......................................................................... 102 111 SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions ............. 103 111 SECTION 6.05. Asset Sales ........................................................................................... 104 112 SECTION 6.06. Restricted Payments; Certain Payments of Indebtedness. ................... 105 114 SECTION 6.07. Transactions with Affiliates .................................................................106 115 SECTION 6.08. Restrictive Agreements ........................................................................ 106 115 SECTION 6.09. Amendment of Material Documents .................................................... 106 115 SECTION 6.10. Additional Subsidiaries ........................................................................ 107 116 SECTION 6.11. Excess Availability .............................................................................. 107 116 SECTION 6.12. Fiscal Year ........................................................................................... 107 116 SECTION 6.13. Environmental Laws ............................................................................ 107 116 ARTICLE VII Events of Default .......................................................................................... 107 116 SECTION 7.01. Events of Default ................................................................................. 107 116 SECTION 7.02. When Continuing ................................................................................. 110 120 SECTION 7.03. Remedies on Default . ........................................................................... 110 120 SECTION 7.04. Application of Proceeds ....................................................................... 113 123 SECTION 7.05. Additional Remedies on Default . ......................................................... 115 125 SECTION 7.06. Separate Claims and Separate Classifications ..................................... 121 130 ARTICLE VIII The Agents .................................................................................................. 121 130 SECTION 8.01. Administration by Administrative Agent ............................................. 121 130 SECTION 8.02. The Collateral Agent; The Term Loan Agent. ..................................... 121 131 SECTION 8.03. Agreements of Certain Requisite Lenders. .......................................... 122 131 SECTION 8.04. Liability of Agents. .............................................................................. 122 132 SECTION 8.05. Notice of Default; Actions on Default. ................................................ 123 133 SECTION 8.06. Lenders’ Credit Decisions .................................................................... 124 133 SECTION 8.07. Reimbursement and Indemnification ................................................... 124 133 SECTION 8.08. Rights of Agents................................................................................... 124 134 SECTION 8.09. Notice of Transfer ................................................................................ 125 134 SECTION 8.10. Successor Agent ................................................................................... 125 134 SECTION 8.11. Reports and Financial Statements. ....................................................... 125 135 SECTION 8.12. Delinquent Lender................................................................................ 126 136 SECTION 8.13. Arrangers, Documentation Agent and Co-Syndication Agents ........... 130 139 SECTION 8.14. Agent for Perfection ............................................................................. 130 140 SECTION 8.15. Relation Among the Lenders ............................................................... 130 140 SECTION 8.16. Collateral and Guaranty Matters .......................................................... 130 140 SECTION 8.17. Providers .............................................................................................. 131 141 (iv)

SECTION 8.18. Reserves. .............................................................................................. 132 141 ARTICLE IX Miscellaneous ................................................................................................ 132 142 SECTION 9.01. Notices .................................................................................................132 142 SECTION 9.02. Waivers; Amendments. ........................................................................ 133 143 SECTION 9.03. Expenses; Indemnity; Damage Waiver ................................................ 136 146 SECTION 9.04. Successors and Assigns. ....................................................................... 138 147 SECTION 9.05. Survival ................................................................................................ 140 150 SECTION 9.06. Counterparts; Integration; Effectiveness .............................................. 141 150 SECTION 9.07. Severability .......................................................................................... 141 151 SECTION 9.08. Right of Setoff ......................................................................................141 151 SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. ............. 142 151 SECTION 9.10. WAIVER OF JURY TRIAL ................................................................ 142 152 SECTION 9.11. Headings............................................................................................... 142 152 SECTION 9.12. Interest Rate Limitation ....................................................................... 143 152 SECTION 9.13. Additional Waivers. ............................................................................. 143 152 SECTION 9.14. Confidentiality ..................................................................................... 144 154 SECTION 9.15. Patriot Act ............................................................................................ 145 155 SECTION 9.16. Foreign Asset Control Regulations ...................................................... 146 155 SECTION 9.17. No Advisory or Fiduciary Responsibility ............................................ 146 156 SECTION 9.18. Existing Credit Agreement Amended and Restated. ........................... 147 156 SECTION 9.19. Keepwell .............................................................................................. 148 157 SECTION 9.20. Acknowledgement and Consent to Bail-In of EEA Financial Institutions............................................................................................ 148 158 SECTION 9.21. QFC ............................................................................................................ 158 (v)

EXHIBITS A. Form of Assignment and Acceptance B-1 Form of Revolving Note B-2 Form of Swingline Note B-3 Form of Term Note C Opinion of Counsel to Loan Parties D Form of Compliance Certificate E Form of Borrowing Base Certificate (vi)

SCHEDULES 1.1 Lenders and Commitments 1.3 Fiscal Months 1.4 Initial Budget 2.23(a) DDAs 2.23(b) Credit Card Arrangements 2.23(c) Blocked Accounts 2.23(f) Disbursement Accounts 3.04 Change Since Prior Fiscal Year End 3.05(c)(i) Title to Properties; Real Estate Owned 3.05(c)(ii) Leased Properties 3.06 Disclosed Matters 3.12 Subsidiaries 3.13 Insurance 5.01(i) Financial Reporting Requirements 6.01 Indebtedness 6.02 Liens 6.04 Investments (vii)

SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 6, 2014, as amended, and as further amended as of January 11, 2019, and as further amended effective as of March 29, 2020 among: SPECIALTY RETAILERS, INC., a Texas corporation, having its principal place of business at 2425 West Loop South, Houston, Texas 77027 (the “Borrower”); STAGE STORES, INC., a Nevada corporation, having its principal place of business at 2425 West Loop South, Houston, Texas 77027 (the “Facility Guarantor”); the LENDERS party hereto; WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association having a place of business at One Boston Place, Boston, Massachusetts 02108, as Administrative Agent and as Collateral Agent for the Lenders; WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association having a place of business at One Boston Place, Boston, Massachusetts 02108, as Term Loan Agent for the Term Loan Lenders; JPMORGAN CHASE BANK, N.A. and REGIONS BANK, as Co-Documentation Agents; and BANK OF AMERICA, N.A., as Syndication Agent. W I T N E S S E T H: WHEREAS, the Borrower, among others, has entered into that certain Amended and Restated Credit Agreement, dated as of June 30, 2011 (as amended and in effect on and prior to the date hereof, the “Existing Credit Agreement”) by, among others, the Borrower, the Facility Guarantors party thereto, the “Lenders” as defined therein, Bank of America, N.A. as “Administrative Agent” and “Collateral Agent”, Wells Fargo Capital Finance, LLC as “Documentation Agent”, and JPMorgan Chase Bank, N.A. and Regions Bank as “Co- Syndication Agents”; and WHEREAS, in accordance with Section 9.02 of the Existing Credit Agreement, the Borrower, the Facility Guarantors, the Lenders and the Agents desire to amend and restate the Existing Credit Agreement as provided herein; and WHEREAS, prior to the amendment and restatement of the Existing Credit Agreement, among other things, Bank of America, N.A. resigned as Administrative Agent and Collateral Agent, and the Lenders and the Borrower appointed Wells Fargo Bank, National Association as successor Administrative Agent and Collateral Agent, and Wells Fargo Bank, National Association has accepted such appointment. NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree that the Existing Credit Agreement shall 1 be amended and restated in its entirety to read as follows (it being agreed that this Agreement shall not be deemed to evidence or result in a novation or repayment and reborrowing of the Obligations under the Existing Credit Agreement): ARTICLE I Definitions SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “Accelerated Borrowing Base Delivery Event” means either (i) the occurrence and continuance of any Event of Default, or (ii) the failure of the Borrower to maintain Excess Availability at least equal to twelve and one-half percent (12.5%) of the Adjusted Combined Loan Cap. For purposes of this Agreement, the occurrence of an Accelerated Borrowing Base Delivery Event shall be deemed continuing (i) so long as such Event of Default is continuing, and/or (ii) if the Accelerated Borrowing Base Delivery Event arises as a result of the Borrower's failure to achieve Excess Availability as required hereunder, until Excess Availability has exceeded twelve and one-half percent (12.5%) of the Adjusted Combined Loan Cap for thirty (30) consecutive Business Days, in which case an Accelerated Borrowing Base Delivery Event shall no longer be deemed to be continuing for purposes of this Agreement. The termination of an Accelerated Borrowing Base Delivery Event as provided herein shall in no way limit, waive or delay the occurrence of a subsequent Accelerated Borrowing Base Delivery Event in the event that the conditions set forth in this definition again arise. “ACH” shall mean automated clearing house transfers. “Accommodation Payment” has the meaning provided therefor in Section 9.13. “Account” shall mean “accounts” as defined in the UCC, and also all: accounts, accounts receivable, receivables, and rights to payment (whether or not earned by performance) for: property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; services rendered or to be rendered; a policy of insurance issued or to be issued; a secondary obligation incurred or to be incurred; arising out of the use of a credit or charge card or information contained on or used with that card. “Additional Revolving Loan Commitment Lender” has the meaning provided therefor in Section 2.02(a). “Additional Term Loan” has the meaning provided therefor in Section 2.02A(a). “Additional Term Loan Commitment Lender” has the meaning provided therefor in Section 2.02A(a). “Additional Term Loan Commitment Requirements” means, with respect to any request for an Additional Term Loan Commitment made pursuant to Section Error! Reference source not found. A, no Default or Event of Default then exists. 2

“Adjusted LIBO Rate” means, (a) with respect to any LIBO Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (i) the LIBO Rate for such Interest Period multiplied by (ii) the Statutory Reserve Rate, solely to the extent the Statutory Reserve Rate is greater than 0; and (b) with respect to any Prime Rate Loan for any interest rate calculation, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of one percent) equal to (i) the LIBO Rate for an Interest Period commencing on the date of such calculation and ending on the date that is thirty (30) days thereafter multiplied by (ii) the Statutory Reserve Rate, solely to the extent the Statutory Reserve Rate is greater than 0. The Adjusted LIBO Rate will be adjusted automatically as to all Loans then outstanding as of the effective date of any change. Notwithstanding the foregoing, the Adjusted LIBO Rate, for purposes of the Term Loans, shall not be less than one percent (1.00%) per annum, and with respect to the Term Loans, changes in the Adjusted LIBO Rate shall be determined by the Administrative Agent as of the first day of each month. “Adjusted Combined Loan Cap” means, at any time of determination, the sum of (i) the Revolving Loan Cap (calculated without subtracting the Term Loan Reserve from the Revolving Loan Borrowing Base), plus (ii) the lesser of (x) the outstanding amount of the Term Loan, or (y) the Term Loan Borrowing Base. This definition shall not be amended without the consent of each Term Loan Lender. “Adjusted Revolving Loan Commitments” shall mean, at any time, the sum of (i) the aggregate of the Ordinary Commitments (as set forth on Schedule 1.1) for each Revolving Loan Lender, subject to possible increase pursuant to Section 2.02, plus (ii) the Seasonal Commitment Increase Utilized Amount. “Adjusted LIBO Rate” shall mean the LIBO Rate. “Adjusted Revolving Loan Commitments” shall mean the Aggregate Revolving Loan Commitments. “Adjustment Date” means (i) May 6, 2019, and (ii) thereafter, the first day of each fiscal quarter of the Borrower. “Administrative Agent” means Wells Fargo, in its capacity as administrative agent for the Credit Parties hereunder. “Affiliate” means, with respect to a specified Person, another Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified or is a director or officer of such Person. “Agents” shall mean collectively, the Administrative Agent, the Collateral Agent, and the Term Loan Agent. 3

“Agreement” means this Second Amended and Restated Credit Agreement, as modified, amended, supplemented or restated, and in effect from time to time. “Agreement Value” means, for each Hedging Agreement, on any date of determination, an amount determined by the Administrative Agent equal to: (a) in the case of a Hedging Agreement documented pursuant to the Master Agreement (Multicurrency-Cross Border) published by the International Swap and Derivatives Association, Inc. (the “Master Agreement”), the amount, if any, that would be payable by any Loan Party or any of its Subsidiaries to its counterparty to such Hedging Agreement, as if (i) such Hedging Agreement was being terminated early on such date of determination, (ii) such Loan Party or Subsidiary was the sole “Affected Party”, and (iii) the Administrative Agent was the sole party determining such payment amount (with the Administrative Agent making such determination pursuant to the provisions of the form of Master Agreement); or (b) in the case of a Hedging Agreement traded on an exchange, the mark-to- market value of such Hedging Agreement, which will be the unrealized loss on such Hedging Agreement to the Loan Party or Subsidiary of a Loan Party to such Hedging Agreement determined by the Administrative Agent based on the settlement price of such Hedging Agreement on such date of determination; or (c) in all other cases, the mark-to-market value of such Hedging Agreement, which will be the unrealized loss on such Hedging Agreement to the Loan Party or Subsidiary of a Loan Party party to such Hedging Agreement determined by the Administrative Agent as the amount, if any, by which (i) the present value of the future cash flows to be paid by such Loan Party or Subsidiary exceeds (ii) the present value of the future cash flows to be received by such Loan Party or Subsidiary pursuant to such Hedging Agreement; capitalized terms used and not otherwise defined in this definition shall have the respective meanings set forth in the above described Master Agreement. “Aggregate Revolving Loan Commitments” means the Revolving Loan Commitments of all the Revolving Loan Lenders, as reduced by the Borrower pursuant to Section 2.17 or increased pursuant to Section 2.02. As of the Fourth Fifth Amendment Effective Date, the Aggregate Revolving Loan Commitments are in the sum of $ 425,000,000 250,000,000 . “Allocable Amount” has the meaning provided therefor in Section 9.13. “Anti-Corruption Laws” means the FCPA, the U.K. Bribery Act of 2010, as amended, and all other applicable laws and regulations or ordinances concerning or relating to bribery , money laundering or corruption in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business. “Anti-Money Laundering Laws” means the applicable laws or regulations in any jurisdiction in which any Loan Party or any of its Subsidiaries or Affiliates is located or is doing business that relates to money laundering, any predicate crime to money laundering, or any financial record keeping and reporting requirements related thereto. 4

“Applicable Law” means as to any Person: (i) all laws, statutes, rules, regulations, orders, or other requirements having the force of law and (ii) all court orders and injunctions, and/or similar rulings, in each instance ((i) and (ii)) of or by any Governmental Authority, or court, or tribunal which has jurisdiction over such Person, or any property of such Person, or of any other Person for whose conduct such Person would be responsible. “Applicable Margin” means: (a) From and after the Fourth Amendment Effective Date until the first Adjustment Date, the percentages set forth in Level I of the pricing grid below; and (b) From and after the first Adjustment Date and on each Adjustment Date thereafter, the Applicable Margin shall be determined from the following pricing grid based upon the Average Daily Excess Availability for the fiscal quarter of the Borrower ended immediately preceding such Adjustment Date; provided, however, that until the first Adjustment Date, the Applicable Margin shall not be established at Level II (even if Average Daily Excess Availability for Level II has been met); provided however that notwithstanding anything to the contrary set forth herein, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and at the direction of the Required Lenders shall, immediately increase the Applicable Margin to that set forth in Level I (even if the Average Daily Excess Availability requirements for a different Level have been met) and interest shall be determined in the manner set forth in Section 2.11 2.11 ; provided further if any Borrowing Base Certificates are at any time restated or otherwise revised (including as a result of an audit) or if the information set forth in any Borrowing Base Certificates otherwise proves to be false or incorrect such that the Applicable Margin would have been higher than was otherwise in effect during any period, without constituting a waiver of any Default or Event of Default arising as a result thereof, interest due under this Agreement shall be immediately recalculated at such higher rate for any applicable periods and shall be due and payable on demand. Average Daily Excess Level Availability Criteria Prime Rate Loans LIBO Loans I Less than 40% of the Revolving 0.50% 1.50% Loan Cap II Equal to or greater than 40% of 0.25% 1.25% the Revolving Loan Cap “Appraisal Percentage” shall mean , (i) during all times other than the period from June 1 through September 30 of each year, 90%, and (ii) during the period from June 1 through September 30 of each year, 92.5% 90% . “Appraised Value” means the net appraised liquidation value of the Borrower’s Eligible Inventory as set forth in the Borrower’s inventory books and records as determined from time to time by an independent appraiser satisfactory to the Administrative Agent and the Term Loan Agent. 5

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender (c) an entity or an Affiliate of an entity that administers or manages a Lender, or (d) the same investment advisor or an advisor under common control with such Lender, Affiliate or advisor, as applicable. “Arrangers” means Wells Fargo, MLPFS, Regions Bank, and J.P. Morgan Securities LLC. “Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 9.04, and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent. “Availability Reserves” means such reserves as the Administrative Agent from time to time determines in the Administrative Agent’s reasonable discretion as being appropriate to reflect the impediments to the Agents’ ability to realize upon the Collateral and the Real Estate Collateral . Without limiting the generality of the foregoing, Availability Reserves may include (but are not limited to) (a) the Consignor Payables Reserve, and (b) reserves based on (i) rent (but in no event to exceed two months’ rent) for leased locations in the states of Virginia, Washington, Pennsylvania and any other state in which Applicable Law provides a landlord with a Lien for unpaid rent having priority over the Lien of the Collateral Agent and for distribution centers for which the Loan Parties have not delivered a landlord’s waiver to the Collateral Agent; (ii) Gift Certificates and Merchandise Credit Liability; (iii) customs, duties, and other costs to release Inventory which is being imported into the United States; and (iv) past due Taxes and other governmental charges, including, ad valorem, real estate, personal property, sales, and other Taxes which might have priority over the interests of the Collateral Agent in the Collateral or the Real Estate Collateral. For the avoidance of doubt, Availability Reserves include the Term Loan Reserve and the Restructuring Reserve . “Average Daily Excess Availability” shall mean the average daily Excess Availability for, as applicable, either (a) the immediately preceding fiscal quarter, (b) the immediately preceding Fiscal Month, or (c) each Fiscal Month during any projected twelve (12) Fiscal Months. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bank of America” shall mean Bank of America, N.A., a national banking association. “Bank Products” means any services or facilities provided to any Loan Party by the Administrative Agent, the Collateral Agent, the Term Loan Agent, any Revolving Lender or any of their respective Affiliates, including, without limitation, on account of (a) Hedging Agreements, (b) purchase cards, (c) credit and debit cards, (d) leasing, (e) Factored Receivables, 6 and (f) supply chain finance services including, without limitation, trade payable services and supplier accounts receivable purchases, but excluding Cash Management Services. “Bank Products Cap” means the lesser of (i) the aggregate amount of Obligations in respect of Bank Products then outstanding, or (ii) the sum of $2,000,000. “Bankruptcy Code” means Title 11, U.S.C., as now or hereafter in effect, or any successor thereto. “Beneficial Owner” means each of the following: (a) each individual, if any, who, directly or indirectly, owns 25% or more of the equity interests in Borrower; (b) a single individual with significant responsibility to control, manage, or direct Borrower, and (c) a beneficial owner as otherwise defined in 31 C.F.R Section 1010.230. “Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBO Rate for United States dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement shall be deemed to be zero for the purposes of this Agreement. “Benchmark Replacement Adjustment” means, with respect to any replacement of the LIBO Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement for United States dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Prime Rate”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement). 7

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBO Rate: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the LIBO Rate permanently or indefinitely ceases to provide the LIBO Rate; or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein. “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBO Rate: (a) a public statement or publication of information by or on behalf of the administrator of the LIBO Rate announcing that such administrator has ceased or will cease to provide the LIBO Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rate; (b) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate, the Federal Reserve System of the United States (or any successor), an insolvency official with jurisdiction over the administrator for the LIBO Rate, a resolution authority with jurisdiction over the administrator for the LIBO Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBO Rate, which states that the administrator of the LIBO Rate has ceased or will cease to provide the LIBO Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Rate; or (c) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Rate announcing that the LIBO Rate is no longer representative. “Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90 th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders. “Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate and solely to the extent that the LIBO Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, 8 no Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder in accordance with Section 2.18(b) and (y) ending at the time that a Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder pursuant to Section 2.18(b). “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “BHC Act Affiliate” of a Person means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person. “Blocked Account Agreements” has the meaning set forth provided therefor in Section 2.23(c). “Blocked Account Banks” shall mean the banks with whom the Borrower has entered into Blocked Account Agreements. “Blocked Accounts” shall have has the meaning set forth provided therefor in Section 2.23(c). “Borrower” means Specialty Retailers, Inc., a Texas corporation. “Borrowing” shall mean (a) the incurrence of Loans of a single Type, on a single date and having, in the case of LIBO Loans, a single Interest Period, or (b) a Swingline Loan. “Borrowing Base” means, individually or collectively (as the context may require), the Revolving Loan Borrowing Base and the Term Loan Borrowing Base. Without the consent of each Term Loan Lender, this definition (and any component definition used therein) may not be amended or modified if as a result thereof the amounts available to be borrowed by the Borrower would be increased, provided that the foregoing shall not limit the discretion of the Administrative Agent pursuant to clause (j) of the definition of Eligible Inventory, or to change, establish or eliminate any Reserves in accordance with the terms hereof. “Borrowing Base Certificate” has the meaning assigned to such term provided therefor in Section 5.01(f). “Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.04. “Breakage Costs” shall have the meaning set forth in Section 2.21(c). “Budget” means the financial projections for the Loan Parties covering the thirteen-week period commencing on the Fifth Amendment Effective Date on a weekly basis, which projections shall include, at a minimum, cash receipts, operating disbursements, payroll disbursements, a reasonably detailed professional fee budget, non-operating disbursements (including, for the avoidance of doubt, professional fees) and inventory for the period covered thereby, and any subsequent projections furnished pursuant to Section 5.01 hereof, all of the 9 foregoing to be in form and substance reasonably satisfactory to the Agents (it being understood that any update to the initial Budget (and any subsequently accepted Budget, which acceptance may be by e-mail) pursuant to Section 5.01 shall be accepted by the Agents in their sole and absolute discretion, and until any such update is accepted, the most recently accepted Budget shall be the Budget for all purposes of this Agreement). The initial Budget as of the Fifth Amendment Effective Date is as set forth on Schedule 1.4. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in Boston, Massachusetts, New York, New York or Houston, Texas are authorized or required by law to remain closed, provided that, when used in connection with a LIBO Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in London or such other eurodollar interbank market as may be selected by the Administrative Agent in its sole discretion acting in good faith. Except as otherwise provided herein, if any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day and such extension of time shall be included in computing interest and fees in connection with such payment. “Capital Expenditures” means, for any period, (a) all expenditures made or costs incurred (whether made in the form of cash or other property) for the acquisition, improvement or repair of fixed or capital assets of the Parent and its Subsidiaries, in each case that are (or would be) set forth in a Consolidated statement of cash flows of the Parent and its Subsidiaries for such period prepared in accordance with GAAP as capital expenditures, and (b) Capital Lease Obligations incurred by the Parent and its Subsidiaries during such period. For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of the proceeds, as the case may be. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Cash Collateral Account” shall mean an interest-bearing account established by the Borrower with the Collateral Agent at Wells Fargo under the sole and exclusive dominion and control of the Collateral Agent designated as the “Specialty Retailers Cash Collateral Account”. “Cash Dominion Event” shall mean either (i) the occurrence and continuance of any Event of Default, or (ii) the failure of the Borrower to maintain Excess Availability of at least the greater of (i) $35,000,000 or (ii) twelve and one-half percent (12.5%) of the Adjusted Combined Loan Cap for a period of five (5) consecutive Business Days. For purposes of this Agreement, the occurrence of a Cash Dominion Event shall be deemed continuing (i) so long as such Event of Default is continuing, and/or (ii) if the Cash Dominion Event arises as a result of the Borrower’s failure to achieve Excess Availability as required hereunder, until Excess 10

Availability has exceeded the greater of (i) $35,000,000 or (ii) twelve and one-half percent (12.5%) of the Adjusted Combined Loan Cap for thirty (30) consecutive Business Days, in which case a Cash Dominion Event shall no longer be deemed to be continuing for purposes of this Agreement, provided that a Cash Dominion Event shall be deemed continuing (even if an Event of Default is no longer continuing and/or Excess Availability exceeds the required amount for thirty (30) consecutive Business Days) at all times after a Cash Dominion Event has occurred and been discontinued three (3) times in any period of 365 days. The termination of a Cash Dominion Event as provided herein shall in no way limit, waive or delay the occurrence of a subsequent Cash Dominion Event in the event that the conditions set forth in this definition again arise. This definition shall not be amended or modified without the consent of the Required Term Loan Lenders. “Cash Management Services” means any cash management services or facilities provided to any Loan Party by the Administrative Agent, the Collateral Agent, the Term Loan Agent or any Revolving Lender or any of their respective Affiliates, including, without limitation: (a) ACH transactions, (b) treasury and/or cash management services, including, without limitation, controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services, (c) foreign exchange facilities, and (d) credit card processing services. “Cash Receipts” has the meaning provided therefor in Section 2.23(c). “CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq. “Certificate of Beneficial Ownership” means with respect to Borrower, a certificate in form and substance reasonably satisfactory to the Administrative Agent, certifying, among other things, the Beneficial Owner of Borrower. “Change in Control” means, at any time, (a) during any period of twelve (12) months, individuals who at the beginning of such period constituted the board of directors of the Parent (together with any new directors whose election or appointment by such board of directors, or whose nomination for election by shareholders of the Parent, as the case may be, was approved by a vote of a majority of the directors still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors then in office; or (b) any person or group (within the meaning of the Securities and Exchange Act of 1934, as amended) is or becomes the beneficial owner (within the meaning of Rule 13d-3 and 13d-5 of the Securities and Exchange Act of 1934, as amended, except that such person shall be deemed to have “beneficial ownership” of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) directly or indirectly of thirty-five percent (35%) or more of the total then outstanding voting power of the Voting Stock of the Parent on a fully diluted basis, whether as a result of the issuance of securities of the Parent, any merger, consolidation, liquidation or dissolution of the Parent, any direct or indirect transfers of securities or otherwise, or has the right or ability to Control the Parent; or (c) the failure of the Parent at any time to own, directly or indirectly, 100% of the capital stock or other equity interests of the Borrower and other Loan Parties (other than the Parent) free and clear of all Liens. 11

“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.25(b), by the designated lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided however, for purposes of this Agreement, (i) all requests, guidelines or directives in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act, and (ii) all rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall be deemed to have gone into effect and been adopted after the date hereof. “Charges” has the meaning provided therefor in Section 9.12. “Code” means the Internal Revenue Code of 1986 and the Treasury regulations promulgated thereunder, as amended from time to time. “Collateral” means any and all “Collateral” (or similar term) as defined in any applicable Security Document (other than the Mortgages) . “Collateral Agent” means Wells Fargo, in its capacity as collateral agent under the Security Documents. “Comenity Bank” means Comenity Bank (formerly known as World Financial Network National Bank) or its successors. “Commercial Letter of Credit” means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by the Borrower in the ordinary course of business of the Borrower and any banker’s acceptances related thereto. “Commercial Letter of Credit Agreement” means the Commercial Letter of Credit Agreement relating to the issuance of a Commercial Letter of Credit in the form from time to time in use by the Issuing Bank. “Commitment” means, with respect to each Lender, its Revolving Loan Commitment or its Term Loan Commitment, as applicable. “Commitment Fee” has the meaning provided therefor in Section 2.13. “Commitment Percentage” means, (a) with respect to each Loan or Letter of Credit under the Revolving Loan Commitments, the Revolving Loan Commitment Percentage, (b) with respect to each Loan under the Term Loan Commitments, the Term Loan Commitment Percentage, and (c) with respect to each Lender, its percentage of the sum of the Adjusted Revolving Loan Commitments represented by the sum of such Lender’s Revolving Loan Commitment and the outstanding principal balance of such Lender’s portion of the Term Loan at 12 such time, in each case as the context provides. If the Revolving Loan Commitments have been terminated pursuant to Section 2.17 or Section 7.01 or if the Revolving Loan Commitments have expired, then the Commitment Percentage of each Revolving Loan Lender shall be determined based on the Commitment Percentage of such Revolving Loan Lender most recently in effect, giving effect to any subsequent assignments. The Commitment Percentage of each Lender is set forth opposite the name of such Lender on Schedule 1.1 hereto or as may subsequently be set forth in the Register from time to time, as the same may be (i) be reduced from time to time pursuant to Section 2.17 or (ii) be increased from time to time pursuant to Section 2.02 2.02 and/or Section 2.02A hereof, as the case may be. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Concentration Account” shall have the meaning set forth in Section 2.23(c). “Confidential Information” shall mean any earnings information, including sales and profitability trends, as well as any other non-public information with respect to any aspect of the Loan Parties’ business which is disclosed to the Agents or a Lender by any Loan Party, either directly or indirectly, in writing, orally, electronically, graphically or otherwise. Confidential Information shall not include any information (a) which is in the possession of any Agent or Lender (from a source which has no obligation of confidentiality to the Loan Parties, to the best knowledge of such Agent or Lender) prior to disclosure thereof by the Loan Parties, (b) is approved for release by written authorization of the Borrower, (c) is independently developed and disclosed by a third party to any Agent or Lender, or (d) as has become generally available to the public, not as a result of any action or inaction by any Agent or Lender. “Conforming DIP” has the meaning provided therefor in Section 7.05(d). “Consent” means actual consent given by a Lender from whom such consent is sought. If ten (10) Business Days after receipt of written notice to a Lender from the Administrative Agent of a proposed course of action to be followed by the Administrative Agent without such Lender’s giving the Administrative Agent written notice of that Lender’s consent to such course of action, such Lender shall be deemed not to have consented thereto. “Consignor Payables Reserve” means such Availability Reserve as Administrative Agent shall from time-to-time implement and maintain in its reasonable discretion, to reflect amounts that are or may be payable by Loan Parties to Persons that, as consignors, have placed goods with Loan Parties, as consignees, to be held for sale by Borrower on a consignment basis. “Consolidated” means, when used to modify a financial term, test, statement, or report of a Person, refers to the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of such Person and its Subsidiaries. “Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of the Parent and its Subsidiaries on a Consolidated basis for the most recently completed Measurement Period, plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges, (ii) the provision 13 for Federal, state, local and foreign income Taxes, (iii) depreciation and amortization expense and (iv) other non-recurring expenses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by the Parent and its Subsidiaries for such Measurement Period), minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) Federal, state, local and foreign income tax credits and (ii) all non-cash items increasing Consolidated Net Income (in each case of or by the Parent and its Subsidiaries for such Measurement Period), all as determined on a Consolidated basis in accordance with GAAP. “Consolidated Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a) (i) Consolidated EBITDA for the most recently completed Measurement Period minus (ii) Capital Expenditures made during such period (net of any landlord contributions to tenant improvements of the Parent and its Subsidiaries during such period), minus (iii) the aggregate amount of Federal, state, local and foreign income taxes paid in cash during such period (but not less than zero) to (b) Debt Service Charges in each case, of or by the Parent and its Subsidiaries for the most recently completed Measurement Period, all as determined on a Consolidated basis in accordance with GAAP. “Consolidated Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Hedging Agreements, but excluding any non-cash or deferred interest financing costs, and (b) the portion of rent expense with respect to such period under Capital Lease Obligations that is treated as interest in accordance with GAAP minus (c) interest income during such period (excluding any portion of interest income representing amounts accrued in a previous period and received in the current period), in each case of or by the Parent and its Subsidiaries for the most recently completed Measurement Period, all as determined on a Consolidated basis in accordance with GAAP. “Consolidated Net Income” means, as of any date of determination, the net income of the Parent and its Subsidiaries for the most recently completed Measurement Period, all as determined on a Consolidated basis in accordance with GAAP, provided, however, that there shall be excluded (a) extraordinary gains and extraordinary losses for such Measurement Period, (b) the income (or loss) of the Parent and its Subsidiaries during such Measurement Period in which any other Person has a joint interest, except to the extent of the amount of cash dividends or other distributions actually paid in cash to the Parent and its Subsidiaries during such period, (c) the income (or loss) of a Subsidiary during such Measurement Period and accrued prior to the date it becomes a Subsidiary of the Parent or any of the Parent’s Subsidiaries or is merged into or consolidated with the Parent or any of its Subsidiaries or that Person’s assets are acquired by the Parent or any of its Subsidiaries, and (d) the income of any direct or indirect Subsidiary of the Parent to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its Organizational Documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, except that the Parent’s equity in any net 14 loss of any such Subsidiary for such Measurement Period shall be included in determining Consolidated Net Income. “Control” means the possession, directly or indirectly, of the power (a) to vote twenty percent (20%) or more of the securities having ordinary voting power for the election of directors of a Person, or (b) to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto. “Cost” means the cost of purchases, as reported on the Borrower’s inventory books and records, based upon the Borrower’s accounting practices which are in effect on the date of this Agreement. “Cost” does not include inventory capitalization costs or other non-purchase price charges (such as freight) used in the Borrower’s calculation of cost of goods sold. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning provided therefor in Section 9.21. “Credit Card Advance Rate” means 90%. “Credit Card Agreement” shall mean, with respect to each Account and/or Payment Intangible which arises from a consumer revolving credit account arrangement, and collectively with respect to all of such Accounts and/or Payment Intangibles, the agreements between the Borrower and each Credit Card Processor, governing the terms and conditions of the Account/and or Credit Card Processor, as such agreements may be amended, modified or otherwise changed from time to time and as distributed (including any amendments and revisions thereto) to holders of such consumer revolving credit card accounts. “Credit Card Issuer” shall mean any Person (other than Borrower or other Loan Party) who issues or whose members issue credit cards, including, without limitation, Comenity Bank or any other third party administering a private label credit card program for any of the Loan Parties and from Visa, MasterCard, American Express Co., Discovercard, and other major credit card processors and other issuers approved by the Administrative Agent. “Credit Card Processor” shall mean any servicing or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to Borrower’s sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer. 15

“Credit Card Notifications” has the meaning provided therefor in Section 2.23(c). “Credit Extensions” as of any day, shall be equal to the sum of (a) the principal balance of all Loans then outstanding, and (b) the then amount of the Letter of Credit Outstandings. “Credit Party” or “Credit Parties” means (a) individually, (i) each Lender and its Affiliates, (ii) the Administrative Agent and the Collateral Agent, (iii) the Term Loan Agent, (iv) the Issuing Bank, (v) the Arrangers, (vi) each beneficiary of each indemnification obligation undertaken by any Loan Party under any Loan Document, (vii) any other Person to whom Obligations under this Agreement and other Loan Documents are owing, and (viii) the successors and assigns of each of the foregoing, and (b) collectively, all of the foregoing. “Credit Party Expenses” means, without limitation, (a) all reasonable and documented out-of-pocket expenses incurred by the Agents and their respective Affiliates, in connection with this Agreement and the other Loan Documents, including without limitation, (i) the reasonable and documented fees, charges and disbursements of (A) one counsel for the Administrative Agent and the Collateral Agent and one counsel for the Term Loan Agent, (B) outside consultants for the Administrative Agent and the Term Loan Agent, (C) appraisers, (D) commercial finance examinations, (E) photocopying, notarization, couriers and messengers, telecommunication, public record searches, filing fees, recording fees and publication, (F) the Agents’ customary fees and charges imposed or incurred in connection with any background checks or OFAC/PEP searches related to any Loan Party or its Subsidiaries, and (G) all such documented and out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Obligations, (ii) in connection with (A) the syndication of the credit facilities provided for herein, (B) the preparation, negotiation, administration, management, execution and delivery of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (C) the enforcement or protection of their rights in connection with this Agreement or the Loan Documents or efforts to preserve, protect, collect, or enforce the Collateral and the Real Estate Collateral (including, without limitation, in connection with, during the continuation of an Event of Default, gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral or the Real Estate Collateral , or any portion thereof, irrespective of whether a sale is consummated), or (D) any workout, restructuring or negotiations in respect of any Obligations, (iii) all customary fees and charges (as adjusted from time to time) of the Agents with respect to the disbursement of funds (or the receipt of funds) to or for the account of the Borrower (whether by wire transfer or otherwise), together with any documented and out-of-pocket costs and expenses incurred in connection therewith, and (iv) customary charges imposed or incurred by the Administrative Agent resulting from the dishonor of checks payable by or to any Loan Party; (b) with respect to each Issuing Bank, and its Affiliates, all reasonable and documented out-of- pocket expenses incurred in connection with the issuance, amendment , renewal or extension of any Letter of Credit or any demand for payment thereunder; and (c) all reasonable and documented out-of-pocket expenses incurred by the Credit Parties who are not the Agents, an Issuing Bank, or any Affiliate of any of them, after the occurrence and during the continuance of an Event of Default, provided that such Credit Parties shall be entitled to reimbursement for no more than (x) one counsel representing all Revolving Loan Lenders (absent a conflict of interest in which case the Revolving Loan Lenders may engage and be reimbursed for additional 16 counsel) and (y) one counsel representing all Term Loan Lenders (absent a conflict of interest in which case the Term Loan Lenders may engage and be reimbursed for one additional counsel). “DDAs” means any checking or other demand deposit account maintained by the Borrower. “DDA Notification” has the meaning provided therefor in Section 2.23(c). “Debt Service Charges” means for any Measurement Period, the sum of (a) Consolidated Interest Charges paid or required to be paid for such Measurement Period, plus (b) principal payments made or required to be made on account of Indebtedness (excluding the Obligations and any obligations on account of Synthetic Leases but including, without limitation, Capital Lease Obligations) for such Measurement Period, in each case determined on a Consolidated basis in accordance with GAAP. “Debtor Relief Laws” means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees and Term Loans, an interest rate equal to (i) the Prime Rate plus (ii) the Applicable Margin applicable to Prime Rate Revolving Loans plus (iii) 2% per annum; provided, however, that with respect to a LIBO Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus 2% per annum, (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Margin otherwise payable pursuant to Section 2.14 plus 2% per annum and (c) when used with respect to Term Loans, a rate equal to the Term Loan Interest Rate plus 2% per annum. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Delinquent Lender” has the meaning therefor provided therefor in Section 8.12. “Delinquent Lender’s Future Commitment” has the meaning therefor provided therefor in Section 8.12. “Delinquent Lender Rate” means (a) for the first three (3) days from and after the date the relevant payment is due, the Base Prime Rate, and (b) thereafter, the interest rate then applicable to Loans that are Prime Rate Loans (inclusive of the Applicable Margin applicable thereto). “Deteriorating Lender” means any Delinquent Lender or any Revolving Loan Lender as to which (a) the Issuing Bank or the Swingline Lender has a good faith belief that such Revolving Loan Lender has defaulted in fulfilling its obligations under one or more other 17 syndicated credit facilities, (b) (i) becomes or is insolvent or has a parent company that has become or is insolvent or (ii) becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, or custodian or appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment,(c) has notified the Borrower, the Administrative Agent, or any Lender in writing that it does not intend to comply with all or any portion of its funding obligations under this Agreement, (d) has made a public statement to the effect that it does not intend to comply with its funding obligations under the Agreement or under other agreements generally (as reasonably determined by the Administrative Agent) under which it has committed to extend credit, or (e) has failed, within two (2) Business Days after written request by the Administrative Agent, to confirm that it will comply with the terms of the Agreement relating to its obligations to fund any amounts required to be funded by it under the Agreement or (f) is the subject of a Bail-In Action. “DIP Financing” means, in connection with a proceeding under any Debtor Relief Laws with respect to a Loan Party, the consensual use of cash collateral by, or the provision of financing or financial accommodations to such Loan Party (including, in either event, all of the terms and conditions established and/or approved in connection with the consensual use of cash collateral, financing or financial accommodations) by one or more Credit Parties, permitted under and subject to Applicable Law, and pursuant to an order of a court of competent jurisdiction. “Dollars” or “$” refers to lawful money of the United States of America. “Drawing Document” means any Letter of Credit or other document presented for purposes of drawing under any Letter of Credit, including by electronic transmission such as SWIFT, electronic mail, facsimile or computer generated communication. “Early Opt-in Election” means the occurrence of: (a) (i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that United States dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.18(b) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate, and (b) (i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent. 18

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02). “Eligible Assignee” means (a) a Credit Party or any of its Affiliates; (b) a bank, insurance company, or company engaged in the business of making commercial loans having a combined capital and surplus in excess of $300,000,000 (provided, that the requirement set forth in this clause (b) shall not apply to assignments of the Term Loans made (x) during the occurrence and during the continuation of an Event of Default, or (y) with the prior written consent of the Borrower); (c) an Approved Fund; (d) any Person to whom a Credit Party assigns its rights and obligations under this Agreement as part of an assignment and transfer of such Credit Party’s rights in and to a material portion of such Credit Party’s portfolio of asset based credit facilities, and (e) any other Person (other than a natural person) approved by (i) in the case of an assignment in respect of Revolving Loans, the Administrative Agent, and (ii) in the case of an assignment in respect of Term Loans, the Term Loan Agent (such approval not to be unreasonably withheld or delayed in either case) and, so long as no Event of Default is continuing, by Borrower (such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include a Loan Party or any of the Loan Parties’ Affiliates or Subsidiaries. “Eligible Credit Card Receivables” means either Accounts or Payment Intangibles due to the Borrower on a non-recourse basis from Comenity Bank or any other third party administering a private label credit card program for any of the Loan Parties and from Visa, MasterCard, American Express Co., Discovercard, and other major credit card processors, in each case reasonably acceptable to the Administrative Agent as arise in the ordinary course of business, which have been earned by performance and are deemed by the Administrative Agent in its reasonable discretion to be eligible for inclusion in the calculation of the Borrowing Base. Without limiting the foregoing, none of the following shall be deemed to be Eligible Credit Card Receivables: (a) Accounts and/or Payment Intangibles that have been outstanding for more than five (5) Business Days from the date of sale; 19

(b) Accounts and/or Payment Intangibles with respect to which the Borrower does not have good, valid and marketable title thereto, free and clear of any Lien (other than Liens granted to the Collateral Agent, for its benefit and the ratable benefit of the other Credit Parties, pursuant to the Security Documents); (c) Accounts and/or Payment Intangibles that are not subject to a perfected first priority security interest in favor of the Collateral Agent, for the benefit of itself and the other Credit Parties (it being the intent that chargebacks in the ordinary course by the credit card processors shall not be deemed violative of this clause); (d) Accounts and/or Payment Intangibles which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (to the extent of such claim, counterclaim, offset or chargeback); (e) Accounts and/or Payment Intangibles which are acquired in a Permitted Acquisition unless and until the Collateral Agent has completed an appraisal of such Accounts and/or Payment Intangibles, establishes an advance rate and reserves (if applicable) therefor, and otherwise agrees that such Accounts shall be deemed Eligible Credit Card Receivables; or (f) Accounts and/or Payment Intangibles which the Administrative Agent determines in its reasonable discretion to be uncertain of collection. “Eligible In-Transit Inventory” shall mean, as of the date of determination thereof, without duplication of other Eligible Inventory, Inventory (a) which has been shipped from a foreign location for receipt by the Borrower within sixty (60) days of the date of determination, but which has not yet been delivered to the Borrower, (b) for which payment has been made by the Borrower and title has passed to the Borrower, (c) for which the document of title reflects the Borrower as consignee (along with delivery to the Borrower of the documents of title with respect thereto), (d) as to which the Collateral Agent has control over the documents of title which evidence ownership of the subject Inventory (such as by the delivery of a customs broker agency agreement, satisfactory to the Collateral Agent), and (e) which otherwise would constitute Eligible Inventory. “Eligible Inventory” shall mean, as of the date of determination thereof, (a) Eligible In- Transit Inventory, (b) Eligible L/C Inventory, and (c) items of Inventory of the Borrower that are finished goods, merchantable and readily saleable to the public in the ordinary course deemed by the Administrative Agent in its reasonable discretion to be eligible for inclusion in the calculation of the Borrowing Base. Without limiting the foregoing, unless otherwise approved in writing by the Administrative Agent and the Term Loan Agent, none of the following shall be deemed to be Eligible Inventory: (a) Inventory that is not owned solely by the Borrower, or is leased or on consignment or the Borrower does not have good and valid title thereto; (b) Inventory (other than Eligible In-Transit Inventory and Eligible L/C Inventory) that is not located at a distribution center used by the Borrower in the ordinary course or at a property that is owned or leased by the Borrower; 20

(c) Inventory that represents (i) goods damaged, defective or otherwise unmerchantable, (ii) goods that do not conform in all material respects to the representations and warranties contained in this Agreement or any of the Security Documents, or (iii) goods to be returned to the vendor, including without limitation, such goods at locations at which Borrower maintains such Inventory as specified in the Borrowing Base Certificate delivered hereunder; (d) Inventory that is not located in the United States of America (excluding territories and possessions thereof) other than Eligible In-Transit Inventory and Eligible L/C Inventory; (e) Inventory that is not subject to a perfected first-priority security interest in favor of the Collateral Agent for the benefit of the Credit Parties; (f) Inventory which consists of promotional or marketing materials, samples, labels, bags, packaging, and other similar non-merchandise categories, including without limitation, such Inventory at locations at which Borrower maintains such Inventory as specified in the Borrowing Base Certificate delivered hereunder; (g) Inventory that is obsolete, unusable, or otherwise unavailable for sale; (h) Inventory as to which insurance in compliance with the provisions of Section 5.07 hereof is not in effect; (i) Inventory which has been sold but not yet delivered or as to which the Borrower has accepted a deposit; or (j) Inventory which is acquired in a Permitted Acquisition unless and until the Collateral Agent has completed an appraisal of such Inventory, establishes an advance rate and Inventory Reserves (if applicable) therefor, and otherwise agrees that such Inventory shall be deemed Eligible Inventory. “Eligible L/C Inventory” shall mean, as of the date of determination thereof, without duplication of other Eligible Inventory, Inventory (a) not yet delivered to the Borrower, (b) the purchase of which is supported by a Commercial Letter of Credit having an expiry within sixty (60) days of such date of determination, (c) for which the document of title reflects the Borrower as consignee (along with delivery to the Borrower of the documents of title with respect thereto), (d) as to which the Collateral Agent has control over the documents of title which evidence ownership of the subject Inventory (such as by the delivery of a customs broker agency agreement, satisfactory to the Collateral Agent), and (e) which otherwise would constitute Eligible Inventory. “Enforcement Action” means the exercise by the Administrative Agent or the Collateral Agent in good faith of any of its material enforcement rights and remedies as a secured creditor hereunder or under the other Loan Documents, Applicable Law or otherwise at any time upon the occurrence and during the continuance of an Event of Default (including, without limitation, the solicitation of bids from third parties to conduct the liquidation of the Collateral or the Real Estate Collateral , the engagement or retention of sales brokers, marketing agents, investment 21 bankers, accountants, appraisers, auctioneers or other third parties for the purposes of valuing, marketing, promoting and selling the Collateral or the Real Estate Collateral , the commencement of any action to foreclose on the security interests or Liens of the Administrative Agent or the Collateral Agent in all or any material portion of the Collateral or the Real Estate Collateral , notification of account debtors to make payments to the Administrative Agent or the Collateral Agent, any action to take possession of all or any material portion of the Collateral or the Real Estate Collateral or commencement of any legal proceedings or actions against or with respect to all or any portion of the Collateral or the Real Estate Collateral ). “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, handling, treatment, storage, disposal, Release or threatened Release of any Hazardous Material or to health and safety matters. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, natural resource damage, costs of environmental remediation, administrative oversight costs, fines, penalties or indemnities), of any Person directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations promulgated and rulings issued thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Parent, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Parent or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Parent or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Parent or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Parent or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Parent or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a 22

Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA. “Event of Default” has the meaning assigned to such term provided therefor in Section 7.01. An Event of Default shall be deemed to have occurred and be continuing (solely as it relates to the implementation of a default rate of interest under Section 2.11 for Obligations in respect of the Term Loan and the exercise of rights and remedies pursuant to Section 7.05(b)) unless any waiver or modification of any event giving rise to such Event of Default shall have been consented to by the Required Term Loan Lenders. An Event of Default shall to deemed to have occurred and be continuing (solely as it relates to the implementation of a default rate of interest under Section 2.11 for Obligations other than those in respect of the Term Loan) unless any waiver or modification of any event giving rise to such Event of Default shall have been consented to by the Required Revolving Loan Lenders. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Excess Availability” means, as of any date of determination, the difference, if any, between (a) the Revolving Loan Cap, and (b) the outstanding Credit Extensions (excluding those made in respect of the Term Loan). “Excluded Swap Obligation” means, with respect to any Facility Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Facility Guarantor of, or the grant by such Facility Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Facility Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Facility Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. “Excluded Taxes” means, with respect to the Agents, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise Taxes imposed on (or measured by) its gross or net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction in which the Borrower is located, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.30(b)), any withholding Tax that (i) is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding 23

Tax pursuant to Section 2.28(a), or (ii) is attributable to such Foreign Lender’s failure to comply with Sections 2.28(e) or (f), and (d) any U.S. federal withholding tax imposed under FATCA. “Existing Credit Agreement” has the meaning set forth in the recitals hereto. “Factored Receivables” means any Accounts originally owed or owing by a Loan Party to another Person which have been purchased by or factored with Wells Fargo or any of its Affiliates pursuant to a factoring arrangement or otherwise with the Person that sold the goods or rendered the services to the Loan Party which gave rise to such Account. “Facility Guaranty” means the Amended and Restated Guaranty dated as of June 30, 2011 executed by the Facility Guarantors in favor of the Agents, the Issuing Bank and the other Credit Parties. “Facility Guarantors” means the Parent and each of its Subsidiaries, now existing or hereafter created, other than (i) Foreign Subsidiaries and (ii) the Borrower. “Facility Guarantors Collateral Documents” means all security agreements, mortgages, pledge agreements, deeds of trust, and other instruments, documents or agreements executed and delivered by any Facility Guarantor to secure the Obligations. “FATCA” means Sections 1471 through 1474 of the Code, as of the Fourth Fifth Amendment Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and (a) any current or future regulations or official interpretations thereof, (b) any agreements entered into pursuant to Section 1471(b)(1) of the Code, and (c) any intergovernmental agreement entered into by the United States (or any fiscal or regulatory legislation, rules, or practices adopted pursuant to any such intergovernmental agreement entered into in connection therewith). “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder. “Federal Funds Effective Rate” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it (and, if any such rate is below zero, then the rate determined pursuant to this definition shall be deemed to be zero). “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Fee Letter” means collectively, (i) means the letter entitled “Fee Letter” among the Borrower and the Administrative Agent dated as of the Effective Date, (ii) the First Amendment Fee Letter, (iii) the Fourth Amendment Term Loan Fee Letter, and (iv) the Fourth Fifth Amendment Term Loan Fee Letter, as each such letter may from time to time be amended. 24

“Fifth Amendment” means that certain Forbearance and Fifth Amendment to Second Amended and Restated Credit Agreement dated as of the Fifth Amendment Effective Date, by, among others, the Loan Parties, the Agents, and the Lenders party thereto. “Fifth Amendment Effective Date” has the meaning assigned to such term in the Fifth Amendment. “First Amendment Effective Date” means December 16, 2016. “First Amendment Fee Letter” means that certain fee letter, dated as of the First Amendment Effective Date, between the Borrower and Administrative Agent. “Fiscal Month” means any fiscal month of the Parent and its Subsidiaries as set forth on Schedule 1.3 hereto. “Fiscal Year” means any period of 52 or 53 consecutive weeks ending on the Saturday closest to January 31 of each calendar year. “Fitch” means Fitch IBCA, Duff & Phelps, a division of Fitch, Inc., and its successors. “Flood Laws” means, collectively, (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973), (ii) the Flood Disaster Reform Act of 2004, (iii) the Biggert- Waters Flood Insurance Reform Act of 2012, and (iv) all laws, rules and regulations related to any of the foregoing, in each case as to clauses (i) through (iv) including any amendments or successor provisions. “Forbearance Period” has the meaning assigned to such term in the Fifth Amendment. “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia. “Foreign Subsidiary” means any Subsidiary that is (a) organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia, and (b) all or substantially all of the property and assets of which are located outside of the United States. “Fourth Amendment Effective Date” means January 11, 2019. “Fourth Amendment Fee Letter” means that certain fee letter dated as of the Fourth Amendment Effective Date, by and between the Borrower and the Administrative Agent. “Fourth Amendment Term Loan Fee Letter” means that certain fee letter dated as of the Fourth Amendment Effective Date, by and between the Borrower and the Term Loan Agent. “FRB” means the Board of Governors of the Federal Reserve System of the United States of America. 25

“Fronting Fee” means an amount equal to 0.25% per annum of the average Letter of Credit Outstandings during each calendar quarter. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business. “GAAP” means principles which are (a) consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made, and (b) consistently applied with past financial statements of the Parent and its Subsidiaries adopting the same principles. “Gift Certificate and Merchandise Credit Liability” means, at any time, the aggregate face value at such time of (a) outstanding gift certificates and gift cards of the Borrower entitling the holder thereof to use all or a portion of the certificate to pay all or a portion of the purchase price for any Inventory, and (b) outstanding merchandise credits of the Borrower. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation for which the Guarantee is made (or, if less, the maximum amount of such primary obligation for which such guarantor may be liable pursuant to the terms of the instrument evidencing such Guarantee) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such guarantor is required to perform thereunder), as determined in good faith. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, 26 infectious or medical wastes, mold, fungi or similar bacteria, and all other substances or wastes of any nature regulated pursuant to any Environmental Law, including any material listed as a hazardous substance under Section 101(14) of CERCLA. “Hedging Agreement” means any interest rate protection agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, foreign currency exchange agreement, commodity price protection agreement, or other interest or currency exchange rate or commodity price hedging arrangement designed to hedge against fluctuations in interest rates or foreign exchange rates. “Increased Pro Forma Availability Condition” shall mean, for any date of calculation with respect to any transaction or payment, the Pro Forma Excess Availability as of the date of, following, and after giving effect to, such transaction or payment, will be equal to or greater than twenty-five percent (25%) of the Adjusted Combined Loan Cap. “Incremental Revolving Loan Commitment Requirements” means, with respect to any request for a Revolving Loan Commitment Increase made pursuant to Section Error! Reference source not found. or any provision of a Revolving Loan Commitment Increase on a given Revolving Loan Commitment Increase Date, the satisfaction of each of the following conditions: (i) no Default or Event of Default then exists, and (ii) the Borrower has not theretofore reduced the Revolving Loan Commitments pursuant to Section 2.17 hereof. “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money (including any obligations which are without recourse to the credit of such Person) or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) all Hedging Agreements, (l) the principal and interest portions of all rental obligations of such Person under any Synthetic Lease, Tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing where such transaction is considered borrowed money indebtedness for Tax purposes but is classified as an operating lease in accordance with GAAP, and (m) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of capital stock or other ownership or profit interests in such Person or in any other Person (or warrants, rights or options to acquire such capital stock or ownership interests). The Indebtedness of any Person shall include, without duplication, the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of 27 such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. “Indemnified Taxes” means , (a) Taxes , other than Excluded Taxes , imposed on or with respect to any payment made by, or on account of any obligation of, any Loan Party under any Loan Document, and (b) to the extent not otherwise described in the foregoing clause (a), Other Taxes. “Indemnitee” has the meaning provided therefor in Section 9.03(b). “Initial Lender” means each of Wells Fargo, Bank of America, JPMorgan Chase, and Regions Bank. “Insolvency Increase Amount” means, at any time of determination, the result of (a) five percent (5%) percent of the Revolving Loan Borrowing Base minus (b) all outstanding Permitted Overadvances, other than (i) Unintentional Overadvances, and (ii) Permitted Overadvances made to pay up to two (2) weeks of payroll expenses of the Loan Parties to the extent actually used for such purpose (“Permitted Payroll Overadvances”), but in no event shall such Permitted Payroll Overadvances exceed an amount equal to 3.5% of the sum of the Revolving Loan Borrowing Base and the Term Loan Borrowing Base. “Independent Consultant” means Berkeley Research Group, LLC (or another independent third party consultant reasonably acceptable to the Agents). “Intellectual Property” has the meaning assigned to such term in the Intellectual Property Security Agreement. “Intellectual Property Security Agreement” means the Intellectual Property Security Agreement dated as of the Third Amendment Effective Date, among the Loan Parties and the Collateral Agent for the benefit of the Credit Parties, as amended and in effect from time to time. “Intercreditor Agreement” shall mean (a) that certain Intercreditor Agreement dated as of September 12, 2003 by and among the Loan Parties, Bank of America (as successor by merger to Fleet Retail Group, LLC (f/k/a Fleet Retail Finance Inc.)), and World Financial Network National Bank, now known as Comenity Bank, as amended and in effect from time to time, and (b) an intercreditor agreement with any third party administering a private label credit card program for any of the Loan Parties in substitution for Comenity Bank, on terms reasonably acceptable to the Administrative Agent (which agreement shall be deemed reasonably acceptable if it contains the same terms as the intercreditor agreement with Comenity Bank). “Interest Payment Date” means (a) with respect to any Prime Rate Loan (including a Swingline Loan) and all Term Loans, the first day of each calendar month, and (b) with respect to any LIBO Loan (other than any Term Loan), on the last day of the Interest Period applicable to the Borrowing of which such Loan is a part, and, in addition, if such LIBO Loan has an Interest Period of greater than ninety (90) days, on the last day of the third month of such Interest Period. 28

“Interest Period” means, with respect to any LIBO Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is seven (7) days or one (1), two (2), three (3), or six (6) months thereafter, as the Borrower may elect by notice to the Administrative Agent in accordance with the provisions of this Agreement, provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day, and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month during which such Interest Period ends) shall end on the last Business Day of the calendar month of such Interest Period, (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date, and (d) notwithstanding the provisions of clause (c), except as set forth above, no Interest Period shall, unless approved by the Administrative Agent and all of the Lenders, have a duration of less than seven (7) days, and if, by reason of clause (c), any Interest Period applicable to a LIBO Borrowing would be for a shorter period, such Interest Period shall not be available hereunder. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Inventory” has the meaning assigned to such term in the Security Agreement. “Inventory Reserves” means such reserves as may be established from time to time by the Administrative Agent in the Administrative Agent’s reasonable discretion with respect to the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors as affect the market value of the Eligible Inventory. Without limiting the generality of the foregoing, Inventory Reserves may include (but are not limited to) reserves based on changes in the following since the date of the most recent Inventory appraisal or commercial finance examination (i) seasonality; (ii) Shrink; (iii) imbalance; (iv) Inventory character; (v) Inventory composition; (vi) Inventory mix; (vii) markdowns (both permanent and point of sale); and/or (viii) promotional business practices. “Investment” means (a) any stock, evidence of Indebtedness or other security of another Person, (b) any loan, advance, contribution to capital, extension of credit (except for current trade and customer accounts receivable for inventory sold or services rendered in the ordinary course of business and payable in accordance with customary trade terms) to another Person, (c) any purchase of (i) stock or other securities of another Person, or (ii) the assets comprising a division or business unit or a substantial part of the business of any Person (whether by purchase of assets or securities), (d) any commitment or option to make any such purchase, or (e) any other investment, in all cases whether now existing or hereafter made. “ISP” means, with respect to any Letter of Credit, the International Standby Practices 1998 (International Chamber of Commerce Publication No. 590) and any subsequent version or revision thereof adopted by the International Chamber of Commerce on the date such Letter of Credit is issued accepted by the Issuing Bank for use . 29

“Issuer Documents” means with respect to any Letter of Credit, the Letter Credit Application, the Standby Letter of Credit Agreement or Commercial Letter of Credit Agreement, as applicable, and any other document, agreement and instrument entered into by the Issuing Bank and the Borrower (or any Subsidiary) or in favor of the Issuing Bank and relating to any such Letter of Credit. “Issuing Bank” means each Initial Lender, in its capacity as the issuer of Letters of Credit hereunder, and any successor (but not any assignee) to such Initial Lender in such capacity. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. “JPMorgan Chase” means JPMorgan Chase Bank, N.A., a national banking association. “L/C Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit. “L/C Bank Obligations” means, as at any date of determination, the sum of (a) the aggregate undrawn amount available to be drawn under of all outstanding Letters of Credit , plus (b) the aggregate amount of outstanding reimbursement obligations with respect to Letters of Credit which remain unreimbursed or which have not been paid through a Loan . For purposes of computing the amounts available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of any Rule under the ISP or any article of the UCP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Lease” means any agreement, whether written or oral, no matter how styled or structured, pursuant to which the Borrower or any of its Affiliates are entitled to the use or occupancy of any space in a structure, land, improvements or premises for any period of time. “Lender Group Consultant” has the meaning specified in Section 5.17. “Lenders” shall mean the Persons identified on Schedule 1.1 hereto, as modified to include any Additional Revolving Loan Commitment Lender and/or Additional Term Loan Commitment Lender, as applicable, and each assignee that becomes a party to this Agreement as set forth in Section 9.04(b). “Letter of Credit” means each letter of credit issued or deemed issued pursuant to this Agreement, in an aggregate outstanding principal amount as to all such letters of credit not in excess of the Letter of Credit Sublimit. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the Issuing Bank. “Letter of Credit Fees” shall mean the fees payable in respect of Letters of Credit pursuant to Section 2.14. 30

“Letter of Credit Indemnified Costs” has the meaning specified provided therefor in Section 2.07. “Letter of Credit Outstandings” shall mean, at any date of determination, the sum of (a) with respect to Letters of Credit outstanding at such time, the aggregate maximum amount that then is or at any time thereafter may become available for drawing or payment thereunder plus (b) all amounts theretofore drawn or paid under Letters of Credit for which the Issuing Bank has not then been reimbursed. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of any Rule under the ISP or any article of the UCP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Letter of Credit Related Person” has the meaning specified provided therefor in Section 2.07. “Letter of Credit Sublimit” means an amount equal to $25,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Adjusted Aggregate Revolving Loan Commitments. A permanent reduction of the Aggregate Revolving Loan Commitments shall not require a corresponding pro rata reduction in the Letter of Credit Sublimit; provided, however, that if the Aggregate Revolving Loan Commitments are reduced to an amount less than the Letter of Credit Sublimit, then the Letter of Credit Sublimit shall be reduced to an amount equal to (or, at Borrower’s option, less than) the Aggregate Revolving Loan Commitments. “LIBO Borrowing” shall mean a Borrowing comprised of LIBO Loans. “LIBO Loan” shall mean any Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II. “LIBO Rate” means the rate per annum as published by ICE Benchmark Administration Limited (or any successor page or other commercially available source as the Administrative Agent may designate from time to time) as of 11:00 a.m., London time, two Business Days prior to the commencement of the requested Interest Period, for a term, and in an amount, comparable to the Interest Period and the amount of the LIBO Rate Loan requested (whether as an initial LIBO Rate Loan or as a continuation of a LIBO Rate Loan or as a conversion of a Base Prime Rate Loan to a LIBO Rate Loan) by the Borrower in accordance with this Agreement, provided that, if any such published rate is below zero, then the LIBO Rate shall be deemed to be zero. Each determination of the LIBO Rate shall be made by the Administrative Agent and shall be conclusive in the absence of manifest error. Notwithstanding the foregoing, the LIBO Rate for purposes of the Term Loan shall not be less than one percent (1.00%) per annum and, with respect to the Term Loan, changes in the LIBO Rate shall be determined by the Administrative Agent as of the first day of each month. Each determination of the LIBO Rate shall be made by the Administrative Agent and shall be conclusive in the absence of manifest error. If such rate is not available at such time for any reason, then the “LIBO Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the LIBO Rate Loan 31 being made, continued or converted by Wells Fargo and with a term equivalent to such Interest Period would be offered to Wells Fargo by major banks in the London interbank eurodollar market in which Wells Fargo participates at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. “Liquidator” means Gordon Brothers Retail Partners, LLC (or another independent third party nationally recognized liquidator acceptable to the Agents). “Liquidation” means the exercise by the Administrative Agent or Collateral Agent of those rights and remedies afforded to them under the Loan Documents and Applicable Law as a creditor of the Loan Parties with respect to the realization on the Collateral or the Real Estate Collateral , including (after the occurrence and during the continuation of an Event of Default) the conduct by the Loan Parties acting with the consent of the Administrative Agent, of any public, private or “going-out-of-business”, “store closing” or other similar sale or any other disposition of the Collateral or the Real Estate Collateral for the purpose of liquidating the Collateral or the Real Estate Collateral . Derivations of the word “Liquidation” (such as “Liquidate”) are used with like meaning in this Agreement. “Loan Account” has the meaning given to such term provided therefor in Section 2.22(a). “Loan Documents” means this Agreement, the Notes, the Letters of Credit, the Fee Letter, all Borrowing Base Certificates, the Blocked Account Agreements, the DDA Notifications, the Credit Card Notifications, the Security Documents, the Facility Guaranty, the Facility Guarantors Collateral Documents , the Intercreditor Agreement and any other instrument or agreement now or hereafter executed and delivered in connection herewith or therewith, including (i) any Cash Management Services provided by the Administrative Agent, the Collateral Agent, any Lender or any of their respective Affiliates, and (ii) any Bank Product provided by the Administrative Agent, the Collateral Agent, any Lender or any of their respective Affiliates, each as amended and in effect from time to time. “Loan Party” or “Loan Parties” means the Borrower and the Facility Guarantors. “Loans” shall mean all loans (including Revolving Loans, Term Loans, and Swingline Loans as the context may require) at any time made to the Borrower or for account of the Borrower pursuant to this Agreement. “London Business Day” means a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London, England. “Margin Stock” has the meaning assigned to such term in Regulation U. 32

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, property, assets, prospects, or condition, financial or otherwise, of the Parent and its Subsidiaries taken as a whole, (b) the ability of the Loan Parties to perform any material obligation or to pay any Obligations under this Agreement or any of the other Loan Documents, or (c) the validity or enforceability of this Agreement or any of the other Loan Documents or any of the material rights or remedies of the Administrative Agent, the Collateral Agent or the Lenders hereunder or thereunder. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event in and of itself does not have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect .; provided that solely during the Forbearance Period, any impact, direct or indirect or potential, arising as a result of or related to (or could reasonably be expected to arise out of or result from) the COVID- 19 coronavirus pandemic in process as of the Fifth Amendment Effective Date shall not constitute, result or otherwise have (or reasonably be expected to constitute, result or otherwise have) a Material Adverse Effect. “Material Indebtedness” means Indebtedness (other than the Loans, Letters of Credit and obligations under Leases) of the Borrower in an aggregate principal amount exceeding $25,000,000. For purposes of determining the amount of Material Indebtedness at any time, the amount of the obligations in respect of any Hedging Agreement at such time shall be Agreement Value. “Material Intellectual Property” means Intellectual Property material to the business or operations of the Loan Parties. “Maturity Date” means December 16, 2021. “Maximum Rate” has the meaning provided therefor in Section 9.12. “Maximum Revolving Insolvency Amount” has the meaning provided therefor in Section 7.05(d). “Measurement Period” means, at any date of determination, the most recently completed twelve Fiscal Months of the Parent. “Minority Lenders” has the meaning provided therefor in Section 9.02(c). “MLPFS” means Merrill Lynch, Pierce, Fenner & Smith Incorporated. “Moody’s” means Moody’s Investors Service, Inc. “Mortgage” means a fee and leasehold mortgage or deed of trust, security agreement and assignment by and between the Loan Party owning or holding the leasehold interest in the Real Estate encumbered thereby in favor of the Collateral Agent. “Mortgage Policy” means a fully paid American Land Title Association Lender’s Extended Coverage title insurance policy or marked-up title insurance commitment having the effect of a policy of title insurance) in form and substance, with the endorsements reasonably 33 required by the Collateral Agent (to the extent available at commercially reasonable rates) and in amounts reasonably acceptable to the Collateral Agent, issued, coinsured and reinsured (to the extent required by the Collateral Agent) by a title insurer reasonably acceptable to the Collateral Agent, insuring the applicable Mortgage to be a valid first and subsisting Lien on the property or leasehold interests described therein, free and clear of all defects (including, but not limited to, mechanics’ and materialmen’s Liens) and encumbrances, excepting only Permitted Encumbrances having priority over the Lien of the Collateral Agent under Applicable Law or otherwise reasonably acceptable to the Collateral Agent. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Parent or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within the preceding five (5) plan years made or accrued an obligation to make contributions. “Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Parent or any of its Subsidiaries or any ERISA Affiliate and at least one Person other than the Parent, any Subsidiary or the ERISA Affiliate or (b) was so maintained and in respect of which the Parent, any Subsidiary or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated. “Net Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event, including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, in each case net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses (including appraisals, and brokerage, legal, title and recording Tax expenses and commissions) paid by any Loan Party to third parties (other than Affiliates) in connection with such event, and (ii) in the case of a sale or other disposition of an asset (including pursuant to a casualty or condemnation), the amount of all payments required to be made by any Loan Party as a result of such event to repay (or to establish an escrow for the repayment of) Indebtedness (other than Loans) which is secured by such asset and constitutes a Permitted Encumbrance that is senior to the Lien of the Collateral Agent. “Non-Delinquent Lender” means each Lender other than a Delinquent Lender. “Notes” shall mean (a) the promissory notes of the Borrower substantially in the form of Exhibit B-1, each payable to the order of any Revolving Loan Lender requesting such Note, evidencing the Revolving Loans, (b) if requested by the Swingline Lender, the promissory note of the Borrower substantially in the form of Exhibit B-2, payable to the Swingline Lender, evidencing the Swingline Loans, and (c) the promissory notes of the Borrower substantially in the form of Exhibit B-3, each payable to the order of any Term Loan Lender requesting such Note, evidencing the Term Loan. “Obligations” means (a) the due and punctual payment by the Loan Parties of (i) the principal of, and interest (including all interest that accrues after the commencement of any proceeding by or against any Loan Party under any Debtor Relief Laws, whether or not allowed 34 in such case or proceeding) on the Loans, as and when due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Loan Parties under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise, of the Loan Parties to the Credit Parties under this Agreement and the other Loan Documents (including all fees, costs, expenses and indemnities that accrue after the commencement of any proceeding by or against any Loan Party under any Debtor Relief Laws, whether or not allowed in such case or proceeding), and (b) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Loan Party under or pursuant to this Agreement, and the other Loan Documents, and (c) the payment and performance under any transaction with any of the Arranger, Agents or any Lender, or any of their respective Affiliates, which arises out of (i) any Cash Management Services, or (ii) Bank Products; provided that the Obligations shall not include any Excluded Swap Obligations. “OFAC” means the Office of Foreign Assets Control of the United States Department of Treasury. “Organizational Document” means, relative to any Loan Party, its limited partnership agreement, its certificate of incorporation, formation or limited partnership, its operating agreement, its by-laws and all shareholder or equity holder agreements, voting trusts and similar arrangements to which such Loan Party is a party or which is applicable to its capital stock, its limited partnership agreement and all other arrangements relating to the control or management of such entity. “Other Taxes” means any and all current or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document. “Overadvance” means, at any time of calculation, a circumstance in which the provision of a Credit Extension (excluding those made in respect of the Term Loan) at such time (but not any diminution of the value of assets included in the calculation of the Revolving Loan Borrowing Base) causes the aggregate outstanding Credit Extension to exceed the Revolving Loan Cap (or, solely, for purposes of determining the existence of a Permitted Overadvance, any such Credit Extension (excluding those made in respect of the Term Loan) results in Excess Availability being less than the amount required pursuant to Section 6.11). “Parent” means Stage Stores, Inc., a Nevada corporation. “Participation Register” has the meaning provided therefor in Section 9.04(e). “Patriot Act” has the meaning provided therefor in Section 9.15. “Payment Conditions” means, at the time of determination, that (a) no Default or Event of Default then exists or would arise as a result of the making of the subject payment and , (b ) except for purposes of Section 2.21(b), the Agents consented to such payment in writing (which 35 consent may be withheld, delayed and/or conditioned in the Agents’ sole and exclusive discretion), and (c ) after giving effect to such payment, either (1) (i) the Pro Forma Availability Condition has been satisfied and (ii) the Consolidated Fixed Charge Coverage Ratio, as calculated on a pro-forma basis for the twelve months prior to such payment, will be equal to or greater than 1.0:1.0, or (2) the Increased Pro Forma Availability Condition has been satisfied. Prior to undertaking any payment which is subject to the Payment Conditions, the Loan Parties shall deliver to the Administrative Agent and the Lenders evidence of satisfaction of the conditions contained in clause (b) above on a basis (including, without limitation, giving due consideration to results for prior periods) reasonably satisfactory to the Administrative Agent; provided that, so long as Excess Availability is equal to or greater than fifty percent (50%) of the Adjusted Combined Loan Cap, the Loan Parties shall not be required to deliver to the Administrative Agent and the Lenders evidence of satisfaction of the conditions contained in clause (b) above with respect to the repurchase of the equity interests of the Parent on the open market in the ordinary course of business (the “Ordinary Course Stock Buybacks”); provided further that, nothing herein shall be deemed a waiver of the requirements set forth in clauses (a) and (b) above as a condition to the Parent making any Ordinary Course Stock Buybacks, and the making of any Ordinary Course Stock Buybacks shall be deemed a representation and warranty by the Loan Parties that such requirements have been complied with. “Payment Intangibles” has the meaning set forth in the UCC, together with all income, payments and proceeds thereof, owed by a Credit Card Issuer or Credit Card Processor to a Loan Party resulting from charges by a customer of a Loan Party on credit or debit cards issued by such Credit Card Issuer in connection with the sale of goods by a Loan Party, or services performed by a Loan Party, in each case in the ordinary course of its business. “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Perfection Certificate” means a certificate in the form of Annex 1 to the Security Agreement or any other form approved by the Collateral Agent. “Permitted Acquisition” means an Investment in, a purchase of stock or equity interest in, a purchase of all or a substantial part of the assets or properties of any Person, any exchange of securities or equity interests with any Person, any transaction, merger or consolidation or acquisition of all or a substantial portion of the assets of any Person, or any acquisition of any retail store locations of any Person (each of the foregoing, an “Acquisition”) which satisfies each of the following conditions: (a) The Acquisition is of a business permitted to be conducted by the Borrower pursuant to Section 6.03(b) hereof and the Person to be acquired, or whose assets are to be acquired, shall be a United States company; and (b) Prior to and after giving effect to the Acquisition, no Default or Event of Default will exist or will arise therefrom; and (c) The Person making the Acquisition must be a Loan Party or a Subsidiary which will become a Loan Party in accordance with Section 5.13 hereof; and 36

(d) If the Parent or its Subsidiary shall merge with such other Person, such Parent or Subsidiary shall be the surviving party of such merger; and (e) If such Person becomes a Subsidiary of a Loan Party, such Person shall become a Loan Party in accordance with Section 5.13 hereof and the Loan Parties (including such Person) shall take such steps as are necessary to grant to the Collateral Agent, for the benefit of the Credit Parties, a legal, valid and enforceable perfected first priority security interest in all of the assets (excluding capital stock or equity interests) acquired in connection with such acquisition; and (f) The Payment Conditions shall have been satisfied; and (g) Such Acquisition shall have been approved by a majority of the board of directors (or the equivalent governing body) of the Person which is the subject of such Acquisition and such Person shall not have announced that it will oppose such Acquisition or shall not have commenced any action which alleges that such Acquisition will violate Applicable Law. “Permitted Encumbrances” means: (a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.05; (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in compliance with Section 5.05; (c) (i) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations, and (ii) UCC-1 filings by consignors (or lenders to such consignors) of goods to any Loan Party that are so consigned pursuant to and in accordance with the terms of this Agreement and the Security Agreement; provided, that, such filings do not apply to any assets or properties of Loan Parties, but only to such consigned goods; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) judgment liens in respect of judgments that do not constitute an Event of Default under Section 7.01(k); and (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary; and 37

(g) encumbrances referred to in Schedule B of the Mortgage Policies insuring the Mortgages; provided that, except as provided in any one or more of clauses (a) through ( fg) above, the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness. “Permitted Investments” means each of the following: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within ninety (90) days from the date of acquisition thereof; (b) Investments in commercial paper (i) issued by a corporation (other than a Loan Party or an Affiliate of a Loan Party) organized under the laws of any state of the United States or the District of Columbia maturing within ninety (90) days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P, Moody’s, or Fitch, or (ii) issued by a Lender maturing within 270 days from the date of acquisition thereof; (c) Investments in insured certificates of deposit, banker’s acceptances and time deposits maturing within ninety (90) days from the date of acquisition thereof issued or guaranteed by or placed with, and demand deposit and money market deposit accounts issued or offered by, (i) any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $1,000,000,000, or (ii) any Lender; (d) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (c) above or with any primary dealer and having a market value at the time that such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such counterparty entity with whom such repurchase agreement has been entered into; and (e) Shares of investment companies that are registered under the Investment Company Act of 1940, as amended, and invest solely in one or more of the types of securities described in clauses (a) through (d) above, provided that , notwithstanding the foregoing, no such Investments shall be permitted to commence (i) after the occurrence of a Cash Dominion Event, unless no Loans are then outstanding, and (ii) unless such Investments are pledged to the Collateral Agent as additional collateral for the Obligations pursuant to such agreements as may be reasonably required by the Collateral Agent ., and (iii) in the event of an Investment in respect of Material Intellectual Property (or the equity interests of any Subsidiary that owns Material Intellectual Property), such Investment shall not be permitted unless the purchaser, assignee or other transferee thereof agrees in writing to be bound by a non-exclusive royalty-free worldwide license of such Material 38

Intellectual Property in favor of the Collateral Agent for use in connection with the exercise of the rights and remedies of the Credit Parties, which license shall be in form and substance reasonably satisfactory to the Collateral Agent. Notwithstanding anything to the contrary contained herein, no Loan Party or any Subsidiary shall make any Investment consisting of a license, sublicense or other transfer of Material Intellectual Property (or the equity interests of any Subsidiary that owns Material Intellectual Property) (in each case, whether as a disposition permitted under Section 6.05, a Permitted Investment, a Permitted Encumbrance or otherwise) without the consent of the Agents and the Required Lenders. “Permitted Overadvance” means an Overadvance determined by the Administrative Agent, in its reasonable discretion, (a) which is made to maintain, protect or preserve the Collateral or the Real Estate Collateral and/or the Lenders’ rights under the Loan Documents or which is otherwise for the benefit of the Credit Parties, or (b) which is made to enhance the likelihood of, or to maximize the amount of, repayment of any Obligation, or (c) is made to pay any other amount chargeable to any Loan Party hereunder; provided that Permitted Overadvances shall not (i) exceed five percent (5%) of the then Revolving Loan Borrowing Base in the aggregate outstanding at any time or (ii) unless a Liquidation is occurring, remain outstanding for more than forty-five (45) consecutive Business Days, unless in case of this clause (ii), the Required Supermajority Lenders and all Term Loan Lenders otherwise agree; and provided further that the foregoing shall not (1) modify or abrogate any of the provisions of Section 2.07(e) hereof regarding the Revolving Loan Lenders’ obligations with respect to L/C Disbursements or the provisions of Sections 2.06 and 2.08 regarding the Revolving Loan Lenders’ obligations with respect to Swingline Loans, or (2) result in any claim or liability against the Administrative Agent (regardless of the amount of any Overadvance) for “inadvertent Overadvances” (i.e. where an Overadvance results from changed circumstances beyond the control of the Administrative Agent (such as a reduction in the collateral value)), and further provided that in no event shall the Administrative Agent make an Overadvance, if after giving effect thereto, the principal amount of the Credit Extensions (including any Overadvance or proposed Overadvance, but excluding those made in respect of the Term Loan) would exceed the Adjusted Aggregate Revolving Loan Commitments. “Permitted Payroll Overadvance” has the meaning specified provided therefor in the definition of “Insolvency Increase Amount”. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means a Single Employer Plan or a Multiple Employer Plan. “Portal” has the meaning specified provided therefor in Section 2.04. “Prime Rate” shall mean , for any day, a fluctuating rate per annum equal to the highest the greatest of (a) the Federal Funds Effective Rate for such day, plus 0.50 ½%;, (b) the Adjusted LIBO Rate for a 30 day interest period as (which rate shall be calculated based upon an Interest Period of one month and shall be determined on such day a daily basis) , plus 1.0% one percentage point , and (c) the rate of interest announced, from time to time, within Wells Fargo at its principal office in San Francisco as its “prime rate”, with the understanding that the “prime rate” 39 is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto and is evidenced by the recording thereof after its announcement in such internal publications as Wells Fargo may designate (and, if any such announced rate is below zero, then the rate determined pursuant to this clause (c) shall be deemed to be zero). The “prime rate” is a rate set by Wells Fargo based upon various factors including Wells Fargo's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in Wells Fargo's prime rate, the Federal Funds Effective Rate, or the LIBO Rate, respectively, shall take effect at the opening of business on the day specified in the public announcement of such change. . Notwithstanding anything herein to the contrary, the Prime Rate for all purposes hereof shall not be less than one percent (1.00%) per annum. “Prime Rate Loan” shall mean any Loan bearing interest at a rate determined by reference to the Prime Rate in accordance with the provisions of Article II. “Pro Forma Availability Condition” shall mean, for any date of calculation with respect to any transaction or payment, the Pro Forma Excess Availability as of the date of, following, and after giving effect to, such transaction or payment, will be equal to or greater than fifteen percent (15%) of the Adjusted Combined Loan Cap. “Pro Forma Excess Availability” shall mean, for any date of calculation, after giving pro forma effect to the transaction then to be consummated, the projected Excess Availability as of the end of each Fiscal Month during any subsequent projected six (6) Fiscal Months. “Provider” has the meaning specified provided therefor in Section 8.17. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. § 5390(c)(8)(D). “QFC Credit Support” has the meaning provided therefor in Section 9.21. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Real Estate” means all land, together with the buildings, structures, parking areas, and other improvements thereon, now or hereafter owned by any Loan Party, including all easements, rights-of-way, and similar rights relating thereto and all leases, tenancies, and occupancies thereof. “Real Estate Collateral” means any and all “Mortgaged Property” (or similar term) as defined in any applicable Mortgage. 40

“Register” has the meaning set forth provided therefor in Section 9.04(c). “Regulation U” means Regulation U of the FRB as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation X” means Regulation X of the FRB as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates. “Release” has the meaning set forth in Section 101(22) of CERCLA. “Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. “Required Lenders” shall mean, subject to the provisions of Section 8.12, at any time, Lenders having Commitments greater than 50% of the sum of the Adjusted Revolving Loan Commitments and the aggregate outstanding principal balance of the Term Loan, or if the Revolving Loan Commitments have been terminated, Lenders whose percentage of the outstanding Credit Extensions (after settlement and repayment of all Swingline Loans by the Revolving Loan Lenders) aggregate greater than 50% of all such Credit Extensions, it being understood, for avoidance of doubt, that any provision hereof that requires the vote of the Required Lenders shall not require the consent of the holders of the Obligations described in clause (c) of the definition of Obligations (as such definition is in effect on the Effective Date); provided that the Commitment of, and the portion of the Credit Extensions held or deemed held by, any Delinquent Lender or Deteriorating Lender shall be excluded for purposes of making a determination of Required Lenders. “Required Revolving Loan Lenders” shall mean, subject to the provisions of Section 8.12, at any time, Revolving Loan Lenders having Revolving Loan Commitments greater than 50% of the Adjusted Revolving Loan Commitments, or if the Revolving Loan Commitments have been terminated, Lenders whose percentage of the outstanding Credit Extensions (after settlement and repayment of all Swingline Loans by the Revolving Loan Lenders, but excluding Credit Extensions made in respect of the Term Loan) aggregate greater than 50% of all such Credit Extensions, it being understood, for avoidance of doubt, that any provision hereof that requires the vote of the Required Revolving Loan Lenders shall not require the consent of the holders of the Obligations described in clause (c) of the definition of Obligations (as such definition is in effect on the Effective Date); provided that the Commitment of, and the portion of all such Credit Extensions held or deemed held by, any Delinquent Lender or Deteriorating Lender shall be excluded for purposes of making a determination of Required Revolving Loan Lenders. “Required Supermajority Lenders” shall mean, subject to the provisions of Section 8.12, at any time, Lenders having Commitments outstanding representing at least 66 2/3% of the sum of the Adjusted Revolving Loan Commitments outstanding and Lenders holding at least 66 2/3% 41 of the then aggregate outstanding principal balance of the Term Loan or, if the Revolving Loan Commitments have been terminated, Lenders whose percentage of the outstanding Credit Extensions (after settlement and repayment of all Swingline Loans by the Lenders) aggregate not less than 66 2/3% of all such Credit Extensions, it being understood, for the avoidance of doubt, that any provision hereof that requires the vote of the Required Supermajority Lenders shall not require the consent of the holders of the Obligations described in clause (c) of the definition of Obligations (as such definition is in effect on the Effective Date); provided that the Commitment of, and the portion of the Credit Extensions held or deemed held by, any Delinquent Lender or Deteriorating Lender shall be excluded for purposes of making a determination of Required Supermajority Lenders. “Required Term Loan Lenders” means, as of any date of determination, Term Loan Lenders holding more than 50% of the then aggregate outstanding principal balance of the Term Loan. “Reserves” means all (if any) Inventory Reserves and Availability Reserves. “Responsible Officer” means the chief executive officer, president, chief financial officer, controller, treasurer or assistant treasurer of a Loan Party or any of the other individuals designated in writing to the Administrative Agent by an existing Responsible Officer of a Loan Party as an authorized signatory of any certificate or other document to be delivered hereunder, including, with respect to the Portal, any person authorized and authenticated through the Portal in accordance with the Administrative Agent’s procedures for such authentication. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock or equity interests of any Loan Party or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock or equity interests of any Loan Party or any Subsidiary or any option, warrant or other right to acquire any such shares of capital stock or equity interests of any Loan Party or any Subsidiary. Without limiting the foregoing, “Restricted Payments” with respect to any Person shall also include all payments (whether in cash, securities or other property) made by such Person in respect of stock appreciation rights plans, equity incentive, achievement or similar plans and all proceeds of a dissolution or liquidation of such Person. “Restructuring Reserve” means such reserve (which shall be an Availability Reserve) as the Administrative Agent from time to time determines in its discretion as being appropriate to account for certain restructuring activities undertaken by the Loan Parties as of the Fifth Amendment Effective Date, but subject to Section 2.03(c). “Revolving Loan Borrowing Base” means, at any time of calculation, an amount equal to 42

(a) the Credit Card Advance Rate multiplied by the face amount of Eligible Credit Card Receivables, plus (b) the Appraisal Percentage of the Appraised Value of Eligible Inventory, net of Inventory Reserves; minus (c) the then amount of the Term Loan Reserve, minus (d) the then amount of the Restructuring Reserve, minus (de) the then amount of all other Availability Reserves. “Revolving Loan Cap” means, at any time of determination, the lesser of (a) the Adjusted Aggregate Revolving Loan Commitments or (b) the Revolving Loan Borrowing Base. “Revolving Loan Commitment” means, with respect to each Revolving Loan Lender, the aggregate commitment of such Revolving Loan Lender to make Revolving Loans and participate in Letters of Credit and Swingline Loans hereunder in the amount set forth opposite its name under the heading “Revolving Loan Commitment” on Schedule 1.1 hereto or as may subsequently be set forth in the Register from time to time, as the same may be (i) be reduced from time to time pursuant to Section 2.17 or (ii) increased from time to time pursuant to Section 2.02 hereof. “Revolving Loan Commitment Increase” has the meaning provided therefor in Section 2.02(a). “Revolving Loan Commitment Increase Date” has the meaning provided therefor in Section 2.02(c). “Revolving Loan Commitment Percentage” means, with respect to each Revolving Loan Lender, that percentage of the Aggregate Revolving Loan Commitments in the amount set forth opposite its name on Schedule 1.1 hereto or as may subsequently be set forth in the Register from time to time, as the same may be (i) reduced from time to time pursuant to Section 2.17 or (ii) increased from time to time pursuant to Section 2.02 hereof. “Revolving Loan Lender” means each Lender having a Revolving Loan Commitment as set forth on Schedule 1.1 hereto or in the Assignment and Acceptance by which such Person becomes a Revolving Loan Lender. “Revolving Loans” means all Loans at any time made by a Lender pursuant to Section 2.01(a). “Revolving Priority Collateral” means all now owned or hereafter acquired Collateral and Real Estate Collateral, other than Term Loan Priority Collateral. “Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, or (d) a Person resident in or determined to be resident in a country, in each case 43 of clauses (a) through (d) that is the subject of Sanctions, including the subject of any country sanctions program administered and enforced by OFAC. “Sanctioned Person” means, at any time, (a) any Person named on the list of Specially Designated Nationals and Blocked Persons maintained by OFAC, or any other Sanctions-related list maintained by any relevant Sanctions authority, (b) a Person or legal entity that is the subject of Sanctions, (c) any Person operating, organized or resident in a Sanctioned Entity, or (d) any Person directly or indirectly owned or controlled (individually or in the aggregate) by or acting on behalf of any such Person or Persons described in clauses (a) through (c) above. “Sanction(s)” means individually and collectively, respectively, any and all economic, trade, financial or other sanctions laws, regulations or embargoes imposed, administered or enforced from time to time by: (a) the United States of America, including, without limitation, those administered by OFAC and/or the U.S. Department of State, (b) the United Nations Security Council, (c) the European Union or any European Union member state, (d) Her Majesty’s Treasury of the United Kingdom, or (d) any other governmental authority in any jurisdiction in which any Loan Party or any of its Subsidiaries is located or doing business. “Seasonal Commitment Increase Amount” means, solely during the Seasonal Commitment Increase Period, the increase of the Ordinary Commitment (as set forth on Schedule 1.1) of the Seasonal Commitment Increase Lender in an amount up to $25,000,000. “Seasonal Commitment Increase Lender” means Wells Fargo. “Seasonal Commitment Increase Utilized Amount” means that portion of the Seasonal Commitment Increase Amount that the Borrower has elected to utilize during each Seasonal Commitment Increase Period in accordance with the provisions of Section 2.01(d). “Seasonal Incremental Loan Commitment Requirements” means, with respect to any request by the Borrower to utilize the Seasonal Commitment Increase Amount made pursuant to Section 2.01(d), the satisfaction of each of the following conditions: (a) no Default or Event of Default then exists, and (b) the Borrower has not theretofore reduced the Commitments pursuant to Section 2.17 hereof. “Seasonal Commitment Increase Period” means the period commencing on July 1 of each calendar year and ending on December 31 of such calendar year. “S&P” means Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. “SEC” means the Securities and Exchange Commission. “Second Amendment Effective Date” means April 21, 2017. “Security Agreement” means the Amended and Restated Security Agreement dated as of June 30, 2011 among the Loan Parties and the Collateral Agent for the benefit of the Credit Parties, as amended and in effect from time to time. 44

“Security Documents” means the Security Agreement, the Intellectual Property Security Agreement, the Mortgages, the Facility Guarantors Collateral Documents, and each other security agreement or other instrument or document executed and delivered pursuant to Sections 5.13 or 5.14 to secure any of the Obligations. “Settlement Date” has the meaning provided therefor in Section 2.08(b) hereof . “Shrink” means Inventory which has been lost, misplaced, stolen, or is otherwise unaccounted for. “Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Parent or any of its Subsidiaries or any ERISA Affiliate and no Person other than the Parent, its Subsidiaries or the ERISA Affiliate or (b) was so maintained and in respect of which the Parent, any Subsidiary or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated. “SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website. “Solvent” means, with respect to any Person on a particular date, that on such date (a) at fair valuations, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair saleable value of the properties and assets of such Person is not less than the amount that would be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person’s ability to pay as such debts mature, and (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or transaction, for which such Person’s properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged. The amount of all Guarantees at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, can reasonably be expected to become an actual or matured liability. “Standby Letter of Credit” means any Letter of Credit other than a Commercial Letter of Credit. “Standard Letter of Credit Practice” means, for the Issuing Bank, any domestic or foreign Law or letter of credit practices applicable in the city in which the Issuing Bank issued the applicable Letter of Credit or, for its branch or correspondent, such Laws and practices applicable in the city in which it has advised, confirmed or negotiated such Letter of Credit, as the case may be, in each case, (a) which letter of credit practices are of banks that regularly issue letters of credit in the particular city, and (b) which laws or letter of credit practices are required or permitted under ISP or UCP, as chosen in the applicable Letter of Credit. 45

“Standby Letter of Credit” means any Letter of Credit that is not a Commercial Letter of Credit and that (a) is used in lieu or in support of performance guaranties or performance, surety or similar bonds (excluding appeal bonds) arising in the ordinary course of business, (b) is used in lieu or in support of stay or appeal bonds, (c) supports the payment of insurance premiums for reasonably necessary casualty insurance carried by any of the Loan Parties, or (d) supports payment or performance for identified purchases or exchanges of products or services in the ordinary course of business. “Standby Letter of Credit Agreement” means the Standby Letter of Credit Agreement relating to the issuance of a Standby Letter of Credit in the form from time to time in use by the Issuing Bank. “Stated Amount” means at any time the maximum amount for which a Letter of Credit may be honored. “Statutory Reserve Rate” means, for any Interest Period, the rate (expressed as a decimal) applicable to the Administrative Agent during such Interest Period under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the FRB to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the FRB). Such reserve percentages shall include those imposed pursuant to such Regulation D. LIBO Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Subordinated Indebtedness” means Indebtedness which is expressly subordinated in right of payment, in form and on terms approved by the Agents in writing, to the prior payment in full of the Obligations. For the avoidance of doubt, the Term Loan shall not constitute Subordinated Indebtedness. “Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s Consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. “Supported QFC” has the meaning provided therefor in Section 9.21. 46

“Suspension Period” means the period commencing on the Fifth Amendment Effective Date and continuing until the first resumption of the Loan Parties’ business operations temporarily suspended due to concerns with respect to the COVID-19 coronavirus pandemic in process as of the Fifth Amendment Effective Date. “Swap Obligation” means, with respect to any Guarantor Loan Party , any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Swingline Lender” means Wells Fargo, in its capacity as lender of Swingline Loans hereunder. “Swingline Loan” shall mean a Revolving Loan made by the Swingline Lender to the Borrower pursuant to Section 2.06 hereof. “Synthetic Lease” means any lease or other agreement for the use or possession of property creating obligations which does not appear as Indebtedness on the balance sheet of the lessee thereunder but which, upon the insolvency or bankruptcy of such Person, may be characterized as Indebtedness of such lessee without regard to the accounting treatment. “Tax Agreement” means a tax sharing agreement among the Parent, the Borrower and its Subsidiaries, in form and substance satisfactory to the Administrative Agent. “Taxes” means any and all current or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority. “Term Loan” means, collectively (a) the Existing Term Loan, (b) the term loan made by the Term Loan Lenders on the Fourth Amendment Effective Date pursuant to Section 2.01(b), and (c) any Additional Term Loans made pursuant to Section 2.02A. For all purposes hereof, the Term Loan shall include all amounts which are, from time to time, capitalized and added to the principal balance thereof. “Term Loan Agent” means Wells Fargo Bank, National Association, in its capacity as agent for the Term Loan Lenders. “Term Loan Action Notice” shall have the meaning set forth in Section 7.03(b) hereof. “Term Loan Borrowing Base” means, at any time of calculation, an amount equal to: (a) the face amount of Eligible Credit Card Receivables multiplied by the Term Loan Credit Card Receivables Advance Rate; plus (b) the Term Loan Inventory Advance Rate multiplied by the Appraised Value of Eligible Inventory, net of Inventory Reserves. “Term Loan Commitment” means, as to each Term Loan Lender, its obligation to make a portion of the Term Loan to the Borrower pursuant to Section 2.01(b) in an aggregate principal amount not to exceed the amount set forth opposite such Term Loan Lender’s name on Schedule 47

1.1. As of the Fourth Notwithstanding anything included on such Schedule 1.1, as of the Fifth Amendment Effective Date, the aggregate amount of Term Loan Commitments is $ 25,000,000 0 (it being understood and agreed that the (i) initial Term Loan Commitments of $25,000,000 on the Third Amendment Effective Date were reduced to $0 upon the funding of the Existing Term Loans on the Third Amendment Effective Date , and (ii) the subsequent Term Loan Commitments of $25,000,000 on the Fourth Amendment Effective Date were reduced to $0 upon the funding of the portion of the Term Loan in such amount on the Fourth Amendment Effective Date ). “Term Loan Commitment Percentage” means, with respect to each Term Loan Lender, that percentage of the outstanding principal balance of the Term Loan represented by the outstanding principal balance of such Term Loan Lender’s portion of the Term Loan at such time (such percentage, as of the Fourth Amendment Effective Date, being set forth opposite its name on Schedule 1.1 hereto). “Term Loan Credit Card Receivables Advance Rate” means 10%. “Term Loan Interest Rate” means, the rate per annum (unless an alternative rate of interest shall apply pursuant to and in accordance with Section 2.18 or 2.26 hereof), determined on the first day of each calendar month for any calendar month, equal to (a) (i) the Adjusted LIBO Rate for an Interest Period of one-month duration determined as of such date plus (ii) 6.125%, or (b) if such alternative rate of interest shall apply pursuant to and in accordance with Section 2.18 or 2.26 hereof, (i) the Prime Rate as of such date plus 5.125%. For the avoidance of any doubt, the Term Loan Interest Rate shall be calculated monthly, as of the beginning of each month (or, in the case of the Fourth Amendment Effective Date, as of the Fourth Amendment Effective Date). “Term Loan Inventory Advance Rate” means 15% ; provided, however, that at all times during the period from June 1 through September 30 of each calendar year, such percentage shall be 14% . “Term Loan Lender” means each Lender having a holding a portion of the outstanding balance of the Term Loan Commitment as set forth on Schedule 1.1 hereto or in the Assignment and Acceptance by which such Person becomes a Term Loan Lender, or after the making of the Term Loan, each Lender holding any portion of the Term Loan. “Term Loan Priority Account” means a non-interest bearing account in the name of the Agent established with a financial institution acceptable to the Term Loan Agent into which solely the proceeds of the Term Loan Priority Collateral shall be deposited. “Term Loan Priority Collateral” means all now owned or hereafter acquired Collateral that constitutes: (a) Fixtures and Equipment (excluding any aircraft); (b) Intellectual Property; (c) Payment Intangibles that relate to Intellectual Property, Fixtures or Equipment; 48

(d) permits and licenses related to any of the foregoing (including any permits or licenses related to ownership or operation of Fixtures or Equipment of any Loan Party); (e) all proceeds of insurance that relate to the foregoing; (f) all books and records related to the foregoing and not constituting Revolving Priority Collateral; and (g) all products and proceeds of any of the foregoing. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the UCC. “Term Loan Reserve” means the amount, if any, by which the aggregate outstanding principal balance of the Term Loan (excluding amounts which are capitalized and added to the principal balance thereof on the Fifth Amendment Effective Date pursuant to the Fifth Amendment Term Loan Fee Letter) exceeds the Term Loan Borrowing Base as reflected in the most recent Borrowing Base Certificate furnished by the Borrower, subject to Section 8.18(b). “Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Termination Date” shall mean the earliest to occur of (i) the Maturity Date, or (ii) the date on which the maturity of the Loans are accelerated and the Commitments are terminated, or (iii) the date of the occurrence of any Event of Default pursuant to Section Sections 7.01(i) or 7.01(j) hereof. “Testing Period” has the meaning provided therefor in Section 5.16 hereof. “Total Disbursements” means the sum of total operating disbursements and total non- operating disbursements as provided in the Budget. “Third Amendment Effective Date” means August 3, 2018. “Third Amendment Fee Letter” means that certain fee letter, dated as of the Third Amendment Effective Date, by and between the Borrower and the Administrative Agent. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Prime Rate. “Variance Report” has the meaning provided therefor in Section 5.01(m) hereof. “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9; provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the 49 availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be. “UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits 2007 Revision, International Chamber of Commerce Publication No. 600 and any subsequent version or revision thereof adopted by the International Chamber of Commerce on the date such Letter of Credit is issued accepted by the Issuing Bank for use . “UFCA” has the meaning provided therefor in Section 9.13. “UFTA” has the meaning provided therefor in Section 9.13. “Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Unintentional Overadvance” means an Overadvance which, to the Administrative Agent’s knowledge, did not constitute an Overadvance when made but which has become an Overadvance resulting from changed circumstances beyond the control of the Credit Parties, including, without limitation, a reduction in the Appraised Value of property or assets included in the Revolving Loan Borrowing Base, increase in Reserves or misrepresentation by the Loan Parties. “Unused Commitment” shall mean, on any day, with respect to Revolving Loan Commitments, the then Adjusted Aggregate Revolving Loan Commitments minus the sum of (a) the principal amount of Revolving Loans then outstanding (including the principal amount of Swingline Loans then outstanding) and (b) the then Letter of Credit Outstandings. “U.S. Special Resolution Regimes” has the meaning provided therefor in Section 9.21. “Use Period” means the period commencing on the date that the Administrative Agent commences the liquidation and sale of the Revolving Priority Collateral and ending 180 days thereafter. If a court of competent jurisdiction has entered any stay or other order that prohibits the Administrative Agent from commencing and continuing any Enforcement Action or disposing of the Revolving Priority Collateral, such 180-day period shall be tolled during the pendency of any such stay or other order and the Use Period shall be so extended. “Wells Fargo” means Wells Fargo Bank, National Association, a national banking association. “Wells Fargo Disbursement Accounts” has the meaning provided therefor in Section 2.23(f). “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. 50

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule. SECTION 1.02. Terms Generally. (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean (i) the repayment in Dollars in full in cash or immediately available funds (or, in the case of contingent reimbursement obligations with respect to Letters of Credit and Bank Products (other than Hedging Agreements) and any other contingent Obligation, including indemnification obligations, providing of cash collateral in an amount in cash equal to 103% of the Letter of Credit Outstandings and outstanding obligations in respect of such Bank Products and other contingent Obligations as of the date of determination plus any accrued and unpaid interest thereon) or other collateral as may be requested by the Administrative Agent of all of the Obligations (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Obligations) under Hedging Agreements) other than (A) unasserted contingent indemnification Obligations, (B) any Obligations relating to Bank Products (other than Hedging Agreements) that, at such time, are allowed by the applicable Provider to remain outstanding without being required to be repaid or so cash collateralized or other collateral as may be requested by the Agent, and (C) any Obligations relating to Hedging Agreements that, at such time, are allowed by the applicable Provider to remain outstanding without being required to be repaid, and (ii) the termination of the Commitments and the Loan Documents. 51

SECTION 1.03. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect on the Effective Date, provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to reflect the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such provision shall have been amended in accordance herewith. Notwithstanding the foregoing, any obligations of a Person under a lease (whether existing now or entered into in the future) that is not (or would not be) a Capital Lease Obligation under GAAP as in effect on the Effective Date, shall not be treated as a Capital Lease Obligation solely as a result of the adoption of changes in GAAP outlined by the Financial Accounting Standards Board in its press release dated March 19, 2009. SECTION 1.04. Rounding. Any financial ratios required to be maintained by the Loan Parties pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). SECTION 1.05. Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). SECTION 1.06. Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to be the Stated Amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms of any Issuer Documents related thereto, provides for one or more automatic increases in the Stated Amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum Stated Amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum Stated Amount is in effect at such time. SECTION 1.07. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its capital stock at such time. 52

ARTICLE II Amount and Terms of Credit SECTION 2.01. Commitments of the Lenders. (a) Each Revolving Loan Lender severally and not jointly with any other Lender, agrees, upon the terms and subject to the conditions herein set forth, to extend credit to the Borrower on a revolving basis, in the form of Revolving Loans and Letters of Credit and in an amount not to exceed the lesser of such Revolving Loan Lender’s Revolving Loan Commitment or such Revolving Loan Lender’s Revolving Loan Commitment Percentage of the Revolving Loan Cap, subject to the following limitations: (i) The aggregate outstanding amount of the Credit Extensions (excluding those made in respect of the Term Loan) shall not at any time exceed the Revolving Loan Cap. (ii) No Lender (other than the Issuing Bank, acting in such capacity) shall be obligated to issue any Letter of Credit, and Letters of Credit shall be available from the Issuing Bank, subject to the ratable participation of all Revolving Loan Lenders, as set forth in Section 2.07. The Borrower will not at any time permit the aggregate Letter of Credit Outstandings to exceed $25,000,000. (iii) Subject to all of the other provisions of this Agreement, Revolving Loans that are repaid may be reborrowed prior to the Termination Date. No new Credit Extension, however, shall be made to the Borrower after the Termination Date. (b) Subject to the terms and conditions set forth herein, on the Third Amendment Effective Date, each Term Loan Lender then party to this Agreement severally made a term loan (collectively, the “Existing Term Loan”) to the Borrower in the aggregate principal amount equal to $25,000,000. Subject to the terms and conditions set forth herein, each on the Fourth Amendment Effective Date, certain of the Term Loan Lender severally agrees to make Lenders made a term loan (together with the Existing Term Loan, collectively, the “Term Loan”) to the Borrower on the Fourth Amendment Effective Date such date in an aggregate principal amount not equal to exceed its Term Loan Commitment, such that as of the Fourth Amendment Effective Date, the aggregate principal balance of the Term Loan hereunder shall be was $50,000,000. Amounts repaid in respect of the Term Loan may not be reborrowed, and upon Upon each applicable Term Loan Lender’s making of such each applicable portion of the Term Loan on the Third Amendment Effective Date or the Fourth Amendment Effective Date , as applicable , any then outstanding Term Loan Commitment of such Term Loan Lender shall be was terminated. The failure of any Term Loan Lender to make any portion of the Term Loan shall neither relieve any other Term Loan Lender of its obligation to fund its portion of the Term Loan in accordance with the provisions of this Agreement nor increase the obligation of any such other Term Loan Lender. Amounts repaid in respect of the Term Loan may not be reborrowed. As of the Fifth Amendment Effective Date, the outstanding principal balance of the Term Loan is $47,400,000 (which includes, for the avoidance of doubt, the capitalization and adding to the principal amount of the Term Loan of certain fees owing to the Term Lenders as of the Fifth 53

Amendment Effective Date, in such amount as set forth in the Fifth Amendment Term Loan Fee Letter). (c) Each Borrowing of Revolving Loans (other than Swingline Loans) shall be made by the Revolving Loan Lenders pro rata in accordance with their respective Revolving Loan Commitments. The failure of any Revolving Loan Lender to make any Revolving Loan shall neither relieve any other Revolving Loan Lender of its obligation to fund its Revolving Loan in accordance with the provisions of this Agreement nor increase the obligation of any such other Revolving Loan Lender. (d) Notwithstanding the foregoing, so long as the Seasonal Incremental Loan Commitment Requirements are satisfied, the Borrower shall have the right at any time after the Effective Date, during the Seasonal Commitment Increase Period only, to utilize the Seasonal Commitment Increase Amount. In connection with the exercise of such Seasonal Commitment Amount, Borrower shall notify the Seasonal Commitment Increase Lender in writing, not more than two (2) times during each Seasonal Commitment Increase Period, of its election to so utilize the Seasonal Commitment Increase. Each such notice shall (i) be received by the Seasonal Commitment Lender not less than ten (10) Business Days prior to the date on which the Borrower intends to utilize the Seasonal Commitment Amount, and (ii) shall state the Seasonal Commitment Increase Utilized Amount that Borrower has elected to utilize, provided, however, that each such increase shall be not less than $10,000,000 during each Seasonal Commitment Increase Period. No Seasonal Commitment Increase shall become effective unless and until each of the following conditions has been satisfied: (i) the Seasonal Incremental Loan Commitment Requirements shall have been satisfied; and (ii) the Borrower shall have paid such fees and other compensation to the Seasonal Commitment Increase Lender as set forth in the Fee Letter. SECTION 2.02. Increase in Aggregate Revolving Loan Commitments . (a) So long as the Incremental Revolving Loan Commitment Requirements are satisfied, the Borrower shall have the right at any time after the Third Amendment Effective Date, and from time to time after the Third Amendment Effective Date, to request an increase of the Aggregate Revolving Loan Commitments up to an amount that will not cause the Aggregate Revolving Loan Commitments to exceed $525,000,000 minus the amount of any previous reduction of the Aggregate Revolving Loan Commitments implemented in accordance with Section 2.17. Any such requested increase shall be first made in writing to all existing Revolving Loan Lenders on a pro rata basis. In the event that any existing Revolving Loan Lender does not notify the Administrative Agent within twenty-one (21) Business Days from the receipt of the requested increase that the existing Revolving Loan Lender will increase its Revolving Loan Commitment and the amount of its increase, the existing Revolving Loan Lender shall be deemed to have declined the requested increase of its Revolving Loan Commitment. To the extent that one or more existing Revolving Loan Lenders decline to increase their respective Revolving Loan Commitments, or decline to increase their Revolving Loan Commitments to the amount requested by the Borrower, Wells Fargo may arrange for other 54

Persons to become Revolving Loan Lenders hereunder and to issue commitments in an amount equal to the amount of the increase in the Aggregate Revolving Loan Commitments requested by the Borrower and not accepted by the existing Revolving Loan Lenders (each such increase by either means, a “Revolving Loan Commitment Increase,” and each such Person issuing, or Revolving Loan Lender increasing, its Commitment, an “Additional Revolving Loan Commitment Lender”); provided, however, that (i) no Lender shall be obligated to provide a Revolving Loan Commitment Increase as a result of any such request by the Borrower, and (ii) any Additional Revolving Loan Commitment Lender which is not an existing Lender shall be subject to the approval of the Administrative Agent, the Issuing Bank, the Swingline Lender and, provided no Event of Default has occurred and is continuing, the Borrower (which approval shall not be unreasonably withheld), and (iii) nothing contained herein shall constitute the unconditional obligation of Wells Fargo to provide or obtain commitments for such Revolving Loan Commitment Increase, as Wells Fargo is only agreeing hereby to use its best efforts to arrange for Additional Revolving Loan Commitment Lenders. Each Revolving Loan Commitment Increase shall be in a minimum aggregate amount of at least $10,000,000 and in integral multiples of $10,000,000 in excess thereof. (b) No Revolving Loan Commitment Increase shall become effective unless and until each of the following conditions has been satisfied: (i) the Borrower, the Administrative Agent, and any Additional Revolving Loan Commitment Lender shall have executed and delivered a joinder to the Loan Documents in such form as the Administrative Agent may reasonably require; (ii) the Incremental Revolving Loan Commitment Requirements shall have been satisfied; (iii) the Borrower shall have paid such fees and other compensation to the Additional Revolving Loan Commitment Lenders as the Borrower and each such Additional Revolving Loan Commitment Lenders may agree; (iv) the Borrower shall have paid such arrangement fees to the Administrative Agent and/or Wells Fargo as the Borrower and such Persons may agree; (v) if requested by the Administrative Agent, the Borrower shall deliver to the Administrative Agent, Term Loan Agent, and the Lenders an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Borrower reasonably satisfactory to the Administrative Agent and dated such date; (vi) to the extent requested by any Additional Revolving Loan Commitment Lender, a Note will be issued at the Borrower’s expense, to each such Additional Revolving Loan Commitment Lender, to be in conformity with requirements of Section 2.09 hereof (with appropriate modification) to the extent necessary to reflect the new Revolving Loan Commitment of such Additional Revolving Loan Commitment Lender; 55

(vii) the Borrower and the Additional Revolving Loan Commitment Lenders shall have delivered such other instruments, documents and agreements as the Administrative Agent may reasonably have requested; and (viii) if any Loan Party or any of its Subsidiaries owns any Margin Stock, Borrower shall deliver to the Administrative Agent an updated Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrower, together with such other documentation as the Administrative Agent shall reasonably request, in order to enable the Agents and the Lenders to comply with any of the requirements under Regulations T, U or X of the FRB. (c) The Administrative Agent shall promptly notify each Revolving Loan Lender as to the effectiveness of each Revolving Loan Commitment Increase (with each date of such effectiveness being referred to herein as a “Revolving Loan Commitment Increase Date”), and at such time (i) the Aggregate Revolving Loan Commitments under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Revolving Loan Commitment Increases, (ii) Schedule 1.1 shall be deemed modified, without further action, to reflect the revised Revolving Loan Commitments and Revolving Loan Commitment Percentages of the Revolving Loan Lenders, and (iii) this Agreement shall be deemed amended, without further action, to the extent necessary to reflect such increased Aggregate Revolving Loan Commitments (including, without limitation, Section 2.01(a)(i)). (d) In connection with Revolving Loan Commitment Increases hereunder, the Revolving Loan Lenders and the Borrower agree that, notwithstanding anything to the contrary in this Agreement, (i) the Borrower shall, in coordination with the Administrative Agent, (x) repay outstanding Revolving Loans of certain Revolving Loan Lenders, and obtain Revolving Loans from certain other Revolving Loan Lenders (including the Additional Revolving Loan Commitment Lenders), but in no event in excess of each such Revolving Loan Lender’s Revolving Loan Commitment, or (y) take such other actions as reasonably may be required by the Administrative Agent, in each case to the extent necessary so that all of the Revolving Loan Lenders effectively participate in each of the outstanding Revolving Loans pro rata on the basis of their Revolving Loan Commitment Percentages (determined after giving effect to any increase in the Aggregate Revolving Loan Commitments pursuant to this Section Error! Reference source not found. ), and (ii) the Borrower shall pay to the Revolving Loan Lenders any costs of the type referred to in Section 2.21 in connection with any repayment and/or Revolving Loans required pursuant to preceding clause (i). SECTION 2.02A . Additional Term Loans . (a) So long as the Additional Term Loan Commitment Requirements are satisfied, the Borrower shall have the right at any time after the Fourth Amendment Effective Date, and from time to time after the Fourth Amendment Effective Date, to request additional Term Loans up to an amount that will not cause the aggregate outstanding principal balance of Term Loans to exceed $100,000,000 (each, an “Additional Term Loan” and collectively, the “Additional Term Loans”). Any such requested Additional Term Loans shall be first made in writing to all existing Term Loan Lenders on a pro rata basis. In the event that any existing Term Loan Lender does not notify the Administrative Agent and Term Loan Agent within five 56

(5) Business Days from the receipt of a request for the making of Additional Term Loans, the existing Term Loan Lender shall be deemed to have declined to make any Additional Term Loans. To the extent that one or more existing Term Loan Lenders decline make any Additional Term Loans, or decline to make any Additional Term Loans in the amount requested by the Borrower, Term Loan Agent may arrange for other Persons to become Term Loan Lenders hereunder and to make any Additional Term Loans in an amount equal to the amount of Additional Term Loans requested by the Borrower and not accepted by the existing Term Loan Lenders (each such Person making any Additional Term Loans, an “Additional Term Loan Commitment Lender”); provided, however, that (i) no Lender shall be obligated to provide an Additional Term Loan as a result of any such request by the Borrower, (ii) any Person making an Additional Term Loan which is not an existing Lender shall be subject to the approval of the Administrative Agent, the Term Loan Agent, and the Swingline Lender and, provided no Event of Default has occurred and is continuing, the Borrower (which approval shall not be unreasonably withheld), and (iii) nothing contained herein shall constitute the unconditional obligation of Wells Fargo or Term Loan Agent to provide or obtain Additional Term Loans, as Term Loan Agent is only agreeing hereby to use its best efforts to arrange for the provision of Additional Term Loans. Each request for Additional Term Loans shall be in a minimum aggregate amount of at least $5,000,000 and in integral multiples of $5,000,000 in excess thereof. (b) No Additional Term Loans shall be provided unless and until each of the following conditions has been satisfied: (i) the Borrower, the Administrative Agent, the Term Loan Agent, and any Person not an existing Lender that is making an Additional Term Loan shall have executed and delivered a joinder to the Loan Documents in such form as the Administrative Agent and the Term Loan Agent may reasonably require; (ii) the Additional Term Loan Commitment Requirements shall have been satisfied; (iii) the Borrower shall have paid such fees and other compensation to the Lenders making Additional Term Loans as the Borrower and each such Lenders may agree; (iv) the Borrower shall have paid such arrangement fees to the Administrative Agent and/or Wells Fargo and/or Wells Fargo as the Borrower and such Persons may agree; (v) if requested by the Administrative Agent or Term Loan Agent, the Borrower shall deliver to the Administrative Agent, Term Loan Agent, and the Lenders an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Borrower reasonably satisfactory to the Administrative Agent and the Term Loan Agent; 57

(vi) to the extent requested by any Lender making an Additional Term Loan, a Note will be issued at the Borrower’s expense, to each such Person, to be in conformity with requirements of Section 2.09 hereof; (vii) the Borrower and the Lenders making Additional Term Loans shall have delivered such other instruments, documents and agreements as the Administrative Agent may reasonably have requested; (viii) the terms of the Additional Term Loan and the agreements, documents, and instruments with respect thereto, shall be in all respects acceptable to the Term Loan Agent and each Term Loan Lender; and (ix) if any Loan Party or any of its Subsidiaries owns any Margin Stock, Borrower shall deliver to the Administrative Agent an updated Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrower, together with such other documentation as the Administrative Agent shall reasonably request, in order to enable the Agents and the Lenders to comply with any of the requirements under Regulations T, U or X of the FRB. Notwithstanding anything to the contrary, at no time may any Additional Term Loan be provided except with the prior written consent of the Required Revolving Loan Lenders to the extent the then outstanding principal balance of the Term Loan (including without limitation, the Additional Term Loan then being requested) exceeds $50,000,000. (c) (c) In connection with the Additional Term Loans, the Term Loan Lenders and the Borrower agree that, notwithstanding anything to the contrary in this Agreement, (i) the Borrower shall, in coordination with the Administrative Agent and the Term Loan Agent, (x) repay outstanding Term Loans of certain Term Loan Lenders, and obtain Term Loans from certain other Term Loan Lenders (including the Additional Term Loan Commitment Lenders), but in no event in excess of each such Term Loan Lender’s Term Loan Commitment, or (y) take such other actions as reasonably may be required by the Administrative Agent or the Term Loan Agent, in each case to the extent necessary so that all of the Term Loan Lenders effectively participate in the outstanding Term Loan pro rata on the basis of their Term Loan Percentages (determined after giving effect to any Additional Term Loans pursuant to this Section Error! Reference source not found. A), and (ii) the Borrower shall pay to the Term Loan Lenders any costs of the type referred to in Section 2.21 in connection with any repayment and/or Term Loans required pursuant to preceding clause (i). SECTION 2.03. Reserves; Changes to Reserves. (a) The Inventory Reserves, Availability Reserves, and Term Loan Reserve as of the Fourth Fifth Amendment Effective Date are those set forth in the Borrowing Base Certificate delivered to the Administrative Agent on or as of the Fourth Fifth Amendment Effective Date. (b) After the Fourth Fifth Amendment Effective Date, the Administrative Agent may establish additional Reserves or change any of the Reserves described in Section 2.03(a), in the exercise of the reasonable discretion of the Administrative Agent, after furnishing 58 five (5) days prior notice to, and after consultation with, the Borrower (whose consent to any Reserve shall not be required) (provided that no such prior notice shall be required if a Cash Dominion Event exists or for (1) changes to any Reserves resulting solely by virtue of mathematical calculations of the amount of the Reserve in accordance with the methodology of calculation previously utilized (such as, but not limited to, rent and Gift Certificate and Merchandise Credit Liabilities), or (2) changes to Reserves or establishment of additional Reserves if a Material Adverse Effect has occurred or it would be reasonably likely that a Material Adverse Effect to the Lenders would occur were such Reserve not changed or established prior to the expiration of such five (5) day period). The foregoing shall be subject to the provisions of Section 8.18. (c) Notwithstanding anything to the contrary, solely during the Forbearance Period, the Administrative Agent shall reduce the Restructuring Reserve in accordance with the reduction schedule set forth in the Budget; provided, that if as of the proposed date of any reduction, a Default or Event of Default (other than the Specified Events of Default (as defined in the Fifth Amendment) or a Default that would be cured after giving effect to such reduction) then exists, no such reduction shall occur, and the amount of any subsequent reduction shall be adjusted in the Administrative Agent’s reasonable discretion. Following the termination of the Forbearance Period, the Administrative Agent shall have discretion to adjust the Restructuring Reserve as provided in the definition of such term without any limitation set forth in the preceding sentence. SECTION 2.04. Making of Loans. (a) Except as set forth in Sections 2.18 and 2.26, Revolving Loans (other than Swingline Loans) shall be either Prime Rate Loans or LIBO Loans as the Borrower may request subject to and in accordance with this Section 2.04, provided that all Swingline Loans shall be only Prime Rate Loans. All such Loans made pursuant to the same Borrowing shall, unless otherwise specifically provided herein, be Loans of the same Type. Each Lender may fulfill its Commitment with respect to any such Loan by causing any lending office of such Lender to make such Loan; but any such use of a lending office shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of the applicable Note. Subject to the other provisions of this Section 2.04 and the provisions of Section 2.26, Borrowings of Loans of more than one Type may be incurred at the same time, but no more than six (6) Borrowings of LIBO Loans may be outstanding at any time. (b) The Borrower shall give the Administrative Agent two (2) Business Days’ prior electronic notice (thereafter confirmed in writing) (unless the Administrative Agent notifies the Borrower in writing that three (3) Business Days’ is required) of each LIBO Borrowing and one (1) Business Day’s prior electronic notice (thereafter confirmed in writing) of each Borrowing of Prime Rate Loans, in each case through Administrative Agent’s Commercial Electronic Office Portal or through such other electronic portal provided by Administrative Agent (the “Portal”). Any such notice, to be effective, must be received by the Administrative Agent not later than 1:00 p.m. on the second (or third if applicable) Business Day in the case of LIBO Loans prior to the date on which, and on the first Business Day in the case of Prime Rate Loans prior to the date on which, such Borrowing is to be made. Such notice shall be irrevocable and shall specify the amount of the proposed Borrowing (which shall be in an integral multiple 59 of $500,000, but not less than $1,000,000 in the case of LIBO Loans and not less than $100,000 in the case of Prime Rate Loans) and the date thereof (which shall be a Business Day) and shall contain disbursement instructions. Such notice shall specify whether the Borrowing then being requested is to be a Borrowing of Prime Rate Loans or LIBO Loans and, if LIBO Loans, the Interest Period with respect thereto. If no election of Interest Period is specified in any such notice for a Borrowing of LIBO Loans, such notice shall be deemed a request for an Interest Period of one month. If no election is made as to the Type of Loan, such notice shall be deemed a request for Borrowing of Prime Rate Loans. If the Borrower fails to give a timely notice with respect to any continuation of a LIBO Loan, then the applicable Revolving Loans (or portion thereof) shall be converted to Prime Rate Loans, effective as of the last day of the Interest Period then in effect with respect to the applicable LIBO Loans. All requests for a Revolving Loan which are not made by electronic request of the Borrower through the Portal shall be subject to (and unless the Administrative Agent elects otherwise in the exercise of its sole discretion, such Revolving Loan, conversion or continuation shall not be made until the completion of) the Administrative Agent’s authentication process (with results satisfactory to the Administrative Agent) prior to the funding of any such requested Revolving Loan. The Administrative Agent shall promptly notify each Lender of its pro rata share of such Borrowing, the date of such Borrowing, the Type of Borrowing being requested and the Interest Period or Interest Periods applicable thereto, as appropriate. On the borrowing date specified in such notice, each Lender shall make its share of the Borrowing available at the office of the Administrative Agent at One Boston Place, Boston, Massachusetts 02108, no later than 1:00 p.m., in immediately available funds. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined in good faith by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to Prime Rate Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Upon receipt of the funds made available by the Lenders to fund any Borrowing hereunder, the Administrative Agent shall disburse such funds into a Wells Fargo Disbursement Account or otherwise in the manner specified in the notice of borrowing delivered by the Borrower and shall use reasonable efforts to make the funds so received from the Lenders available to the Borrower no later than 4:00 p.m. (c) The Administrative Agent, without the request of the Borrower, may advance any interest, fee, service charge (including direct wire fees), Credit Party Expenses (to the extent then due and payable), or other payment to which any Agent or their Affiliates or any Lender is entitled from the Borrower pursuant hereto or any other Loan Document and may charge the same to the Loan Account notwithstanding that an Overadvance may result thereby. The Administrative Agent shall advise the Borrower of any such advance or charge promptly 60 after the making thereof. Such action on the part of the Administrative Agent shall not constitute a waiver of the Administrative Agent’s rights and the Borrower’s obligations under Section 2.20(a). Any amount which is added to the principal balance of the Loan Account as provided in this Section 2.04(c) shall bear interest at the interest rate then and thereafter applicable to Prime Rate Loans. (d) Notwithstanding the foregoing or any other provision hereof (except Section 2.11), all Term Loans shall bear interest at the Term Loan Interest Rate. (e) Anything to the contrary contained herein notwithstanding, no Agent, Lender or Participant is required actually to acquire eurodollar deposits to fund or otherwise match fund any Obligation as to which interest accrues at or by reference to the LIBO Rate. SECTION 2.05. Overadvances. The Administrative Agent, the Collateral Agent, and the Lenders have no obligation to make any Loan or to provide any Letter of Credit if an Overadvance would result. The Administrative Agent may, in its discretion, make Permitted Overadvances without the Consent of the Revolving Loan Lenders and each Revolving Loan Lender shall be bound thereby. Any Permitted Overadvances may constitute Swingline Loans. The making of any Permitted Overadvance is for the benefit of the Borrower; such Permitted Overadvances constitute Revolving Loans and Obligations. The making of any such Permitted Overadvances on any one occasion shall not obligate the Administrative Agent or any Revolving Loan Lender to make or permit any Permitted Overadvances on any other occasion or to permit such Permitted Overadvances to remain outstanding. The making by the Administrative Agent of a Permitted Overadvance shall not modify or abrogate any of the provisions of Section 2.07(e) regarding the Revolving Loan Lenders’ obligations to purchase participations with respect to L/C Disbursements or Section 2.08 regarding any Revolving Loan Lender’s reimbursement obligations with respect to Swingline Loans. SECTION 2.06. Swingline Loans. (a) The Swingline Lender is authorized by the Revolving Loan Lenders, but is not obligated, to make Swingline Loans up to (i) $15,000,000 plus (ii) the Permitted Overadvances, in the aggregate outstanding at any time, consisting only of Prime Rate Loans, upon a notice of Borrowing received by the Administrative Agent and the Swingline Lender (which notice, at the Swingline Lender’s discretion, may be submitted prior to 1:00 p.m. on the Business Day on which such Swingline Loan is requested); provided that the Swingline Lender shall not be obligated to make any Swingline Loan in its reasonable discretion if any Revolving Loan Lender at such time is a Deteriorating Lender, unless the Swingline Lender has entered into satisfactory arrangements with the Borrower or such Revolving Loan Lender to eliminate the Swingline Lender’s risk of full reimbursement with respect to such Swingline Loan. Swingline Loans shall be subject to periodic settlement with the Revolving Loan Lenders under Section 2.08 below. (b) Swingline Loans may be made only in the following circumstances: (A) for administrative convenience, the Swingline Lender may, but is not obligated to, make Swingline Loans in reliance upon the Borrower’s actual or deemed representations under Section 4.02, that the applicable conditions for borrowing are satisfied or (B) for Permitted 61

Overadvances. If the conditions for borrowing under Section 4.02 cannot be fulfilled, the Required Revolving Loan Lenders may direct the Swingline Lender to, and the Swingline Lender thereupon shall, cease making Swingline Loans (other than Permitted Overadvances) until such conditions can be satisfied or are waived in accordance with Section 9.02 hereof. Unless the Required Revolving Loan Lenders so direct the Swingline Lender, the Swingline Lender may, but is not obligated to, continue to make Swingline Loans notwithstanding that the conditions for borrowing under Section 4.02 cannot be fulfilled. No Swingline Loans shall be made pursuant to this subsection (b) (other than Permitted Overadvances) if the sum of the aggregate outstanding amount of the Revolving Loans, Letter of Credit Outstandings, and Swingline Loans would exceed the Revolving Loan Cap. SECTION 2.07. Letters of Credit. (a) Upon the terms and subject to the conditions herein set forth, the Borrower may request the Issuing Bank, at any time and from time to time after the date hereof and prior to the Termination Date, to issue, and subject to the terms and conditions contained herein, the Issuing Bank shall issue, for the account of the Borrower, one or more Letters of Credit in Dollars; provided that no Letter of Credit shall be issued if after giving effect to such issuance (i) the aggregate Letter of Credit Outstandings shall exceed the Letter of Credit Sublimit, (ii) the aggregate outstanding amount of the Revolving Loans, Letter of Credit Outstandings, and Swingline Loans would exceed the Revolving Loan Cap, or (iii) the aggregate outstanding amount of the Revolving Loans of any Revolving Loan Lender, plus such Revolving Loan Lender’s Revolving Loan Commitment Percentage of the outstanding amount of all Letter of Credit Outstandings, plus such Revolving Loan Lender’s Revolving Loan Commitment Percentage of the outstanding amount of all Swingline Loans would exceed such Revolving Loan Lender’s Revolving Loan Commitment; and provided, further, that no Letter of Credit shall be issued if (A) the Issuing Bank shall have received notice from the Administrative Agent or the Required Revolving Loan Lenders that the conditions to such issuance have not been met or (B) there exists a Deteriorating and/or Delinquent Lender, unless (i) such Revolving Loan Lender’s participation with respect to such Letter of Credit is reallocated pursuant to Section 8.12, or (ii) the Issuing Bank has otherwise entered into arrangements reasonably satisfactory to it and the Borrower to eliminate the Issuing Bank’s risk with respect to the participation in such Letter of Credit of such Revolving Loan Lender, which arrangements may include the Borrower cash collateralizing such Deteriorating and/or Delinquent Lender’s participation with respect to such Letter of Credit in accordance with Section 8.12; and provided further that the Issuing Bank shall not be required to issue any such Letter of Credit in its reasonable discretion if: (X) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Applicable Law relating to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuing Bank in good faith deems material to it, or (Y) the issuance of such Letter of 62

Credit would violate one or more policies of the Issuing Bank applicable to letters of credit generally. By submitting a request to the Issuing Bank for the issuance of a Letter of Credit, the Borrower shall be deemed to have requested that the Issuing Bank issue the requested Letter of Credit. Each request for the issuance of a Letter of Credit, or the amendment , renewal, or extension of any outstanding Letter of Credit, shall be (i) irrevocable and shall be made in writing pursuant to a Letter of Credit Application by a Responsible Officer of the Borrower, (ii) delivered to the Issuing Bank and the Administrative Agent via telefacsimile or other electronic method of transmission reasonably acceptable to the Issuing Bank not later than 11:00 a.m. at least two Business Days (or such other date and time as the Administrative Agent and the Issuing Bank may agree in a particular instance in their sole discretion) prior to the requested date of issuance, amendment , renewal, or extension, and (iii) subject to the Issuing Bank’s authentication procedures with results satisfactory to the Issuing Bank. Each such request shall be in form and substance reasonably satisfactory to the Administrative Agent and the Issuing Bank and (i) shall specify (A) the amount of such Letter of Credit, (B) the date of issuance, amendment , renewal, or extension of such Letter of Credit, (C) the proposed expiration date of such Letter of Credit, (D) the name and address of the beneficiary of the Letter of Credit, and (E) such other information (including, the conditions to drawing, and, in the case of an amendment , renewal, or extension, identification of the Letter of Credit to be so amended , renewed, or extended) as shall be necessary to prepare, amend , renew, or extend such Letter of Credit, and (ii) shall be accompanied by such Issuer Documents as the Administrative Agent or the Issuing Bank may request or require, to the extent that such requests or requirements are consistent with the Issuer Documents that the Issuing Bank generally requests for Letters of Credit in similar circumstances. The Administrative Agent’s records of the content of any such request will be conclusive. Anything contained herein to the contrary notwithstanding, the Issuing Bank may, but shall not be obligated to, issue a Letter of Credit that supports the obligations of a Loan Party or one of its Subsidiaries in respect of an employment contract. Each Letter of Credit shall be in form and substance reasonably acceptable to the Issuing Bank, including the requirement that the amounts payable thereunder must be payable in Dollars. (b) Each Except as otherwise agreed by the Administrative Agent and the Issuing Bank in writing (which agreement may be by e-mail), each Standby Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one (1) year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one (1) year after such renewal or extension) and (ii) the date that is five (5) Business Days prior to the Maturity Date , provided that each Standby Letter of Credit may, upon the request of the Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of twelve (12) months or less (but not beyond the date that is five (5) Business Days prior to the Maturity Date) unless the Issuing Bank notifies the beneficiary thereof at least thirty (30) days prior to the then-applicable expiration date that such Letter of Credit will not be renewed. . (c) Each Except as otherwise agreed by the Administrative Agent and the Issuing Bank in writing (which agreement may be by e-mail), each Commercial Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date that is one hundred 63 eighty twenty (180 120 ) days after the date of the issuance of such Commercial Letter of Credit and (ii) the date that is five (5) Business Days prior to the Maturity Date. (d) Any Issuing Bank (other than Wells Fargo or any of its Affiliates) shall notify the Administrative Agent in writing no later than the Business Day prior to the Business Day on which such Issuing Bank issues any Letter of Credit. In addition, each Issuing Bank (other than Wells Fargo or any of its Affiliates) shall, on the first Business Day of each week, submit to the Administrative Agent a report detailing the daily undrawn amount of each Letter of Credit issued by such Issuing Bank during the prior calendar week. If the Issuing Bank makes a payment under a Letter of Credit, the Borrower shall pay to the Administrative Agent an amount equal to such L/C Disbursement not later than 12:00 p.m. on (i) the date that the Borrower shall have received notice of such L/C Disbursement, if such notice is received prior to 10:00 a.m. on such date, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is received after 10:00 a.m. on the day of such L/C Disbursement and, in the absence of such payment, the amount of the L/C Disbursement immediately and automatically shall be deemed to be a Revolving Loan hereunder (notwithstanding any failure to satisfy any condition precedent set forth in Section 4.02) and, initially, shall bear interest at the rate then applicable to Revolving Loans that are Prime Rate Loans. If an L/C Disbursement is deemed to be a Revolving Loan hereunder, the Borrower’s obligation to pay the amount of such L/C Disbursement to the Issuing Bank shall be automatically converted into an obligation to pay the resulting Revolving Loan. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Loan Lenders have made payments pursuant to Section 2.07(e) to reimburse the Issuing Bank, then to such Revolving Loan Lenders and the Issuing Bank as their interests may appear. (e) Promptly following receipt of a notice of an L/C Disbursement pursuant to Section 2.07(d), each Revolving Loan Lender agrees to fund its Revolving Loan Commitment Percentage of any Revolving Loan deemed made pursuant to Section 2.07(d) on the same terms and conditions as if the Borrower had requested the amount thereof as a Revolving Loan and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Loan Lenders. By the issuance of a Letter of Credit (or an amendment , renewal, or extension of a Letter of Credit) and without any further action on the part of the Issuing Bank or the Revolving Loan Lenders, the Issuing Bank shall be deemed to have granted to each Revolving Loan Lender, and each Revolving Loan Lender shall be deemed to have purchased, a participation in each Letter of Credit issued by the Issuing Bank, in an amount equal to its Revolving Loan Commitment Percentage of such Letter of Credit, and each such Revolving Loan Lender agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Revolving Loan Lender’s Revolving Loan Commitment Percentage of any L/C Disbursement made by the Issuing Bank under the applicable Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Loan Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Revolving Loan Lender’s Revolving Loan Commitment Percentage of each L/C Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in Section 2.07(d), or of any reimbursement payment that is required to be refunded (or that the Administrative Agent or the Issuing Bank elects, based upon the advice of counsel, to refund) to the Borrower for any reason. Each Revolving Loan Lender acknowledges and agrees that its obligation to 64 deliver to the Administrative Agent, for the account of the Issuing Bank, an amount equal to its respective Revolving Loan Commitment Percentage of each L/C Disbursement pursuant to this Section 2.07(e) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Section 4.02. If any such Revolving Loan Lender fails to make available to Agent the amount of such Revolving Loan Lender’s Revolving Loan Commitment Percentage of an L/C Disbursement as provided in this Section, such Revolving Loan Lender shall be deemed to be a Delinquent Lender and the Administrative Agent (for the account of the Issuing Bank) shall be entitled to recover such amount on demand from such Revolving Loan Lender together with interest thereon at the greater of the Federal Funds Effective Rate and a rate determined in good faith by the Administrative Agent in accordance with banking industry rules on interbank compensation until paid in full. (f) Whenever the Borrower desires that the Issuing Bank issue a Letter of Credit (or the amendment , renewal or extension of an outstanding Letter of Credit), the Borrower shall give to the Issuing Bank and the Administrative Agent at least two (2) Business Days’ prior written (including telegraphic, telex, facsimile or cable communication) notice (or such shorter period as may be agreed upon in writing by the Issuing Bank and the Borrower) specifying the date on which the proposed Letter of Credit is to be issued, amended , renewed or extended (which shall be a Business Day), the stated amount of the Letter of Credit so requested, the expiration date of such Letter of Credit, the name and address of the beneficiary thereof, and the provisions thereof. If requested by the Issuing Bank, the Borrower shall also submit a Letter of Credit Application in connection with any request for the issuance, amendment , renewal or extension of a Letter of Credit. (g) The reimbursement and payment obligations of the Borrower under this Section 2.07 are absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation: (i) any lack of validity, enforceability or legal effect of any Letter of Credit, any Issuer Document, this Agreement, or any other Loan Document, or any term or provision therein or herein; (ii) the existence of any claim, setoff, defense or other right which any Loan Party or any of its Subsidiaries may have at any time against a beneficiary or transferee beneficiary, any assignee of proceeds, the Issuing Bank, or any other Person; (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, or which is signed, issued or presented by a Person or a transferee of such Person purporting to be a successor or transferee of the beneficiary of such Letter of Credit; (iv) payment by the Issuing Bank of any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply in whole or in part with the terms of such Letter of Credit; (v) the Issuing Bank or any correspondent honoring a drawing upon receipt of an electronic presentation under a Letter of Credit requiring the same, regardless of whether the original Drawing Documents arrive at the Issuing Bank’s counters or are different from the electronic presentation; (vi) the fact that any Default or Event of Default shall have occurred and be continuing; (vii) the Issuing Bank or any of its branches or Affiliates being the beneficiary of any Letter of Credit; (viii) the Issuing Bank or any correspondent honoring a drawing against a Drawing Document up to the amount available under any Letter of Credit even if such Drawing Document claims an amount in excess of the amount available under the Letter of Credit; or (ix) 65 any other event, circumstance or conduct whatsoever, whether or not similar to any of the foregoing that might, but for this Section 2.07(g), constitute a legal or equitable defense to or discharge of, or provide a right of set-off against, the Borrower’s or any of its Subsidiaries’ reimbursement and other payment obligations and liabilities, arising under, or in connection with, any Letter of Credit, whether against the Issuing Bank, the beneficiary or any other Person. None of the Administrative Agent, the Revolving Loan Lenders, the Issuing Bank or any of their Affiliates shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank, provided that the foregoing provisions of this subparagraph (i) shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by Applicable Law) suffered by the Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (h) If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Revolving Loan Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in the Cash Collateral Account an amount in cash equal to 103% of the Letter of Credit Outstandings as of such date plus any accrued and unpaid interest thereon. Each such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations of the Borrower under this Agreement. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such Cash Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Collateral Agent at the request of the Borrower and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such Cash Collateral Account shall be applied by the Collateral Agent to reimburse the Issuing Bank for payments on account of drawings under Letters of Credit for which it has not been reimbursed and, to the extent not so applied, shall be held first for the satisfaction of the reimbursement obligations of the Borrower for the Letter of Credit Outstandings at such time and thereafter be applied to satisfy other Obligations of the Borrower under this Agreement. In the event that all reimbursement obligations and all other Obligations hereunder have been paid, any remaining 66 funds in the Cash Collateral Account shall be released to the Borrower. If Borrower fails to provide cash collateral as required by this Section 2.07(h), the Revolving Loan Lenders may (and, upon direction of the Administrative Agent, shall) advance, as Revolving Loans the amount of the cash collateral required by this Section 2.07(h), so that the then existing Letter of Credit Outstandings are cash collateralized in accordance with the terms of this Section 2.07(h) (whether or not the Aggregate Revolving Loan Commitments have terminated, an Overadvance exists or the conditions in Section 4.02 are satisfied). (i) The Borrower agrees to indemnify, defend and hold harmless each Credit Party (including the Issuing Bank and its branches, Affiliates, and correspondents) and each such Person’s respective directors, officers, employees, attorneys and agents (each, including the Issuing Bank, a “Letter of Credit Related Person”) (to the fullest extent permitted by Law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), which may be incurred by or awarded against any such Letter of Credit Related Person (other than Taxes, which shall be governed by Section 2.28) (the “Letter of Credit Indemnified Costs”), and which arise out of or in connection with, or as a result of: (i) any Letter of Credit or any pre-advice of its issuance; (ii) any transfer, sale, delivery, surrender or endorsement (or lack thereof) of any Drawing Document at any time(s) held by any such Letter of Credit Related Person in connection with any Letter of Credit; (iii) any action or proceeding arising out of, or in connection with, any Letter of Credit (whether administrative, judicial or in connection with arbitration), including any action or proceeding to compel or restrain any presentation or payment under any Letter of Credit, or for the wrongful dishonor of, or honoring a presentation under, any Letter of Credit; (iv) any independent undertakings issued by the beneficiary of any Letter of Credit; (v) any unauthorized instruction or request made to the Issuing Bank in connection with any Letter of Credit or requested Letter of Credit, or any error, omission, interruption or delay in such instruction or request, whether transmitted by mail, courier, electronic transmission, SWIFT, or any other telecommunication including communications through a correspondent; (vi) an adviser, confirmer or other nominated person seeking to be reimbursed, indemnified or compensated; (vii) any third party seeking to enforce the rights of an applicant, beneficiary, nominated person, transferee, assignee of Letter of Credit proceeds or holder of an instrument or document; 67

(viii) the fraud, forgery or illegal action of parties other than any Letter of Credit Related Person; (ix) any prohibition on payment or delay in payment of any amount payable by the Issuing Bank to a beneficiary or transferee beneficiary of a Letter of Credit arising out of Anti-Corruption Laws, Anti-Money Laundering Laws, or Sanctions; (x) the Issuing Bank’s performance of the obligations of a confirming institution or entity that wrongfully dishonors a confirmation; or (xi) the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto governmental or regulatory authority or cause or event beyond the control of the Letter of Credit Related Person; provided, however, that such indemnity shall not be available to any Letter of Credit Related Person claiming indemnification under clauses (i) through (x) above to the extent that such Letter of Credit Indemnified Costs arise as a result of the gross negligence or willful misconduct of a Letter of Credit Related Person as determined by a final, non-appealable judgment in a court of competent jurisdiction. The Borrower hereby agrees to pay the Letter of Credit Related Person claiming indemnity on demand from time to time all amounts owing under this Section 2.07(i). If and to the extent that the obligations of the Borrower under this Section 2.07(i) are unenforceable for any reason, the Borrower agrees to make the maximum contribution to the Letter of Credit Indemnified Costs permissible under applicable Law. This indemnification provision shall survive termination of this Agreement and all Letters of Credit. (j) The liability of the Issuing Bank (or any other Letter of Credit Related Person) under, in connection with or arising out of any Letter of Credit (or pre-advice), regardless of the form or legal grounds of the action or proceeding, shall be limited to direct damages suffered by the Borrower that are caused directly by the Issuing Bank’s gross negligence or willful misconduct in (i) honoring a presentation under a Letter of Credit that on its face does not at least substantially comply with the terms and conditions of such Letter of Credit, (ii) failing to honor a presentation under a Letter of Credit that strictly complies with the terms and conditions of such Letter of Credit, or (iii) retaining Drawing Documents presented under a Letter of Credit. The Issuing Bank shall be deemed to have acted with due diligence and reasonable care if the Issuing Bank’s conduct is in accordance with Standard Letter of Credit Practice or in accordance with this Agreement. The Borrower’s aggregate remedies against the Issuing Bank and any Letter of Credit Related Person for wrongfully honoring a presentation under any Letter of Credit or wrongfully retaining honored Drawing Documents shall in no event exceed the aggregate amount paid by the Borrower to the Issuing Bank in respect of the honored presentation in connection with such Letter of Credit under Section 2.07(d), plus interest at the rate then applicable to Revolving Loans that are Prime Rate Loans hereunder. The Borrower shall take action to avoid and mitigate the amount of any damages claimed against the Issuing Bank or any other Letter of Credit Related Person, including by enforcing its rights against the beneficiaries of the Letters of Credit. Any claim by the Borrower under or in connection with any Letter of Credit shall be reduced by an amount equal to the sum of (x) the amount (if any) saved by the Borrower as a result of the breach or alleged wrongful conduct complained of, and (y) the amount (if any) of the loss that would have been avoided had the Borrower taken all 68 reasonable steps to mitigate any loss, and in case of a claim of wrongful dishonor, by specifically and timely authorizing the Issuing Bank to effect a cure. (k) The Borrower is responsible for the final text of the Letter of Credit as issued by the Issuing Bank, irrespective of any assistance the Issuing Bank may provide such as drafting or recommending text or by the Issuing Bank’s use or refusal to use text submitted by the Borrower. The Borrower understands that the final form of any Letter of Credit may be subject to such revisions and changes as are deemed necessary or appropriate by the Issuing Bank consistent with the Issuing Bank’s standard practices, and the Borrower hereby consents to such revisions and changes not materially different from the application executed in connection therewith. The Borrower is solely responsible for the suitability of the Letter of Credit for the Borrower’s purposes. The Borrower will examine the copy of the Letter of Credit and any other documents sent by the Issuing Bank in connection therewith and shall promptly notify the Issuing Bank (not later than three (3) Business Days following the Borrower’s receipt of documents from the Issuing Bank) of any non-compliance with the Borrower’s instructions and of any discrepancy in any document under any presentment or other irregularity. The Borrower understands and agrees that the Issuing Bank is not required to extend the expiration date of any Letter of Credit for any reason. With respect to any Letter of Credit containing an “automatic amendment” to extend the expiration date of such Letter of Credit, the Issuing Bank, in its sole and absolute discretion, may give notice of nonrenewal non-extension of such Letter of Credit and, if the Borrower does not at any time want such Letter of Credit to be renewed extended , the Borrower will so notify the Administrative Agent and the Issuing Bank at least 30 calendar days before the Issuing Bank is required to notify the beneficiary of such Letter of Credit or any advising bank of such nonrenewal non-extension pursuant to the terms of such Letter of Credit. (l) Without limiting any other provision of this Agreement, the Issuing Bank and each other Letter of Credit Related Person (if applicable) shall not be responsible to the Borrower for, and the Issuing Bank’s rights and remedies against the Borrower and the obligation of the Borrower to reimburse the Issuing Bank for each drawing under each Letter of Credit shall not be impaired by: (i) honor of a presentation under any Letter of Credit that on its face substantially complies with the terms and conditions of such Letter of Credit, even if the Letter of Credit requires strict compliance by the beneficiary; (ii) honor of a presentation of any Drawing Document that appears on its face to have been signed, presented or issued (A) by any purported successor or transferee of any beneficiary or other Person required to sign, present or issue such Drawing Document or (B) under a new name of the beneficiary; (iii) acceptance as a draft of any written or electronic demand or request for payment under a Letter of Credit, even if nonnegotiable or not in the form of a draft or notwithstanding any requirement that such draft, demand or request bear any or adequate reference to the Letter of Credit; (iv) the identity or authority of any presenter or signer of any Drawing Document or the form, accuracy, genuineness or legal effect of any Drawing Document 69

(other than the Issuing Bank’s determination that such Drawing Document appears on its face to comply in all material respects with the terms and conditions of the Letter of Credit); (v) acting upon any instruction or request relative to a Letter of Credit or requested Letter of Credit that the Issuing Bank in good faith believes to have been given by a Person authorized to give such instruction or request; (vi) any errors, omissions, interruptions or delays in transmission or delivery of any message, advice or document (regardless of how sent or transmitted) or for reasonable errors in interpretation of technical terms or in translation or any delay in giving or failing to give notice to the Borrower; (vii) any acts, omissions or fraud by, or the insolvency of, any beneficiary, any nominated person or entity or any other Person or any breach of contract between any beneficiary and the Borrower or any of the parties to the underlying transaction to which the Letter of Credit relates; (viii) assertion or waiver of any provision of the ISP or UCP that primarily benefits an issuer of a letter of credit, including any requirement that any Drawing Document be presented to it at a particular hour or place; (ix) payment to any paying or negotiating presenting bank (designated or permitted by the terms of the applicable Letter of Credit) claiming that it rightfully honored or is entitled to reimbursement or indemnity under Standard Letter of Credit Practice applicable to it; (x) acting or failing to act as required or permitted under Standard Letter of Credit Practice applicable to where the Issuing Bank has issued, confirmed, advised or negotiated such Letter of Credit, as the case may be; (xi) honor of a presentation after the expiration date of any Letter of Credit notwithstanding that a presentation was made prior to such expiration date and dishonored by the Issuing Bank if subsequently the Issuing Bank or any court or other finder of fact determines such presentation should have been honored; (xii) dishonor of any presentation that does not strictly comply or that is fraudulent, forged or otherwise not entitled to honor; or (xiii) honor of a presentation that is subsequently determined by the Issuing Bank to have been made in violation of international, federal, state or local restrictions on the transaction of business with certain prohibited Persons. (m) Unless otherwise expressly agreed by the Issuing Bank and the Borrower when a Letter of Credit is issued, (i) the rules of the ISP and the UCP shall apply to each Standby Letter of Credit, and (ii) the rules of the UCP shall apply to each Commercial Letter of Credit. 70

(n) The Issuing Bank shall act on behalf of the Revolving Loan Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the Issuing Bank shall have all of the benefits and immunities (A) provided to the Agent in Article VIII with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Agent” as used in Article VIII included the Issuing Bank with respect to such acts or omissions, and (B) as additionally provided herein with respect to the Issuing Bank. (o) In the event of a direct conflict between the provisions of this Section 2.07 and any provision contained in any Issuer Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 2.07 shall control and govern. The provisions of this Section 2.07 shall survive the termination of this Agreement and the repayment in full of the Obligations with respect to any Letters of Credit that remain outstanding. (p) At the Borrower’s costs and expense, the Borrower shall execute and deliver to the Issuing Bank such additional certificates, instruments and/or documents and take such additional action as may be reasonably requested by the Issuing Bank to enable the Issuing Bank to issue any Letter of Credit pursuant to this Agreement and related Issuer Document, to protect, exercise and/or enforce the Issuing Bank’s rights and interests under this Agreement or to give effect to the terms and provisions of this Agreement or any Issuer Document. The Borrower irrevocably appoints the Issuing Bank as its attorney-in-fact and, at any time when an Event of Default has occurred and is continuing, authorizes the Issuing Bank, without notice to the Borrower, to execute and deliver ancillary documents and letters customary in the letter of credit business that may include but are not limited to advisements, indemnities, checks, bills of exchange and issuance documents. The power of attorney granted by the Borrower is limited solely to such actions related to the issuance, confirmation or amendment of any Letter of Credit and to ancillary documents or letters customary in the letter of credit business. This appointment is coupled with an interest. SECTION 2.08. Settlements Amongst Revolving Loan Lenders. (a) The Swingline Lender may, at any time, and shall, not less frequently than weekly, on behalf of the Borrower (which hereby authorizes the Swingline Lender to act on its behalf in that regard) request the Administrative Agent to cause the Revolving Loan Lenders to make a Revolving Loan (which shall be a Prime Rate Loan) in an amount equal to such Revolving Loan Lender’s Revolving Loan Commitment Percentage of the outstanding amount of Swingline Loans made in accordance with Section 2.06, which request may be made regardless of whether the conditions set forth in Article IV have been satisfied. Upon such request, each Revolving Loan Lender shall make available to the Administrative Agent the proceeds of such Revolving Loan for the account of the Swingline Lender. If the Swingline Lender requires a Revolving Loan to be made by the Revolving Loan Lenders and the request therefor is received prior to 12:00 p.m. on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m. that day; and, if the request therefor is received after 12:00 p.m., then no later than 3:00 p.m. on the next Business Day. The obligation of each Revolving Loan 71

Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent or the Swingline Lender. If and to the extent any Revolving Loan Lender shall not have so made its transfer to the Administrative Agent, such Revolving Loan Lender agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined in good faith by the Administrative Agent in accordance with banking industry rules on interbank compensation. (b) The amount of each Revolving Loan Lender’s Revolving Loan Commitment Percentage of outstanding Revolving Loans shall be computed weekly (or more frequently in the Administrative Agent’s discretion) and shall be adjusted upward or downward based on all Revolving Loans and repayments of Revolving Loans received by the Administrative Agent as of 3:00 p.m. on the first Business Day following the end of the period specified by the Administrative Agent (such date, the “Settlement Date”). (c) The Administrative Agent shall deliver to each of the Revolving Loan Lenders promptly after the Settlement Date a summary statement of the amount of outstanding Revolving Loans (including Swingline Loans) for the period and the amount of repayments received for the period. As reflected on the summary statement, each Revolving Loan Lender shall transfer to the Administrative Agent (as provided below), or the Administrative Agent shall transfer to each Revolving Loan Lender, such amounts as are necessary to insure that, after giving effect to all such transfers, the amount of Revolving Loans made by each Revolving Loan Lender with respect to Revolving Loans (including Swingline Loans) shall be equal to such Revolving Loan Lender’s applicable Revolving Loan Commitment Percentage of Revolving Loans (including Swingline Loans) outstanding as of such Settlement Date. If the summary statement requires transfers to be made to the Administrative Agent by the Revolving Loan Lenders and is received prior to 12:00 p.m. on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m. that day; and, if received after 12:00 p.m., then no later than 3:00 p.m. on the next Business Day. The obligation of each Revolving Loan Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent. If and to the extent any Revolving Loan Lender shall not have so made its transfer to the Administrative Agent, such Revolving Loan Lender agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined in good faith by the Administrative Agent in accordance with banking industry rules on interbank compensation. SECTION 2.09. Notes; Repayment of Loans. (a) Upon the request of (i) a Revolving Loan Lender or the Swingline Lender, as applicable, the Loans made by each such Revolving Loan Lender or the Swingline Lender, as applicable, shall be evidenced by a Note duly executed on behalf of the Borrower, dated the Effective Date, in substantially the form attached hereto as Exhibit B-1 or B-2, as applicable, payable to the order of each such Revolving Loan Lender or the Swingline Lender, as applicable, in an aggregate principal amount equal to such Revolving Loan Lender’s Revolving Loan Commitment (or, in the case of the Note evidencing the Swingline Loans, $15,000,000), and (ii) 72 a Term Loan Lender the Term Loan made by each such Term Loan Lender shall be evidenced by a Note duly executed on behalf of the Borrower, dated the Fourth Amendment Effective Date, in substantially the form attached hereto as Exhibit B-3, payable to the order of each Term Loan Lender (in an aggregate principal amount equal to such Term Loan Lender’s Term Loan Commitment). (b) The Borrower shall make quarterly principal payments on the Term Loan, each in the amount equal to the sum of (i) $1,250,000 plus (ii) two and one-half percent (2.5%) of any Additional Term Loans made pursuant the terms hereof, in each case on the fifteenth (15 th ) day of each March, June, September and December (unless such day is not a Business Day, in which case on the immediately preceding Business Day), commencing on June 15, 2019. The Borrower shall repay to the Term Loan Lenders on the Termination Date the aggregate principal amount of Term Loan outstanding on such date. (c) The outstanding principal balance of all Swingline Loans shall be repaid on the earlier of the Termination Date or on the date otherwise requested by the Swingline Lender in accordance with the provisions of Section 2.08(a). The outstanding principal balance of all other Obligations shall be payable on the Termination Date (subject to earlier repayment as provided below). Each Note shall bear interest from the date thereof on the outstanding principal balance thereof as set forth in this Article II. Each Lender is hereby authorized by the Borrower to endorse on a schedule attached to each Note delivered to such Lender (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in such Lender’s internal records, an appropriate notation evidencing the date and amount of each Loan from such Lender, each payment and prepayment of principal of any such Loan, each payment of interest on any such Loan and the other information provided for on such schedule; provided, however, that the failure of any Lender to make such a notation or any error therein shall not affect the obligation of the Borrower to repay the Loans made by such Lender in accordance with the terms of this Agreement and the applicable Notes. (d) Upon receipt of an affidavit of a Lender as to the loss, theft, destruction or mutilation of such Lender’s Note and upon appropriate indemnifications of Borrower, the Borrower will issue, in lieu thereof, a replacement Note in favor of such Lender, in the same principal amount thereof and otherwise of like tenor. SECTION 2.10. Interest on Loans. (a) Subject to Section 2.11, each Prime Rate Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum that shall be equal to the then Prime Rate, plus the Applicable Margin for Prime Rate Loans. (b) Subject to Section Sections 2.11 , 2.18 and 2.26 , each LIBO Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal, during each Interest Period applicable thereto, to the Adjusted LIBO Rate for such Interest Period, plus the Applicable Margin for LIBO Loans. 73

(c) Subject to Section Sections 2.11 , 2.18 and 2.26 , the Term Loans shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Term Loan Interest Rate. (d) Accrued interest on all Loans shall be payable in arrears on each Interest Payment Date applicable thereto, at maturity (whether by acceleration or otherwise), after such maturity on demand and (with respect to LIBO Loans) upon any repayment or prepayment thereof (on the amount prepaid). SECTION 2.11. Default Interest. Effective upon the occurrence of any Event of Default and at all times thereafter while such Event of Default is continuing, (i) at the option of the Administrative Agent or upon the direction of the Required Revolving Loan Lenders, interest shall accrue on all outstanding Loans Obligations ( other than the Term Loan (including Swingline Loans ), and (ii) at the option of the Term Loan Agent or upon the direction of the Required Term Loan Lenders, interest shall accrue on the Term Loan, in each case as to all Loans such Obligations after as well as before judgment (as and to the extent permitted by law), at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the rate (including the Applicable Margin for Loans) in effect from time to time plus 2.00% per annum, and Default Rate; provided however that if any amount payable under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then such amount shall from thereafter (without any further action or request of or notice to any Person) bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. All such interest shall be payable on demand. SECTION 2.12. Certain Fees. (a) The Borrower shall pay to the Administrative Agent for the account of the applicable Credit Parties, the fees set forth in the Fee Letter as and when payment of such fees are due as therein set forth. (b) The Borrower shall pay to the Term Loan Agent, for the account of the Term Loan Lenders, the fees set forth in the Fourth Amendment Term Loan Fee Letter , the Fifth Amendment Term Loan Fee Letter, as and when payment of such fees are due as therein set forth. SECTION 2.13. Unused Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of the Revolving Loan Lenders, a commitment fee (the “Commitment Fee”) equal to 0.25% per annum on the basis of actual days elapsed in a year of 360 days multiplied by the average daily balance of the Unused Commitment during the period commencing on and including the Effective Date and ending on but excluding the Termination Date. Upon the occurrence of an Event of Default, at the option of the Administrative Agent or at the direction of the Required Revolving Loan Lenders, the Commitment Fee shall be determined at the rate set forth in Section 2.11. The Commitment Fee so accrued in any calendar quarter shall be payable on the first day of the next calendar quarter, in arrears, except that all Commitment Fees so accrued as of the Termination Date shall be payable on the Termination 74

Date. The Administrative Agent shall pay the Commitment Fee to the Revolving Loan Lenders based upon their Revolving Loan Commitment Percentage. SECTION 2.14. Letter of Credit Fees. (a) The Borrower shall pay the Administrative Agent, for the account of the Revolving Loan Lenders, on the first Business Day of each calendar quarter, in arrears, a fee (each, a “Letter of Credit Fee”) equal to the following per annum percentages of the face amount of the following categories of Letters of Credit outstanding during the subject quarter: (i) Standby Letters of Credit: At a per annum rate equal to the then Applicable Margin for LIBO Loans. (ii) Commercial Letters of Credit: At a per annum rate equal to the then Applicable Margin for LIBO Loans minus 0.50%. (iii) After the occurrence and during the continuance of an Event of Default, at the option of the Administrative Agent or upon the direction of the Required Revolving Loan Lenders, the Letter of Credit Fee shall be increased by an amount equal to two percent (2%) per annum accrue at the Default Rate as provided in Section 2.11 . (b) The Borrower shall pay to the applicable Issuing Bank (i) the Fronting Fee on the first Business Day of each calendar quarter, in arrears, and (ii) such other customary commissions, fees and charges then in effect imposed by, and any and all expenses incurred by, such Issuing Bank, or by any adviser, confirming institution or entity or other nominated person relating to Letters of Credit, at the time of issuance of any Letter of Credit and upon the occurrence of any other activity with respect to any Letter of Credit (including transfers, assignments of proceeds, amendments, drawings, renewals extensions or cancellations). (c) All Letter of Credit Fees shall be calculated on the basis of a 360-day year and actual days elapsed. SECTION 2.15. [Reserved] SECTION 2.16. Nature of Fees. All fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent, for the respective accounts of the Administrative Agent, Term Loan Agent, the Issuing Bank, and the Lenders, as provided herein. All fees shall be fully earned on the date when due and shall not be refundable under any circumstances. SECTION 2.17. Termination or Reduction of Revolving Loan Commitments. (a) Upon at least three (3) Business Days’ prior written notice to the Administrative Agent, the Borrower may, at any time, in whole permanently terminate, or from time to time in part permanently reduce, the Revolving Loan Commitments. Each such reduction shall be in the principal amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof. Each such reduction or termination shall (i) be applied ratably to the Revolving Loan Commitments of each Revolving Loan Lender and (ii) be irrevocable when given (provided, that, to the extent that such notice states that it is conditioned upon the consummation of any 75 other transaction or the occurrence of any event (including an acquisition or a Change in Control), such notice may be revoked by the Borrower (by written notice to Administrative Agent on or prior to the specified effective date) if such condition is not satisfied). At the effective time of each such reduction or termination, the Borrower shall pay to the Administrative Agent for application as provided herein (i) all Commitment Fees accrued on the amount of the Revolving Loan Commitments so terminated or reduced through the date thereof, (ii) any amount by which the Credit Extensions (excluding those made in respect of the Term Loan) outstanding on such date exceed the amount to which the Revolving Loan Commitments are to be reduced effective on such date, in each case pro rata based on the amount prepaid, and (iii) any Breakage Costs, if applicable. Except as specified in this Section 2.17, no fee, penalty or premium shall be payable in connection with any termination or reduction of the Revolving Loan Commitments. (b) In connection with any reduction in the Revolving Loan Commitments prior to the Maturity Date, if any Loan Party or any of its Subsidiaries owns any Margin Stock, the Borrower shall deliver to the Administrative Agent an updated Form U-1 (with sufficient additional originals thereof for each Lender), duly executed and delivered by the Borrower, together with such other documentation as the Administrative Agent shall reasonably request, in order to enable the Agents and the Lenders to comply with any of the requirements under Regulations T, U or X of the FRB. SECTION 2.18. Alternate Rate of Interest. If (a) General. Subject to clause (b) below, if prior to the commencement of any Interest Period for a LIBO Borrowing or prior to the first day of a calendar month regarding any reference to the Term Loan Interest Rate: (i) (a) the Administrative Agent or Term Loan Agent, as applicable, determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period or the Term Loan Interest Rate, respectively; or (ii) (b) the Administrative Agent is advised by the Required Lenders or the Term Loan Agent is advised by the Required Term Loan Lenders that, as a result of a Change in Law after the Effective Date, the Adjusted LIBO Rate for such Interest Period or calendar month, as applicable, will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period or calendar month, as applicable; then (1) in the case of a LIBO Borrowing, the Administrative Agent shall give notice thereof to the Borrower and the applicable Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the applicable Lenders that the circumstances giving rise to such notice no longer exist, (i) any Borrowing Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a LIBO Borrowing shall be ineffective and (ii) if any Borrowing Request requests a LIBO Borrowing, such Borrowing shall be made as a 76

Borrowing of Prime Rate Loans and (2) in the case of the interest rate regarding the Term Loan, the Term Loan Agent shall give notice thereof to the Borrower by telephone or telecopy as promptly as practicable thereafter and, until the Term Loan Agent notifies the Borrower that the circumstances giving rise to such notice no longer exist the Term Loan shall bear interest with reference to the Prime Rate as set forth in the definition of “Term Loan Interest Rate.” (b) Effect of Benchmark Transition Event. (i) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace the LIBO Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of the LIBO Rate with a Benchmark Replacement pursuant to this Section 2.18(b) will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (1) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (2) the implementation of any Benchmark Replacement, (3) the effectiveness of any Benchmark Replacement Conforming Changes and (4) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 2.18(b) including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.18(b). 77

(iv) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a LIBO Borrowing of, conversion to or continuation of LIBO Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Prime Rate Loans. During any Benchmark Unavailability Period, the component of the Prime Rate based upon the LIBO Rate will not be used in any determination of the Prime Rate. (c) Notwithstanding anything to the contrary, any amendment contemplated by Section 2.18(b) in connection with a Benchmark Transition Event or an Early Opt-in Election shall be effective as contemplated by such Section 2.18(b). SECTION 2.19. Conversion and Continuation of Loans. The Borrower shall have the right at any time, on two (2) Business Days’ prior irrevocable notice (unless the Administrative Agent notifies the Borrower in writing that three (3) Business Days’ is required) to the Administrative Agent (which notice, to be effective, must be received by the Administrative Agent not later than 1:00 p.m. on the second (or third if applicable) Business Day preceding the date of any conversion), (x) to convert any outstanding Borrowings of Loans (but in no event Swingline Loans or Term Loans) of one Type (or a portion thereof) to a Borrowing of Loans of the other Type or (y) to continue an outstanding Borrowing of LIBO Loans for an additional Interest Period, subject to the following: (a) no Borrowing of Loans may be converted into, or continued as, LIBO Loans at any time when an Event of Default has occurred and is continuing; (b) if less than a full Borrowing of Loans is converted, such conversion shall be made pro rata among the Lenders based upon their applicable Commitment Percentages in accordance with the respective principal amounts of the Loans comprising such Borrowing held by such Lenders immediately prior to such conversion; (c) the aggregate principal amount of Loans being converted into or continued as LIBO Loans shall be in an integral of $500,000 and at least $1,000,000; (d) each Lender shall effect each conversion by applying the proceeds of its new LIBO Loan or Prime Rate Loan, as the case may be, to its Loan being so converted; (e) the Interest Period with respect to a Borrowing of LIBO Loans effected by a conversion or in respect to the Borrowing of LIBO Loans being continued as LIBO Loans shall commence on the date of conversion or the expiration of the current Interest Period applicable to such continuing Borrowing, as the case may be; (f) a Borrowing of LIBO Loans may be converted only on the last day of an Interest Period applicable thereto; (g) each request for a conversion or continuation of a Borrowing of a Revolving Loan that is a LIBO Loan, or of a portion of the Term Loan that is a LIBO 78

Loan, which fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one (1) month; and (h) no more than six (6) Borrowings of LIBO Loans may be outstanding at any time. If the Borrower does not give notice to convert any Borrowing of LIBO Loans, or does not give notice to continue, or does not have the right to continue, any Borrowing as LIBO Loans, in each case as provided above, such Borrowing shall automatically be converted to a Borrowing of Prime Rate Loans at the expiration of the then-current Interest Period. The Administrative Agent shall, after it receives notice from the Borrower, promptly give each Lender notice of any conversion, in whole or part, of any Loan made by such Lender. SECTION 2.20. Mandatory Prepayment; Commitment Termination; Cash Collateral. The outstanding Obligations shall be subject to payment and mandatory prepayment as follows: (a) If at any time the amount of the Credit Extensions (excluding those made in respect of the Term Loan) exceeds the Revolving Loan Cap, the Borrower will immediately upon notice from the Administrative Agent (A) prepay the Revolving Loans in an amount necessary to eliminate such excess, and (B) if, after giving effect to the prepayment in full of all outstanding Revolving Loans such excess has not been eliminated, deposit cash into the Cash Collateral Account in an amount equal to 103% of the Letters of Credit Outstanding. (b) Except as set forth in clause (c) below, the Loans shall be repaid in accordance with the provisions of Section 2.24 hereof. (c) In the event that any of the Agents or any Loan Party shall receive Net Proceeds of any sale or other disposition of Term Loan Priority Collateral outside of the ordinary course of business, which Net Proceeds exceed in any period of twelve (12) consecutive calendar months the aggregate sum of $250,000 or any Net Proceeds from any casualty, condemnation or any similar event with respect to Term Loan Priority Collateral, unless the Agents and the Term Loan Lenders otherwise consent in writing (which consent may be withheld or conditioned in the Agents’ and the Term Loan Lenders’ sole discretion) , all amounts in excess of such aggregate sum shall be remitted to the Term Loan Agent within ten one (10 1) Business Days Day for application to the outstanding principal balance of the Term Loan in inverse order of maturity ; provided, that if any Loan Party or Subsidiary applies (or commits pursuant to a binding contractual arrangement (including pursuant to a letter of intent) to apply) such Net Proceeds (or a portion thereof) within 12 months after receipt of such Net Proceeds to reinvest such Net Proceeds in the business, including in assets of the general type used or useful in the business of the Facility Guarantor and its Subsidiaries (including in connection with an acquisition or capital expenditures), then no prepayment shall be required pursuant to this clause (c) in respect of such Net Proceeds except to the extent of any such Net Proceeds therefrom that have not been so applied by the end of the 12-month (or, if committed to be so applied within 12 months of the receipt of such Net Proceeds, 18-month) period following receipt of such Net Proceeds, at the end of which period a prepayment shall be 79 required in an amount equal to such Net Proceeds that have not been so applied. For the avoidance of doubt, (i) amounts received by any Agent that are not required to be applied to the outstanding principal balance of the Term Loan in accordance with this clause (c) shall be remitted to the Borrower or applied in accordance with Section 7.04, as applicable, and (ii) in no event will any casualty, condemnation or any similar event be deemed to be a sale or disposition for purposes of this clause (c) and in no event will insurance, condemnation or similar proceeds be subject to this clause (c) unless an Event of Default shall exist or have occurred and be continuing, in which event such Net Proceeds shall be remitted to the Term Loan Agent for application to the Term Loan as provided above . This Section 2.20(c) shall not be amended without the consent of each Term Loan Lender. (d) Subject to the provisions of Sections 2.20(a) and (b), outstanding Prime Rate Loans shall be prepaid before outstanding LIBO Loans are prepaid. Each partial prepayment of LIBO Loans shall be in an integral multiple of $500,000. No prepayment of LIBO Loans shall be permitted pursuant to this Section 2.20 other than on the last day of an Interest Period applicable thereto, unless the Borrower simultaneously reimburses the Lenders for all “Breakage Costs” (as defined in Section 2.21(c) below) associated therewith. In order to avoid such Breakage Costs, as long as no Event of Default has occurred and is continuing, at the request of the Borrower, the Administrative Agent shall hold all amounts required to be applied to LIBO Loans in the Cash Collateral Account and will apply such funds to the applicable LIBO Loans at the end of the then pending Interest Period therefor and such LIBO Loans shall continue to bear interest at the rate set forth in Section 2.10 until the amounts in the Cash Collateral Account have been so applied (provided that the foregoing shall in no way limit or restrict the Agents’ rights upon the subsequent occurrence of an Event of Default). No partial prepayment of a Borrowing of LIBO Loans shall result in the aggregate principal amount of the LIBO Loans remaining outstanding pursuant to such Borrowing being less than $1,000,000. Except as provided in Section 2.17, any prepayment of the Revolving Loans shall not permanently reduce the Revolving Loan Commitments. (e) All amounts required to be applied to all Loans hereunder (other than Swingline Loans) shall be applied ratably in accordance with each applicable Lender’s Commitment Percentage with respect thereto. (f) Upon the Termination Date, the Revolving Loan Commitments and the credit facility provided hereunder shall be terminated in full and the Borrower shall pay, in full and in cash, all outstanding Loans and all other outstanding Obligations. SECTION 2.21. Optional Prepayment of Loans; Reimbursement of Lenders. (a) The Borrower shall have the right at any time and from time to time to prepay outstanding Revolving Loans in whole or in part, (x) with respect to LIBO Loans, upon at least two (2) Business Days’ prior written, telex or facsimile notice to the Administrative Agent prior to 1:00 p.m., and (y) with respect to Prime Rate Loans, on the same Business Day if written, telex or facsimile notice is received by the Administrative Agent prior to 1:00 p.m., subject to the following limitations: 80

(i) Subject to Section 2.24, all prepayments shall be paid to the Administrative Agent for application, first, to the prepayment of outstanding Swingline Loans, second, to the prepayment of other outstanding Revolving Loans ratably in accordance with each Revolving Loan Lender’s Revolving Loan Commitment Percentage, and third, to the funding of a cash collateral deposit in the Cash Collateral Account in an amount equal to 103% of all Letter of Credit Outstandings. (ii) Subject to the foregoing, outstanding Prime Rate Loans shall be prepaid before outstanding LIBO Loans are prepaid. Each partial prepayment of LIBO Loans shall be in an integral multiple of $500,000. No prepayment of Revolving Loans that are LIBO Loans shall be permitted pursuant to this Section 2.21 other than on the last day of an Interest Period applicable thereto, unless the Borrower simultaneously reimburses the Revolving Loan Lenders for all “Breakage Costs” (as defined in Section 2.21(c) below) associated therewith. No partial prepayment of a Borrowing of Revolving Loans that are LIBO Loans shall result in the aggregate principal amount of the Revolving Loans that are LIBO Loans remaining outstanding pursuant to such Borrowing being less than $1,000,000. (iii) Each notice of prepayment shall specify the prepayment date, the principal amount and Type of the Revolving Loans to be prepaid and, in the case of Revolving Loans that are LIBO Loans, the Borrowing or Borrowings pursuant to which such Revolving Loans were made. Each notice of prepayment shall be irrevocable (provided, that, to the extent that such notice states that it is conditioned upon the consummation of any other transaction or the occurrence of any event (including an acquisition or a Change in Control), such notice may be revoked by the Borrower (by written notice to Administrative Agent on or prior to the specified effective date) if such condition is not satisfied) and shall commit the Borrower to prepay such Loan by the amount and on the date stated therein. The Administrative Agent shall, promptly after receiving notice from the Borrower hereunder, notify each Revolving Loan Lender of the principal amount and Type of the Revolving Loans held by such Revolving Loan Lender which are to be prepaid, the prepayment date and the manner of application of the prepayment. (b) Subject to Section 2.12 and the satisfaction of the Payment Conditions, the Borrower may, upon irrevocable notice from the Borrower to the Administrative Agent and the Term Loan Agent (provided, that, to the extent that such notice states that it is conditioned upon the consummation of any other transaction or the occurrence of any event (including an acquisition or a Change in Control), such notice may be revoked by the Borrower (by written notice to Administrative Agent on or prior to the specified effective date) if such condition is not satisfied), at any time or from time to time, voluntarily prepay the Term Loan in whole or in part; provided that such notice must be received by the Agent and the Term Loan Agent not later than 11:00 a.m. on the date of such prepayment of the Term Loan. Each such notice shall specify the date and amount of such prepayment. The Term Loan Agent will promptly notify each Term Loan Lender of its receipt of each such notice, and of the amount of such Term Loan Lender’s Term Loan Commitment Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment, together with all applicable fees, costs, and expenses then due, and the payment amount specified in such notice shall be due and payable on 81 the date specified therein. Each such prepayment shall be applied to the Term Loan first to the amount due on the Maturity Date and then in inverse order of the payments due pursuant to Section 2.09(b). (c) The Borrower shall reimburse each Lender on demand for any loss incurred or to be incurred by it in the reemployment of the funds released (i) resulting from any prepayment (for any reason whatsoever, including, without limitation, conversion to Prime Rate Loans or acceleration by virtue of, and after, the occurrence of an Event of Default) of any LIBO Loan required or permitted under this Agreement, if such Loan is prepaid other than on the last day of the Interest Period for such Loan or (ii) in the event that after the Borrower delivers a notice of borrowing under Section 2.04 in respect of LIBO Loans, such Loans are not made on the first day of the Interest Period specified in such notice of borrowing for any reason other than a breach by such Lender of its obligations hereunder or the delivery of any notice pursuant to Section 2.18. Such loss shall be the amount as reasonably determined by such Lender as the excess, if any, of (A) the amount of interest which would have accrued to such Lender on the amount so paid or not borrowed at a rate of interest equal to the Adjusted LIBO Rate for such Loan, for the period from the date of such payment or failure to borrow to the last day (x) in the case of a payment or refinancing with Prime Rate Loans other than on the last day of the Interest Period for such Loan, of the then current Interest Period for such Loan or (y) in the case of such failure to borrow, of the Interest Period for such Loan which would have commenced on the date of such failure to borrow, over (B) the amount of interest which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market (collectively, “Breakage Costs”). Any Lender demanding reimbursement for such loss shall deliver to the Borrower from time to time one or more certificates setting forth the amount of such loss as determined by such Lender and setting forth in reasonable detail the manner in which such amount was determined. (d) In the event the Borrower fails to prepay any Loan on the date specified in any prepayment notice delivered pursuant to Section 2.21(a), the Borrower on demand by any Lender shall pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any loss incurred by such Lender as a result of such failure to prepay, including, without limitation, any loss, cost or expenses incurred by reason of the acquisition of deposits or other funds by such Lender to fulfill deposit obligations incurred in anticipation of such prepayment. Any Lender demanding such payment shall deliver to the Borrower from time to time one or more certificates setting forth the amount of such loss as determined by such Lender and setting forth in reasonable detail the manner in which such amount was determined. (e) Whenever any partial prepayment of Loans is to be applied to LIBO Loans, such LIBO Loans shall be prepaid in the chronological order of their Interest Payment Dates. SECTION 2.22. Maintenance of Loan Account; Statements of Account. (a) The Administrative Agent shall maintain an account on its books in the name of the Borrower (the “Loan Account”) which will reflect (i) all Swingline Loans, all Revolving Loans, the Term Loan, and other advances made by the Lenders to the Borrower or 82 for the Borrower’s account, (ii) all L/C Disbursements, fees and interest that have become payable as herein set forth, and (iii) any and all other Obligations that have become payable. (b) The Loan Account will be credited with all amounts received by the Administrative Agent from the Borrower or otherwise for the Borrower’s account, including all amounts received from the Blocked Account Banks and any Concentration Account, and the amounts so credited shall be applied as set forth in Section 2.24(a). After the end of each calendar month, the Administrative Agent shall send to the Borrower a statement accounting for the charges, loans, advances and other transactions occurring among and between the Administrative Agent, the Lenders and the Borrower during that month. The monthly statements shall, absent manifest error, be final, conclusive and binding on the Borrower, unless otherwise objected to in writing by the Borrower within fifteen (15) days after receipt of the monthly statement. SECTION 2.23. Cash Receipts. (a) Annexed hereto as Schedule 2.23(a) is a list of all present DDAs, which Schedule includes, with respect to each depository (i) the name and address of that depository; (ii) the account number(s) maintained with such depository; and (iii) to the extent known, a contact person at such depository. (b) Annexed hereto as Schedule 2.23(b) is a list describing all arrangements to which the Borrower is a party with respect to the payment to the Borrower of the proceeds of all credit card charges for sales by the Borrower. (c) The Borrower shall (i) at the request of the Administrative Agent, at any time after the occurrence and during the continuance of a Cash Dominion Event, deliver to the Administrative Agent notifications executed on behalf of the Borrower to each depository institution with which any DDA is maintained in form satisfactory to the Administrative Agent, of the Administrative Agent’s interest in such DDA (each, a “DDA Notification”), and (ii) to the extent not previously delivered, deliver to the Administrative Agent on the Third Amendment Effective Date notifications to each of the Borrower’s credit card clearinghouses and processors of notice in form satisfactory to the Administrative Agent, (each, a “Credit Card Notification”), and (iii) to the extent not previously delivered, within ninety (90) days after the Third Amendment Effective Date, enter into agency agreements with the banks maintaining the deposit accounts identified on Schedule 2.23(c) (collectively, the “Blocked Accounts”), which agreements (the “Blocked Account Agreements”) shall be in form and substance satisfactory to the Administrative Agent. The DDA Notifications, Credit Card Notifications and Blocked Account Agreements shall require, after the occurrence and during the continuance of a Cash Dominion Event, the sweep on each Business Day of all available cash receipts from the sale of Inventory and other assets, all collections of Accounts, all Net Proceeds, and all other cash payments received by the Borrower from any Person or from any source or on account of any sale or other transaction or event ( including any Net Proceeds from any casualty, condemnation or any similar event with respect to Revolving Priority Collateral; provided, that anything herein to the contrary notwithstanding, any such amounts arising from any casualty, condemnation or any similar event shall be remitted to the Administrative Agent within one (1) Business Day for application to the outstanding principal balance of the Revolving Loans )( all such cash receipts 83 and collections, “Cash Receipts”), to a concentration account maintained by the Borrower at Wells Fargo or with another Lender reasonably satisfactory to the Administrative Agent with whom a Blocked Account Agreement has been executed (the “Concentration Account”). In that regard, after the occurrence and during the continuance of a Cash Dominion Event, the Borrower shall cause the ACH or wire transfer to a Blocked Account or to the Concentration Account maintained at Wells Fargo, no less frequently than daily (and whether or not there is then an outstanding balance in the Loan Account) of (A) the then contents of each DDA, each such transfer to be net of any minimum balance, not to exceed $5,000, as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained; and (B) the proceeds of all credit card charges not otherwise provided for pursuant hereto. Further, after the occurrence and during the continuance of a Cash Dominion Event, whether or not any Obligations are then outstanding, the Borrower shall cause the ACH or wire transfer to the Concentration Account maintained at Wells Fargo, no less frequently than daily, of the then entire ledger balance of each Blocked Account and other Concentration Account, net of such minimum balance, not to exceed $5,000, as may be required to be maintained in the subject Blocked Account or Concentration Account by the bank at which such Blocked Account or Concentration Account is maintained. In the event that, notwithstanding the provisions of this Section 2.23, after the occurrence and during the continuance of a Cash Dominion Event, the Borrower receives or otherwise has dominion and control of any such proceeds or collections, such proceeds and collections shall be held in trust by the Borrower for the Administrative Agent and shall not be commingled with any of the Borrower’s other funds or deposited in any account of the Borrower and shall, within one (1) Business Day after receipt, either be deposited into a Blocked Account or the Concentration Account maintained at Wells Fargo, or dealt with in such other fashion as the Borrower may be instructed by the Administrative Agent. For purposes of clarity, until a Cash Dominion Event has occurred and has not been discontinued, the Borrower shall have full control and dominion over, and may use, any and all cash and Cash Receipts as the Borrower may determine in its sole discretion and shall not be required to deposit or transfer, or cause to be deposited or transferred, any cash or Cash Receipts into a Concentration Account. (d) The Borrower shall accurately report to the Administrative Agent all amounts deposited in the Blocked Accounts and Concentration Accounts to ensure the proper transfer of funds as set forth above. If at any time after the occurrence and during the continuance of a Cash Dominion Event, any cash or cash equivalents owned by the Borrower are deposited to any account, or held or invested in any manner, otherwise than in a Blocked Account or Concentration Account that is subject to a Blocked Account Agreement, the Administrative Agent shall require the Borrower to close such account and have all funds therein transferred to an account maintained by the Administrative Agent at Wells Fargo and all future deposits made to a Blocked Account or Concentration Account which is subject to a Blocked Account Agreement. (e) The Borrower may close DDAs upon prior written notice to the Administrative Agent and may open new DDAs by providing the Administrative Agent written notice thereof, together with, at the request of the Administrative Agent, at any time after the occurrence and during the continuance of a Cash Dominion Event, a copy of the appropriate DDA Notification for the new depository consistent with the provisions of this Section 2.23 and otherwise satisfactory to the Administrative Agent. The Borrower may close a Blocked Account or Concentration Account (other than the Concentration Account maintained with Wells Fargo) 84 upon prior written notice to the Administrative Agent, together with written confirmation that the funds in the closed Blocked Account or Concentration Account have been, or are then being, transferred to another Blocked Account or another Concentration Account and may open new Blocked Accounts or Concentration Accounts by providing the Administrative Agent written notice thereof, together with a Blocked Account Agreement with the new depository consistent with the provisions of this Section 2.23 and otherwise satisfactory to the Administrative Agent. (f) The Borrower may also maintain with the Administrative Agent at Wells Fargo one or more disbursement accounts (the “Wells Fargo Disbursement Accounts”) to be used by the Borrower for disbursements and payments (including payroll) in the ordinary course of business or as otherwise permitted hereunder. The only Disbursement Accounts as of the Fourth Amendment Effective Date are those described in Schedule 2.23(f). (g) The Concentration Account maintained at Wells Fargo is, and shall remain, under the sole dominion and control of the Collateral Agent. The Borrower acknowledges and agrees that (i) the Borrower has no right of withdrawal from such Concentration Account, (ii) the funds on deposit in each Concentration Account shall continue to be collateral security for all of the Obligations and (iii) the funds on deposit in the Concentration Accounts shall be applied as provided in Section 2.24(a). (h) No Loan Party shall deposit, or cause to be deposited, any funds into the Term Loan Priority Account other than proceeds of the Term Loan Priority Collateral. SECTION 2.24. Application of Payments. (a) As long as the Obligations have not been accelerated and no Liquidation has commenced, all amounts received by the Administrative Agent from any source, including the Blocked Account Banks and the Concentration Accounts, and all prepayments made by the Borrower shall be applied in the following order: first, to pay interest due and payable on Credit Extensions (excluding those made in respect of the Term Loan) and to pay fees and expense reimbursements, indemnification, and Credit Party Expenses then due and payable to the Administrative Agent, the Arrangers, the Issuing Bank, the Collateral Agent, and the Lenders other than the Term Loan Lenders (other than fees, expenses and indemnifications relating to Obligations described in clause SIXTH of this Section 2.24(a)); second to repay outstanding Swingline Loans; third, to repay other outstanding Revolving Loans that are Prime Rate Loans and all outstanding reimbursement obligations under Letters of Credit; fourth, to repay outstanding Revolving Loans that are LIBO Loans and all Breakage Costs due in respect of such repayment pursuant to Section 2.21(c) or, at the Borrower’s option (if no Event of Default has occurred and is then continuing), to fund a cash collateral deposit to the Cash Collateral Account sufficient to pay, and with direction to pay, all such outstanding LIBO Loans on the last day of the then-pending Interest Period therefor; fifth if an Event of Default then exists, to fund a cash collateral deposit in the Cash Collateral Account in an amount equal to 103% of all Letter of Credit Outstandings; sixth, to pay all other Obligations that are then outstanding and then due and payable, including without limitation, all Obligations arising out of any Cash Management Services and Bank Products which are then due and payable; seventh, to pay interest due and payable on the Term Loan and to pay fees and expense reimbursements, indemnification, and Credit Party Expenses then due and payable to the Term Loan Agent; and eighth, to repay the 85 outstanding principal balance and other Obligations in respect of the Term Loan. If all Obligations then due and owing are paid and Letters of Credit Outstandings cash collateralized, any excess amounts shall be deposited in a separate cash collateral account, and as long as no Event of Default then exists, shall be released to the Borrower upon the request of the Borrower and utilized by the Borrower prior to any further Revolving Loans being made. Any other amounts received by the Administrative Agent, the Issuing Bank, the Collateral Agent, or any Lender as contemplated by Sections 2.17, 2.20, 2.21 and 2.23 shall also be applied in the order set forth above in this Section 2.24. (b) All credits against the Obligations shall be conditioned upon final payment to the Administrative Agent of the items giving rise to such credits. If any item credited to the Loan Account is dishonored or returned unpaid for any reason, whether or not such return is rightful or timely, the Administrative Agent shall have the right to reverse such credit and charge the amount of such item to the Loan Account and the Borrower shall indemnify the Administrative Agent, the Collateral Agent, the Term Loan Agent, the Issuing Bank and the Lenders against all claims and losses resulting from such dishonor or return. SECTION 2.25. Increased Costs. (a) If any (x) Change in Law, or (y) compliance by any Lender or Issuing Bank with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority (including Regulation D of the FRB), shall: (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any holding company of any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition (not including, for the avoidance of doubt, any condition with respect to Taxes, which shall only give rise to additional payments to the extent provided by Section 2.28) affecting this Agreement or LIBO Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBO Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then such Lender shall promptly notify the Borrower thereof, and the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered , together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Prime Rate Loans hereunder . 86

(b) If any Lender or the Issuing Bank reasonably determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy or liquidity), then such Lender shall promptly notify the Borrower thereof, and from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered. (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and setting forth in reasonable detail the manner in which such amount or amounts were determined shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation so long as such Lender or the Issuing Bank, as applicable, has complied with the provisions of this Section 2.25. SECTION 2.26. Change in Legality. (a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, but subject to Section 2.18, if (x) any Change in Law shall make it unlawful for a Lender to make or maintain a LIBO Loan or to give effect to its obligations as contemplated hereby with respect to a LIBO Loan or (y) at any time any Lender reasonably determines that the making or continuance of any of its LIBO Loans has become impracticable as a result of a contingency occurring after the date hereof which adversely affects the London interbank market or the position of such Lender in the London interbank market, then, by written notice to the Borrower, such Lender may (i) declare that LIBO Loans will not thereafter be made by such Lender hereunder, whereupon any request by the Borrower for a LIBO Borrowing shall, as to such Lender only, be deemed a request for a Prime Rate Loan unless such declaration shall be subsequently withdrawn; and (ii) require that all outstanding LIBO Loans made by it be converted to Prime Rate Loans, in which event all such LIBO Loans shall be automatically converted to Prime Rate Loans as of the effective date of such notice as provided in paragraph (b) below. In the event any Lender shall exercise its rights under clause (i) or (ii) of this paragraph (a), all payments and prepayments of principal which would otherwise have been applied to repay the LIBO Loans that would have been made by such Lender or the converted LIBO Loans of such Lender shall instead be applied to repay the Prime Rate Loans made by such Lender in lieu of, or resulting from the conversion of, such LIBO Loans. 87

(b) For purposes of this Section 2.26, a notice to the Borrower by any Lender pursuant to paragraph (a) above shall be effective, if any LIBO Loans shall then be outstanding, on the last day of the then-current Interest Period or such earlier date as may be legally required; and otherwise such notice shall be effective on the date of receipt by the Borrower. SECTION 2.27. Payments; Sharing of Setoff. (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of drawings under Letters of Credit, or of amounts payable under Sections 2.21(c), 2.25 or 2.28, or otherwise) prior to 12:00 p.m. on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at One Boston Place, 19 th Floor, Boston, Massachusetts 02108, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.21(c), 2.25, 2.28 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, except with respect to LIBO Borrowings, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars. (b) All funds received by and available to the Administrative Agent to pay principal, unreimbursed drawings under Letters of Credit, interest and fees then due hereunder, shall be applied in accordance with the provisions of Section 2.24(a) or 7.03 hereof, as applicable, ratably among the parties entitled thereto in accordance with the amounts of principal, unreimbursed drawings under Letters of Credit, interest, and fees then due to such respective parties. (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in drawings under Letters of Credit or Swingline Loans resulting in such Lender’s receiving payment of a greater proportion of the aggregate amount of its Loans and participations in drawings under Letters of Credit and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in drawings under Letters of Credit and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in drawings under Letters of Credit and Swingline Loans, provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to 88 apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in drawings under Letters of Credit to any assignee or participant, other than to the Borrower or any Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. SECTION 2.28. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes, provided that if the Borrower shall be required to deduct any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions for Indemnified Taxes (including deductions for Indemnified Taxes applicable to additional sums payable under this Section) the Agents, such Lender or the Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law. (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law. (c) The Borrower shall indemnify the Agents, each Lender and the Issuing Bank, within ten (10) Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Agents, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto. A certificate 89 as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of an Agent, a Lender or the Issuing Bank setting forth in reasonable detail the manner in which such amount was determined, shall be conclusive absent manifest error. (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Any Foreign Lender that is entitled to an exemption from or reduction in U.S. Federal withholding tax shall deliver to the Borrower and the Administrative Agent two copies of either United States Internal Revenue Service Form W-8BEN or Form W-8ECI, or any subsequent versions thereof or successors thereto, or, in the case of a Foreign Lender claiming exemption from in U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a (i) Form W-8BEN, or any subsequent versions thereof or successors thereto and (ii) a certificate representing that such Foreign Lender is not (A) a bank for purposes of Section 881(c) of the Code, (B) is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and (C) is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Foreign Lender claiming, as applicable, complete exemption from or reduced rate of, U.S. Federal withholding Tax on payments by the Borrower under this Agreement and the other Loan Documents, or in the case of a Foreign Lender claiming exemption for “portfolio interest” certifying that it is not a foreign corporation, partnership, estate or trust. Such forms shall be delivered by each Foreign Lender on or before the date it becomes a party to this Agreement (or, in the case of a transferee that is a participation holder, on or before the date such participation holder becomes a transferee hereunder) and on or before the date, if any, such Foreign Lender changes its applicable lending office by designating a different lending office (a “New Lending Office”). In addition, each Foreign Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender. Notwithstanding any other provision of this Section 2.28(e), a Foreign Lender shall not be required to deliver any form pursuant to this Section 2.28(e) that such Foreign Lender is not legally able to deliver. (f) Upon the request of the Borrower, any Lender that is not a Foreign Lender shall deliver to the Borrower two copies of United States Internal Revenue Service Form W-9 or any subsequent versions thereof or successors thereto, properly completed and duly executed. If any Lender fails to deliver Form W-9 or any subsequent versions thereof or successors thereto as required herein, then the Borrower may withhold from any payment to such party an amount equivalent to the applicable backup withholding Tax imposed by the Code, without reduction. (g) The Borrower shall not be required to indemnify any Lender or to pay any additional amounts to any Lender in respect of U.S. Federal withholding tax pursuant to paragraph (a) or (c) above to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with the provisions of paragraphs (e) or (f) above. Should a Lender become subject to Taxes because of its failure to deliver a form 90 required hereunder, the Borrower shall, at such Lender’s expense, take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes. (h) Each of the Lenders agrees that upon the occurrence of any circumstances entitling such party to indemnification or additional amounts pursuant to Section 2.28(a) or (c), such party shall use reasonable efforts to take any action (including designating a new lending office and signing any prescribed forms or other documentation appropriate in the circumstances) if such action would reduce or eliminate any Tax (including penalties or interest, as applicable) with respect to which such indemnification or additional amounts may thereafter accrue. (i) If any Lender reasonably determines that it has actually and finally realized, by reason of a refund, deduction or credit of any Taxes paid or reimbursed by the Borrower pursuant to subsection (a) or (c) above in respect of payments under the Loan Documents, a current monetary benefit that it would otherwise not have obtained and that would result in the total payments under this Section 2.28 exceeding the amount needed to make such Lender whole, such Lender shall pay to the Borrower, with reasonable promptness following the date upon which it actually realizes such benefit, an amount equal to the lesser of the amount of such benefit or the amount of such excess, in each case net of all out-of-pocket expenses incurred in securing such refund, deduction or credit. (j) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower or the Administrative Agent to comply with its obligations under FATCA, to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (j), “FATCA” shall include any amendments made to FATCA after the Third Amendment Effective Date. SECTION 2.29. Security Interests in Collateral. To secure their Obligations under this Agreement and the other Loan Documents, pursuant to the Existing Credit Agreement, the Loan Parties have granted to the Collateral Agent, for its benefit and the ratable benefit of the other Credit Parties, a perfected first-priority security interest in all of the Collateral and the Real Estate Collateral pursuant to the Security Documents. The Loan Parties hereby ratify and confirm the security interest granted pursuant to the Security Documents. SECTION 2.30. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.25, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.28, then such Lender shall use reasonable 91 efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.25 or 2.28, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment; provided, however, that the Borrower shall not be liable for such costs and expenses of a Lender requesting compensation if (i) such Lender becomes a party to this Agreement on a date after the Fourth Amendment Effective Date and (ii) the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto. (b) If any Lender requests compensation under Section 2.25, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.28, or if any Lender is a Delinquent Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment or to an Eligible Assignee), provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, the Issuing Bank and Swingline Lender, which consent shall not unrea- sonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in unreimbursed drawings under Letters of Credit and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.25 or payments required to be made pursuant to Section 2.28, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. ARTICLE III Representations and Warranties Each Loan Party represents and warrants to the Agents and the Lenders that: SECTION 3.01. Organization; Powers. Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every juris- diction where such qualification is required. 92

SECTION 3.02. Authorization; Enforceability. The transactions contemplated hereby and by the other Loan Documents to be entered into by each Loan Party are within such Loan Party’s corporate, limited partnership, limited liability company and other powers and have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by each Loan Party that is a party hereto and constitutes, and each other Loan Document to which any Loan Party is a party, when executed and delivered by such Loan Party will constitute, a legal, valid and binding obligation of such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3.03. Governmental Approvals; No Conflicts. The transactions to be entered into contemplated by the Loan Documents (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as have been obtained or made and are in full force and effect and except filings and recordings necessary to perfect Liens created under the Loan Documents, (b) will not violate any Applicable Law or the Organizational Documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens created under the Loan Documents. SECTION 3.04. Financial Condition. On or before the Fourth Fifth Amendment Effective Date, the Parent has furnished to the Lenders the Consolidated balance sheet, and statements of income, stockholders’ equity, and cash flows for the Parent and its Subsidiaries as of and for the Fiscal Year ending ended February 32, 2018 2019 and as of and for the fiscal quarters ending May 32, 2018 2019 , August 4, 2018 and November 3, 2018 2019 and November 2, 2019 , in each case certified by a Financial Officer of the Borrower. Such financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Parent and its Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes. Except as disclosed in Schedule 3.04 or otherwise known to the Agents as of the Fifth Amendment Effective Date , since February 31, 2018 2020 , there have been no changes in the assets, liabilities, financial condition, business or prospects of the Parent and its Subsidiaries other than changes in the ordinary course of business or, solely during the Forbearance Period, as a result of concerns with respect to the COVID-19 coronavirus pandemic in process as of the Fifth Amendment Effective Date . SECTION 3.05. Properties. (a) Except as disclosed in Schedules 3.05(c)(i) and 3.05(c)(ii), each Loan Party has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for defects which could not reasonably be expected to have a Material Adverse Effect. (b) Each Loan Party owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and, to the best of each 93

Loan Party’s knowledge, the use thereof by the Loan Parties does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. (c) Schedule 3.05(c)(i) sets forth the address (including county) of all Real Estate that is owned by the Loan Parties, together with a list of the holders of any mortgage or other Lien thereon as of the Fourth Fifth Amendment Effective Date. Schedule 3.05(c)(ii) sets forth the address (including county) of all Leases of the Loan Parties, together with a list of the holders of any mortgage or other Lien on the Borrower’s interest in such Lease as of the Fourth Amendment Effective Date. Each of such Leases is in full force and effect, and the Loan Parties are not in default of the terms thereof, except for any such defaults that, individually or in the aggregate, could not reasonably be expected to result in liability in excess of $1,000,000. SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting any Loan Party (i) that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, or (ii) that involve any of the Loan Documents. (b) Except for the matters set forth on Schedule 3.06 and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, to the knowledge of the Borrower, no Loan Party (i) has failed to comply in all material respects with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability. (c) Since the date of this Agreement, there has been no change in the status of the matters set forth on Schedule 3.06 that, individually or in the aggregate, has resulted in, or could reasonably be expected to result in, a Material Adverse Effect. SECTION 3.07. Compliance with Laws and Agreements. Each Loan Party is in compliance with all Applicable Law and all indentures, material agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing. SECTION 3.08. Investment and Holding Company Status. No Loan Party is (a) an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a “holding company” as defined in, or subject to regulation under, the Public Utility Holding Company Act of 2005. SECTION 3.09. Taxes. Each Loan Party has timely filed, or caused to be filed, all federal and state Tax returns and reports required to have been filed and has paid, or caused to be paid, all Taxes required to have been paid by it, except (a) Taxes that are being contested in good 94 faith by appropriate proceedings, for which such Loan Party has set aside on its books adequate reserves, and as to which no Lien has been filed, or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. The Loan Parties do not intend to treat any of the transactions contemplated by the Loan Documents as being a “reportable transaction” within the meaning of 26 CFR 1.6011-4. Neither any Loan Party nor any of its Subsidiaries is party to any tax sharing agreement other than the Tax Agreement. SECTION 3.10. ERISA. To the knowledge of the Borrower, no ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. SECTION 3.11. Disclosure. The Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any Loan Party is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of any of the reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. SECTION 3.12. Subsidiaries. (a) Schedule 3.12 sets forth the name of, and the ownership interest of each Loan Party in each Subsidiary as of the Fourth Amendment Effective Date. There is no other capital stock or ownership interest of any class outstanding as of the Fourth Amendment Effective Date. The Loan Parties are not party to any joint venture, general or limited partnership, or limited liability company, agreements or any other business ventures or entities as of the Fourth Amendment Effective Date. (b) The Parent and its Subsidiaries have received the consideration for which the capital stock and other ownership interests was authorized to be issued and have otherwise complied in all material respects with all legal requirements relating to the authorization and issuance of shares of stock and other ownership interests, and all such shares and ownership interests are validly issued, fully paid, and non-assessable. SECTION 3.13. Insurance. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of the Loan Parties and their Subsidiaries as of the Fourth Amendment Effective Date. Each of such policies is in full force and effect. All premiums in respect of such insurance that are due and payable have been paid. SECTION 3.14. Labor Matters. There are no strikes, lockouts or slowdowns against any Loan Party pending or, to the knowledge of the Borrower, threatened. The hours worked by and payments made to employees of the Loan Parties have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such 95 matters to the extent that any such violation could reasonably be expected to have a Material Adverse Effect. All payments due from any Loan Party, or for which any claim may be made against any Loan Party, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such member, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The consummation of the transactions contemplated by the Loan Documents will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Loan Party is bound. SECTION 3.15. Security Documents. (a) The Security Documents create in favor of the Collateral Agent, for the ratable benefit of the Credit Parties, a legal, valid and enforceable security interest in the Collateral, and the Security Documents constitute the creation of a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Loan Parties thereunder in such Collateral, in each case prior and superior in right to any other Person (other than Permitted Encumbrances having priority under Applicable Law). (b) Upon execution thereof, the Mortgages shall create in favor of the Collateral Agent, for the ratable benefit of the Credit Parties, a legal, valid and enforceable security interest in the Real Estate Collateral, the enforceability of which is subject to applicable Debtor Relief Laws. Upon the filing or recording of the Mortgages with the appropriate Governmental Authorities, the Collateral Agent will have a perfected Lien on, and security interest in, to and under all right, title and interest of the grantors thereunder in all Mortgaged Property that may be perfected by such filing (including without limitation the proceeds of such Mortgaged Property), in each case prior and superior in right to any other Person (other than Permitted Encumbrances having priority under Applicable Law). SECTION 3.16. Federal Reserve Regulations. (a) No Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to buy or carry Margin Stock or to extend credit to others for the purpose of buying or carrying Margin Stock or to refund indebtedness originally incurred for such purpose or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the FRB, including Regulation T, U or X. Neither any Loan Party nor any of its Subsidiaries expects to acquire any Margin Stock. SECTION 3.17. Solvency. To the best of the knowledge of each of the Loan Parties, on the Fourth Amendment Effective Date and after giving effect to each Credit Extension hereunder, the Borrower and each other Loan Party is, and will be, Solvent ; provided that the foregoing representation and warranty shall not be required to be made or deemed made during the Forbearance Period . No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated 96 by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Loan Party. SECTION 3.18. OFAC; Anti-Corruption Laws; Anti-Money Laundering Laws. No Loan Party nor any of its Subsidiaries is in violation of any Sanctions. No Loan Party nor any of its Subsidiaries nor, to the knowledge of such Loan Party, any director, officer, employee, agent or Affiliate of such Loan Party or such Subsidiary (a) is a Sanctioned Person or a Sanctioned Entity, (b) has any assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. Each of the Loan Parties and its Subsidiaries has implemented and maintains in effect policies and procedures designed to promote and achieve compliance by the Loan Parties and their Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries, and to the knowledge of each such Loan Party, each director, officer, employee, agent and Affiliate of each such Loan Party and each such Subsidiary, is in compliance with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. No proceeds of any loan made or Letter of Credit issued hereunder will be used to fund, directly or indirectly, any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity, or otherwise used in any manner that would result in a violation of any applicable Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws by any Person (including any Credit Party or other individual or entity participating in any transaction). SECTION 3.19. Swap Obligations. On each date that any agreement or instrument giving rise to and Swap Obligation is executed by any Provider, each Loan Party satisfies all eligibility, suitability and other requirements under the Commodity Exchange Act and the Commodity Futures Trading Commission regulations. ARTICLE IV Conditions SECTION 4.01. Effective Date. The effectiveness of this Agreement was subject as of the Effective Date to the following conditions precedent: (a) The Administrative Agent and the Collateral Agent (or their counsel) shall have received from each party hereto either (i) a counterpart of this Agreement and all other Loan Documents (or ratifications thereof) (including, without limitation, the Security Documents) signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent and the Collateral Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and all other Loan Documents (or ratifications thereof). (b) The Administrative Agent and the Collateral Agent shall have received a favorable written opinion (addressed to each Agent and the Lenders and dated the Effective Date) of McAfee & Taft A Professional Corporation, counsel for the Loan Parties, and such local counsel of the Loan Parties, as applicable, substantially in the form of Exhibit C, and covering such other matters relating to the Loan Parties, the Loan 97

Documents or the transactions contemplated thereby as the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion. (c) The Administrative Agent and the Collateral Agent shall have received such documents and certificates as the Administrative Agent and the Collateral Agent or their counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated by the Loan Documents and any other legal matters relating to the Loan Parties, the Loan Documents or the transactions contemplated thereby, all in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent and their counsel. (d) After giving effect to the transactions contemplated hereby, Excess Availability on the Effective Date shall be not less than $150,000,000. The Administrative Agent and the Collateral Agent shall have received a Borrowing Base Certificate dated the Effective Date, relating to the Fiscal Month ended on August 30, 2014, and executed by a financial officer of the Borrower. (e) The Administrative Agent and the Collateral Agent shall have received a certificate, reasonably satisfactory in form and substance to the Agents, (i) with respect to the Solvency of the Loan Parties as of the Effective Date, and (ii) certifying that, as of the Effective Date, the representations and warranties made by the Loan Parties in the Loan Documents and otherwise are true and complete and that no Default or Event of Default exists. (f) All necessary consents and approvals to the transactions contemplated hereby shall have been obtained and shall be satisfactory to the Agents. (g) The Administrative Agent and the Collateral Agent shall be reasonably satisfied that any financial statements delivered to them fairly present the business and financial condition of the Parent and its Subsidiaries, and that there has been no material adverse change in the assets, business, financial condition, income or prospects of the Parent and its Subsidiaries since the date of the most recent financial information delivered to the Agents. (h) The Administrative Agent shall have received and be satisfied with such diligence and other information (financial or otherwise) reasonably requested by the Administrative Agent. (i) There shall not be pending any litigation or other proceeding, the result of which could reasonably be expected to have a Material Adverse Effect. (j) There shall not have occurred any default of any material contract or agreement of any Loan Party which could reasonably be expected to have a Material Adverse Effect. (k) The Collateral Agent shall have received results of searches or other evidence reasonably satisfactory to the Collateral Agent (in each case dated as of a date 98 reasonably satisfactory to the Collateral Agent) indicating the absence of Liens on the assets of the Loan Parties, except for Permitted Encumbrances and Liens for which termination statements and releases reasonably satisfactory to the Collateral Agent are being tendered concurrently with such extension of credit. (l) The Collateral Agent shall have received (i) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the first priority Liens intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Collateral Agent, and (ii) the Credit Card Notifications and Blocked Account Agreements to the extent required pursuant to Section 2.23(c) hereof. (m) The Collateral Agent shall have received, and be reasonably satisfied with, evidence of the Loan Parties’ insurance, together with such endorsements as are required by the Loan Documents. (n) All fees due at or immediately after the Effective Date and all costs and expenses incurred by the Administrative Agent and the Collateral Agent in connection with the establishment of the credit facility contemplated hereby (including the fees and expenses of counsel to the Agents) shall have been paid in full. (o) The consummation of the transactions contemplated hereby shall not (a) violate any Applicable Law or (b) conflict with, or result in a default or event of default under, any material agreement of any Loan Party. No event shall exist which is, or solely with the passage of time, the giving of notice or both, would be a default under any material agreement of any Loan Party. (p) No material changes in governmental regulations or policies affecting the Loan Parties, the Agents, the Arrangers or any Lender involved in this transaction shall have occurred prior to the Effective Date. (q) There shall have been delivered to the Administrative Agent such additional instruments and documents as the Administrative Agent and the Collateral Agent or counsel to the Administrative Agent and the Collateral Agent reasonably may require or request. The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. SECTION 4.02. Conditions Precedent to Each Revolving Loan and Each Letter of Credit. In addition to those conditions described in Section 4.01, the obligation of the Revolving Loan Lenders to make each Revolving Loan and of the Issuing Bank to issue , renew or extend each Letter of Credit, is subject to the following conditions precedent: (a) Notice. The Administrative Agent shall have received a notice with respect to such Borrowing or issuance, as the case may be, as required by Article II. 99

(b) Representations and Warranties. All representations and warranties contained in this Agreement and the other Loan Documents or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects on and as of the date of each Borrowing or the issuance of each Letter of Credit hereunder with the same effect as if made on and as of such date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects (without the deletion of such materiality qualification) and (iii) for purposes of this Section 4.02, the representations and warranties contained in Section 3.04 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a), (b) or (c), as applicable, of Section 5.01. (c) No Default. On the date of each Borrowing hereunder and the issuance of each Letter of Credit, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing. (d) Borrowing Base Certificate. The Administrative Agent and Term Loan Agent shall have received the timely delivery of the most recently required Borrowing Base Certificate, with each such Borrowing Base Certificate including schedules as required by the Administrative Agent and Term Loan Agent. Each request by the Borrower for a Credit Extension shall be deemed to be a representation and warranty by the Borrower that the conditions specified in Sections 4.02(b) and (c) have been satisfied on and as of the date of the applicable Credit Extension and that after giving effect to such Credit Extension the Borrower shall continue to be in compliance with the Revolving Loan Borrowing Base and the Term Loan Borrowing Base. The conditions set forth in this Section 4.02 are for the sole benefit of the Credit Parties but until the Required Lenders otherwise direct the Administrative Agent to cease making Revolving Loans and the Issuing Bank to cease issuing Letters of Credit, the Revolving Loan Lenders will fund their Commitment Percentage of all Revolving Loans and participate in all Swing Line Loans and Letters of Credit whenever made or issued, which are requested by the Borrower and which, notwithstanding the failure of the Loan Parties to comply with the provisions of this Article IV, are agreed to by the Administrative Agent, provided, however, the making of any such Loans or the issuance of any Letters of Credit shall not be deemed a modification or waiver by any Credit Party of the provisions of this Article IV on any future occasion or a waiver of any rights or the Credit Parties as a result of any such failure to comply. Notwithstanding the immediately preceding sentence, other than in connection with (i) Permitted Overadvances and (ii) a Conforming DIP, the Administrative Agent and the Lenders will not waive any condition in this Section 4.02 or make any Credit Extension if such Persons have actual knowledge that the Loan Parties would breach Section 6.11 after giving effect to the applicable extension of credit. The immediately preceding sentence shall not be amended without the consent of each Term Loan Lender. 100

ARTICLE V Affirmative Covenants Until (i) the Commitments have expired or been terminated, and (ii) the principal of and interest on each Loan and all fees and other Obligations payable hereunder shall have been paid in full, and (iii) all Letters of Credit shall have expired or terminated or been collateralized, to the extent of 103% of the then Letter of Credit Outstandings, by cash or a letter of credit issued by a financial institution and on terms reasonably satisfactory to the Administrative Agent, and (iv) all L/C Disbursements shall have been reimbursed payment in full of the Obligations , each Loan Party covenants and agrees with the Agents and the Lenders that: SECTION 5.01. Financial Statements and Other Information. The Borrower will furnish to the Agents: (a) within ninety (90) days (or, solely with respect to the Fiscal Year ended February 1, 2020, one hundred eighty (180) days) after the end of each Fiscal Year of the Parent, its Consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all audited and reported on by Deloitte & Touche or another independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without a qualification or exception as to the scope of such audit) to the effect that such Consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Parent and its Subsidiaries on a Consolidated basis in accordance with GAAP consistently applied; (b) within forty-five (45) days after the end of each fiscal quarter of the Parent, its Consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows, as of the end of and for such fiscal quarter and the elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year and the figures as set forth in the projections delivered pursuant to Section 5.01(e) hereof, all certified by one of its Responsible Officers as presenting in all material respects the financial condition and results of operations of the Parent and its Subsidiaries on a Consolidated basis in accordance with GAAP consistently applied, subject to normal year end audit adjustments and the absence of footnotes; (c) within thirty (30) days after the end of each Fiscal Month of the Parent, its Consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows, as of the end of and for such Fiscal Month and the elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year and the figures as set forth in the projections delivered pursuant to Section 5.01(e) hereof, all certified by one of its Responsible Officers as presenting in all material respects the financial condition and results of operations of the Parent and its Subsidiaries on a Consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; 101

(d) concurrently with any delivery of financial statements under clause (a), (b), or (c) above, a certificate of a Responsible Officer of the Borrower in the form of Exhibit D (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, and (ii) setting forth reasonably detailed calculations (A) with respect to the Average Daily Excess Availability for such period, and (B) demonstrating compliance with Section 6.11, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Parent’s audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; (e) (i) within forty-five (45) days after the commencement of each Fiscal Year of the Parent, a preliminary detailed Consolidated budget by Fiscal Quarter for such Fiscal Year (including a projected Consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such Fiscal Year), (ii) within seventy-five (75) days after the commencement of each Fiscal Year of the Parent, a final detailed Consolidated budget by Fiscal Quarter for such Fiscal Year (including a projected Consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such Fiscal Year), and (iii) promptly when available, any significant revisions of such budgets ;, and (iv) prior to the earliest to occur of (x) the end of the period covered by the Budget most recently delivered to the Agents in accordance with the terms hereof, (y) April 24, 2020, and (z) the end of the Suspension Period, an updated Budget including such details as the Agents may reasonably request, such Budget to be in form and substance satisfactory to the Agents in their exclusive discretion; (f) on the fifth day after the end of each Fiscal Month Wednesday of each week (or, if Wednesday is not a Business Day, on the next succeeding Business Day) , a certificate in the form of Exhibit E (a “Borrowing Base Certificate”) showing the Borrowing Base as of the close of business on the last day of the immediately preceding Fiscal Month Saturday , each Borrowing Base Certificate to be certified as complete and correct on behalf of the Borrower by a Responsible Officer of the Borrower; provided that at any time that an Accelerated Borrowing Base Delivery Event has occurred and is continuing upon the Administrative Agent’s request, on each Business Day , such Borrowing Base Certificate shall be provided weekly on Wednesday of each week (or, if Wednesday is not a Business Day, on the next succeeding Business Day) showing the Borrowing Base as of the close of business on the immediately preceding Saturday; updated to provide a roll-forward of Inventory contained therein; (g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed in final form by any Loan Party with the Securities and Exchange Commission (including, without limitation, Forms 10-K and 10-Q but excluding any registration statement on Form S-8 or its equivalent), or any Governmental Authority succeeding to any or all of the functions of said Commission, as the case may be; provided that the information required to be delivered pursuant to this paragraph shall be deemed to have been delivered on the date 102 on which the Borrower provides notice to the Agents that such information has been posted on the Internet and is accessible by the Agents without charge; (h) notice of the incurrence of any Material Indebtedness permitted hereunder, reasonably promptly after the incurrence thereof; (i) promptly after the Administrative Agent’s or any Lender’s request therefor, (i) confirmation of the accuracy of the information set forth in the most recent Certificate of Beneficial Ownership Certification for the Borrower provided to the Administrative Agent and the Lenders; (ii) a new Certificate of Beneficial Ownership Certification for the Borrower, in form and substance acceptable to the Administrative Agent, when the individual(s) to be identified as a Beneficial Owner beneficial owner have changed; and (iii) such information as requested pursuant to Section 9.15 hereof; (j) the financial and collateral reports described on Schedule 5.01(i) hereto, at the times set forth in such Schedule; (k) notice of any intended Permitted Acquisition, at least ten (10) Business Days prior to the intended date of the consummation thereof, together with (i) copies of the most recent audited, and if later, unaudited financial statements of the Person which is the subject of the Permitted Acquisition, (ii) a description of the proposed Permitted Acquisition in such detail as the Administrative Agent may reasonably request, including copies of letters of intent and purchase and sale agreements or other acquisition documents (including Lien search reports) executed in connection with the proposed Permitted Acquisition, (iii) an unaudited pro forma Consolidated balance sheet and income statement of the Parent and its Subsidiaries as of the end of the most recently completed fiscal quarter but prepared as though the Permitted Acquisition had occurred on such date and related pro forma calculations of average Excess Availability for the subsequent four fiscal quarters period, and (iv) unaudited projections of balance sheets and income statements and related calculations for the following four fiscal quarters, assuming the Permitted Acquisition has closed; (l) notice of any intended sale or other disposition of assets of any Loan Party permitted under Sections 6.05(c) or 6.05(d) (but only if such disposition relates to more than ten (10) stores in a single transaction), at least ten (10) Business Days prior to the date of consummation such sale or disposition; (m) promptly when due, a copy of each Store Payment Allocation (as defined in the Intercreditor Agreement) in accordance with the provisions of Section 2.04(b) of the Intercreditor Agreement; and (m) every Wednesday (or such later date as may be agreed in the Agents’ sole discretion and, if given, may be by e-mail), commencing on the Wednesday following the first full calendar week after the Fifth Amendment Effective Date, a variance report prepared by a Responsible Officer of the Borrower (the “Variance Report”) setting forth actual cash receipts and disbursements of the Loan Parties for the preceding one calendar week period and setting forth all the variances, on a line-item and aggregate basis, from 103 the amount set forth for such calendar week as compared to the Budget and the most recent weekly cash flow forecast delivered by the Loan Parties, in each case, for each Testing Period (and each such Variance Report shall include reasonably detailed explanations for all material variances (including Permitted Variances) and shall be certified by a Responsible Officer of the Borrower; (n) commencing on the Fifth Amendment Effective Date, the Borrower shall deliver to the Agents a daily (or such later date as may be agreed in the Agents’ sole discretion and, if given, may be by e-mail) report of all proposed disbursements under the Budget, together with a reconciliation identifying which specific line item in the Budget such disbursement(s) relate to; and (o) (n) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Loan Party, or compliance with the terms of any Loan Document, as the Agents or any Lender may reasonably request. The Borrower and the Agents hereby agree that the delivery of a Borrowing Base Certificate through the Portal, subject to the Administrative Agent’s authentication process (with results satisfactory to the Administrative Agent), by such other electronic method as may be approved by the Administrative Agent from time to time in its sole discretion, or by such other electronic input of information necessary to calculate the Borrowing Base as may be approved by the Administrative Agent from time to time in its sole discretion, shall in each case be deemed to satisfy the obligation of the Borrower to deliver such Borrowing Base Certificate, with the same legal effect as if such Borrowing Base Certificate had been manually executed by the Borrower and delivered to the Administrative Agent. SECTION 5.02. Notices of Material Events. The Borrower will furnish to the Agents prompt written notice of the following: (a) the occurrence of any Default or Event of Default (other than any Specified Event of Default (as defined in the Fifth Amendment) existing as of the Fifth Amendment Effective Date) ; (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Loan Party or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; 104

(e) any change in any Loan Party’s senior executive officers (Executive Vice President or higher) that must be reported to the SEC; (f) any failure by any Loan Party to pay rent at any of such Loan Party’s locations, which failure continues for more than ten (10) days following the day on which such rent first came due, which failure could reasonably likely have a Material Adverse Effect; provided that the Loan Parties shall not be required to comply with this clause (f) during the Forbearance Period; (g) the discharge by any Loan Party of its present independent accountants or any withdrawal or resignation by such independent accountants , or the resignation or termination of the engagement of the Independent Consultant or the Liquidator ; (h) any collective bargaining agreement or other labor contract to which a Loan Party becomes a party, or the application for the certification of a collective bargaining agent; (i) the filing of any Lien for unpaid Taxes in an amount exceeding $500,000 against any Loan Party that would reasonably be expected to have priority over the Lien of the Collateral Agent in the Collateral or the Real Estate Collateral ; and (j) the renewal or extension of the term of the private label credit card program with Comenity Bank or the termination of such program and the replacement of Comenity Bank with any other third party administering a private label credit card program for any of the Loan Parties. Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth the details of the event or development requiring such notice and, if applicable, any action taken or proposed to be taken with respect thereto. SECTION 5.03. Information Regarding Collateral. (a) The Borrower will furnish to the Agents at least ten (10) days prior written notice of any change (i) in any Loan Party’s corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party’s chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral or Real Estate Collateral owned by it or any office or facility at which Collateral or Real Estate Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in any Loan Party’s corporate structure or jurisdiction of incorporation or formation, or (iv) in any Loan Party’s Federal Taxpayer Identification Number or organizational identification number assigned to it by its state of organization. The Borrower also agrees promptly to notify the Agents if any material portion of the Collateral or Real Estate Collateral is damaged or destroyed. (b) Each year, at the time of delivery of annual financial statements with respect to the preceding Fiscal Year pursuant to clause (a) of Section 5.01, the Borrower shall deliver to the Agents a certificate of a Responsible Officer of the Borrower setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there 105 has been no change in such information since the date of the Perfection Certificate delivered on the Fourth Amendment Effective Date or the date of the most recent certificate delivered pursuant to this Section. SECTION 5.04. Existence; Conduct of Business. Each Loan Party will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to comply with its respective Organizational Documents, as applicable, and to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business (except to the extent the failure to so preserve, renew and keep in full force and effect such rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names could not reasonably be expected to result in a Material Adverse Effect), provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03. SECTION 5.05. Payment of Obligations. (a) Each Loan Party will, and will cause each of the Subsidiaries to, pay its Indebtedness and other obligations, including Tax liabilities, and claims for labor, materials, or supplies, before the same shall become delinquent or in default, except where ( ai) the validity or amount thereof is being contested in good faith by appropriate proceedings, ( bii ) such Loan Party or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, ( ciii ) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation, ( div ) no Lien has been filed with respect thereto, and ( ev) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect .; provided that the Loan Parties shall not be required to comply with this clause (a) during the Forbearance Period; and (b) During the Forbearance Period, each Loan Party will, and will cause each of the Subsidiaries to, absent the prior written consent of the Agents (which may be withheld in the Agents’ sole discretion and, if given, may be by e-mail), pay its Indebtedness and other obligations, including Tax liabilities, and claims for labor, materials, or supplies, before the same shall become delinquent or in default (except as set forth in the Budget), in each case as, when and to the extent provided in the Budget. (c) Nothing contained herein shall be deemed to limit the rights of the Administrative Agent under Section 2.03(b) hereof. SECTION 5.06. Maintenance of Properties. Each Loan Party will, and will cause each of the Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted and with the exception of store closings and asset dispositions permitted hereunder. SECTION 5.07. Insurance. (a) Each Loan Party shall (i) maintain insurance with financially sound and reputable insurers reasonably acceptable to the Administrative Agent (or, to the extent consistent with prudent business practice, a program of self-insurance) on such of its property and in at 106 least such amounts and against at least such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death occurring upon, in or about or in connection with the use of any properties owned, occupied or controlled by it (including the insurance required pursuant to the Security Documents); (ii) maintain such other insurance as may be required by law; and (iii) furnish to the Administrative Agent, upon written request, full information as to the insurance carried. (b) Fire and extended coverage policies maintained with respect to any Collateral and Real Estate Collateral shall be endorsed or otherwise amended to include (i) a mortgagee clause (regarding improvements to real property) and lenders’ loss payable clause (regarding personal property), in form and substance satisfactory to the Collateral Agent, which endorsements or amendments shall provide that the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Collateral Agent, (ii) a provision to the effect that none of the Loan Parties, the Administrative Agent, the Collateral Agent, or any other party shall be a coinsurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as a loss payee and shall be endorsed or amended to include (x) a provision that, from and after the Effective Date, the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Administrative Agent or the Collateral Agent, (y) a provision to the effect that none of the Loan Parties, the Administrative Agent, the Collateral Agent or any other party shall be a co-insurer and (z) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (A) by reason of nonpayment of premium except upon not less than ten (10) days’ prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (B) for any other reason except upon not less than sixty (60) days’ prior written notice thereof by the insurer to the Collateral Agent. The Borrower shall deliver to the Agents, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent, including an insurance binder) together with evidence satisfactory to the Collateral Agent of payment of the premium therefor. (c) If at any time the area in which any Real Estate that is subject to a Mortgage is located is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), (i) obtain and maintain with financially sound and reputable insurance companies, such flood insurance in such reasonable total amount as the Agents and the Lenders may from time to time reasonably require and otherwise sufficient to comply with all applicable Flood Laws, and (ii) promptly upon request of any Agent or any Lender, deliver to the Agents or such Lender as applicable, evidence of such compliance in form and substance reasonably acceptable to the Agents or such Lender, including, without limitation, evidence of annual renewals of such flood insurance. (d) Notwithstanding anything to the contrary contained herein (but subject to the provisions of Section 5.14(d)), each of the parties hereto acknowledges and agrees that, if any 107

Real Estate is subject to a Mortgage, any increase, extension or renewal of any of the Commitments or Loans or any other incremental or additional credit facilities hereunder, but excluding (i) any continuation or conversion of borrowings, (ii) the making of any Revolving Loans, or (iii) the issuance or extension of Letters of Credit shall be subject to and conditioned upon the prior delivery of all flood hazard determination certifications, acknowledgements and evidence of flood insurance and other flood-related documentation with respect to such Real Estate as required by the Flood Laws and as otherwise reasonably required by the Agents. SECTION 5.08. Casualty and Condemnation. The Borrower will furnish to the Agents and the Lenders prompt written notice of any casualty or other insured damage to any material portion of the Collateral or Real Estate Collateral or the commencement of any action or proceeding for the taking of any interest in a material portion of the Collateral or Real Estate Collateral under power of eminent domain or by condemnation or similar proceeding. SECTION 5.09. Books and Records; Inspection and Audit Rights; Appraisals; Accountants. (a) Each Loan Party will, and will cause each of the Subsidiaries to, keep proper books of record and account in accordance with GAAP and in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each Loan Party will, and will cause each of the Subsidiaries to, permit any representatives designated by any Agent, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and its independent accountants, all at such reasonable times and as often as reasonably requested. (b) Each Loan Party will, and will cause each of the Subsidiaries to, from time to time upon the request of the Collateral Agent or the Required Lenders through the Administrative Agent and after reasonable prior notice, permit any Agent or professionals (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Agents to conduct Inventory appraisals, Real Estate appraisals, commercial finance examinations and other evaluations, including, without limitation, of (i) the Borrower’s practices in the computation of the Borrowing Base and (ii) the assets included in the Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves, and pay the reasonable fees and expenses of the Agents or such professionals with respect to such evaluations and appraisals; provided that prior to the occurrence and continuation of an Event of Default, the Loan Parties shall only be required to pay the fees and expenses for (i) one four (4) commercial finance examination and one examinations during each twelve month period following the Fifth Amendment Effective Date, (ii) one (1) Inventory appraisal each month, and (iii) one (1) Real Estate appraisal during each twelve month period following the Third Fifth Amendment Effective Date so long as the conditions set forth in clauses (ii) or (iii) below do not apply, (ii) two commercial finance examinations and two appraisals during each twelve month period following the Third Amendment Effective Date if Excess Availability is at any time for five (5) consecutive days or more, less than twenty-five percent (25%) of the Adjusted Combined Loan Cap but equal to or greater than twelve and one-half percent (12.5%) of the Adjusted Combined Loan Cap, and (iii) three (3) commercial finance examinations and three (3) appraisals during each twelve (12) month period following the Third Amendment 108

Effective Date if Excess Availability is at any time for five (5) consecutive days or more, less than twelve and one-half percent (12.5%) of the Adjusted Combined Loan Cap with respect to Real Estate subject to a Mortgage in favor of the Collateral Agent . Notwithstanding the foregoing limitations on the Loan Parties’ obligation to pay the expenses for appraisals and commercial finance examinations prior to the occurrence of an Event of Default, the Administrative Agent may (i) undertake such additional appraisals and commercials finance examinations prior to the occurrence of an Event of Default as it, in its reasonable discretion, deems necessary, at the expense of the Lenders, and (ii) if an Event of Default shall have occurred and be continuing, undertake such additional appraisals and commercial finance examinations at the Loan Parties’ expense as it deems appropriate. In all events, if the Collateral Agent has not undertaken the commercial finance examinations or inventory appraisals permitted to be undertaken as set forth above, the Term Loan Agent may, in its discretion, direct the Collateral Agent to do so upon written notice to the Collateral Agent. (c) The Loan Parties shall, at all times, retain independent certified public accountants who are reasonably satisfactory to the Administrative Agent and the Term Loan Agent and instruct such accountants to cooperate with, and be available to, the Administrative Agent and the Term Loan Agent, or their representatives, to discuss the Loan Parties’ financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants, as may be raised by the Administrative Agent or the Term Loan Agent. SECTION 5.10. Physical Inventories. (a) The Collateral Agent, at the expense of the Loan Parties, may observe each physical count and/or inventory of so much of the Collateral as consists of Inventory which is undertaken on behalf of the Borrower so long as such participation does not disrupt the normal inventory schedule or process. (b) The Borrower, at its own expense (either through the use of its employees or third party inventory services), shall cause not less than one physical inventory of the Borrower’s Inventory to be undertaken in each twelve (12) month period during which this Agreement is in effect, using practices consistent with practices in effect on the date hereof. (c) The Borrower, within thirty (30) days following the completion of such inventory, shall provide the Collateral Agent with a reconciliation of the results of each such inventory (as well as of any other physical inventory undertaken by the Borrower) and shall post such results to the Borrower’s stock ledger and general ledger, as applicable. (d) The Collateral Agent, in its discretion, if any Default exists, may cause such additional inventories to be taken as the Collateral Agent determines (each, at the expense of the Borrower). SECTION 5.11. Compliance with Laws. Each Loan Party will, and will cause each of the Subsidiaries to, comply with all Applicable Laws, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. 109

SECTION 5.12. Use of Proceeds and Letters of Credit. The proceeds of Loans made hereunder and Letters of Credit issued hereunder will be used only (a) to finance the acquisition of working capital assets of the Borrower, including the purchase of Inventory, in the ordinary course of business, (b) to finance Capital Expenditures of the Borrower, (c) for general corporate purposes, including repurchases of capital stock of the Parent, payment of dividends and Permitted Acquisitions, and (d) to pay transaction costs, fees and expenses, all of the foregoing to the extent permitted herein. No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (w) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or extending credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the FRB; (x) to make any payments to a Sanctioned Entity or a Sanctioned Person, to finance any investments in a Sanctioned Entity or a Sanctioned Person, to fund, directly or indirectly, any investments, loans or contributions in, or otherwise make such proceeds available to, a Sanctioned Entity or a Sanctioned Person, to fund, directly or indirectly, any operations, activities or business of a Sanctioned Entity or a Sanctioned Person, or in any other manner that would result in a violation of Sanctions by any Person; (y) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Sanctions, Anti-Corruption Laws or Anti-Money Laundering Laws; or (z) for purposes other than those permitted under this Agreement. SECTION 5.13. Additional Subsidiaries. If any additional Subsidiary of any Loan Party is formed or acquired after the Third Amendment Effective Date, the Borrower will notify the Agents and the Lenders thereof and, if such Subsidiary is not a Foreign Subsidiary, the Borrower will cause such Subsidiary to become a Loan Party hereunder and under each applicable Security Document in the manner provided therein within ten (10) Business Days after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Subsidiary’s assets to secure the Obligations as any Agent or the Required Lenders shall reasonably request. SECTION 5.14. Further Assurances. (a) Each Loan Party will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any Applicable Law, or which any Agent may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. The Loan Parties also agree to provide to the Agents, from time to time upon request, evidence reasonably satisfactory to the Agents as to the perfection and priority of the Liens created or intended to be created by the Security Documents. (b) If any material assets are acquired by any Loan Party after the Third Amendment Effective Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien of the Security Agreement upon acquisition thereof), the Borrower will notify the Agents and the Lenders thereof, and the Loan Parties will cause such assets to be subjected to a Lien securing the Obligations and will take such actions as shall 110 be necessary or reasonably requested by any Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties. (c) Upon the request of the Administrative Agent, the Borrower shall cause each of its customs brokers to deliver an agreement to the Administrative Agent covering such matters and in such form as the Administrative Agent may reasonably require. (d) Notwithstanding anything to the contrary contained herein (including Section 5.13 hereof and this Section 5.14) or in any other Loan Document, (x) the Administrative Agent shall not record any Mortgage from any Loan Party unless each of the Lenders has received fifteen (15) days’ prior written notice thereof (which may be delivered electronically) or the Administrative Agent has received confirmation from each Lender (not to be unreasonably conditioned, withheld or delayed) that such Lender has completed its flood insurance diligence, has received copies of all flood insurance documentation or has confirmed that flood insurance compliance has been completed as required by the Flood Laws or as otherwise satisfactory to such Lender, and (y) the Administrative Agent shall not accept delivery of any joinder to any Loan Document with respect to any Subsidiary of any Loan Party that is not a Loan Party, if such Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation unless such Subsidiary has delivered a Beneficial Ownership Certification in relation to such Subsidiary and the Administrative Agent has completed its Patriot Act searches, OFAC/PEP searches and customary individual background checks for such Subsidiary, the results of which shall be reasonably satisfactory to the Administrative Agent. SECTION 5.15. OFAC; Anti-Corruption Laws; Anti-Money Laundering Laws. Each Loan Party will, and will cause each of its Subsidiaries to, comply with all applicable Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties and its Subsidiaries shall implement and maintain in effect policies and procedures designed to ensure compliance by the Loan Parties and their Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. Each of the Loan Parties shall and shall cause their respective Subsidiaries to comply with all Sanctions, Anti-Corruption Laws and Anti-Money Laundering Laws. SECTION 5.16. Performance Within Budget. At all times following the Fifth Amendment Effective Date, each Loan Party will, and will cause each of its Subsidiaries to, strictly perform in accordance with the Budget (subject to Permitted Variances (as defined below)), including having made all scheduled payments to the Credit Parties as applicable as and when required. Furthermore, the Loan Parties agree that, absent the prior written consent of the Agents (which may be withheld in the Agents’ sole discretion and, if given, may be by e-mail), the Borrower’s (a) aggregate Cash Receipts on a cumulative basis shall not be less than 95% of the projected amounts set forth in the Budget with respect thereto and (b) Total Disbursements on a cumulative basis shall not exceed in the aggregate 105% of the projected amounts set forth in the Budget with respect thereto (the “Permitted Variances”), although in each case the variances under the Variance Report in accordance with Section 5.01(m) shall be reported on a line-item (and not an aggregate) basis and tested on an aggregate basis. The foregoing shall be reported on Wednesday of each week on a cumulative basis commencing with the first such day to occur after the second full calendar week following the Fifth Amendment Effective Date, and thereafter on a weekly and a cumulative basis (each of the foregoing periods, a “Testing Period”) 111 pursuant to the Variance Report delivered by the Borrower to the Agents in accordance with Section 5.01(m). SECTION 5.17. Retention of and Communication with Consultants, Liquidators and Financial Advisors. ARTICLE VI Negative Covenants (a) Until (i) the Commitments have expired or been terminated, and (ii) the principal of and interest on each Loan and all fees and other Each Loan Party will, and will cause each of its Subsidiaries to, continue to retain the Independent Consultant and the Liquidator, the scope and terms of such engagement to be reasonably satisfactory to the Agents. Until such time as all Obligations payable hereunder shall have been paid in full, and (iii) all Letters of Credit shall have expired or terminated or been collateralized, to the extent of 103% of the then Letter of Credit Outstandings, by cash or a letter of credit issued by a financial institution and on terms the Loan Parties shall continue to retain (i) the Independent Consultant to assist the Loan Parties with the preparation of the Budget and the other financial and Collateral reporting required to be delivered to the Agents and the Lenders pursuant to this Agreement, and (ii) the Liquidator to conduct Liquidations (including, without limitation, store conversions) as provided in liquidation agreements in form and substance reasonably satisfactory to the Administrative Agent, and (iv) all L/C Disbursements shall have been reimbursed Agents. (b) Each Loan Party will, and will cause each of its Subsidiaries to allow the Agents and the Lenders access to, upon reasonable notice during normal business hours, all financial professionals engaged by the Loan Parties, including, but not limited to, the Independent Consultant (which engagement, with respect to any financial professionals engaged after the Fifth Amendment Effective Date, shall be on terms and conditions reasonably satisfactory to the Agents). (c) The Loan Parties authorize the Agents and each Lender Group Consultant (as defined below) to communicate directly with its independent certified public accountants, appraisers, financial advisors, investment bankers and consultants (including the Independent Consultant and the Liquidator), which have been engaged from time to time by the Loan Parties, and authorizes and shall instruct those accountants, appraisers, financial advisors, investment bankers and consultants to communicate to the Agents information relating to each Loan Party with respect to the business, results of operations, prospects and financial condition of such Loan Party. Senior management of the Loan Parties and such financial and restructuring consultants shall (unless the Agents otherwise consent, which consent may be by e-mail) participate in weekly telephonic calls with the Agents and Lenders (and/or their advisors and counsel) to discuss various matters, including the Budget and Permitted Variances. (d) Each Loan Party acknowledges that the Agents shall be permitted to engage such outside consultants and advisors (each, a “Lender Group Consultant”), for the sole benefit of the Agents and the other Credit Parties, as the Agents may determine to be necessary or appropriate in their sole discretion. Each Loan Party and agrees that (i) such Loan Party shall 112 provide its complete cooperation during business hours with any Lender Group Consultant (including, without limitation, providing reasonable access to such Loan Party’s business, books and records; provided that no Loan Party shall be required to disclose to the Lender Group Consultant any information (x) restricted by a third party confidentiality agreement, (y) in respect of which disclosure to the Lender Group Consultant is prohibited by applicable law, or (z) that is subject to attorney-client or similar privilege or constitutes attorney work product; provided further that in the event that information is withheld as a result of any such confidentiality agreement or attorney-client or similar privilege, the Loan Parties shall (1) use commercially reasonable efforts to obtain waivers of such confidentiality obligations or eliminate any such restriction and to communicate, to the extent permitted, the applicable information in a way that would not violate such restrictions, and (2) notify the Administrative Agent to the extent the Loan Parties are not providing otherwise requested information); and (ii) all reasonable costs and expenses of any such Lender Group Consultant shall be Credit Party Expenses; and (iii) all reports, determinations and other written and verbal information provided by any Lender Group Consultant shall be confidential and no Loan Party shall be entitled to have access to same. ARTICLE VI Negative Covenants Until payment in full of the Obligations , each Loan Party covenants and agrees with the Agents and the Lenders that: SECTION 6.01. Indebtedness and Other Obligations. (a) The Loan Parties will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except: (i) Indebtedness created under the Loan Documents; (ii) Indebtedness set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness provided that after giving effect to the refinancing (i) the principal amount of the outstanding Indebtedness is not increased, (ii) neither the tenor nor the average life is reduced, and (iii) the holders of such refinancing Indebtedness are not afforded covenants, defaults, rights or remedies more burdensome in any material respect to the obligor or obligors than those contained in the Indebtedness being refinanced; (iii) Indebtedness of any Loan Party to any other Loan Party, all of which Indebtedness shall be reflected in the Loan Parties’ books and records in accordance with GAAP; (iv) Indebtedness of any Loan Party (A) to finance the acquisition of any fixed or capital assets, including Capital Lease Obligations, (B) incurred pursuant to a financing of any fixed or capital assets which are owned and unencumbered at the time of such financing, or (C) assumed in connection with the acquisition of any such assets or 113 secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any of the foregoing Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, provided that the aggregate principal amount of Indebtedness permitted by this clause (iv) shall not exceed $100,000,000 at any time outstanding; (v) Indebtedness incurred to finance or refinance any Real Estate owned by any Loan Party or incurred in connection with sale-leaseback transactions permitted hereunder; (vi) Indebtedness under Hedging Agreements, other than for speculative purposes, entered into in the ordinary course of business; (vii) Contingent liabilities under surety bonds or similar instruments incurred in the ordinary course of business in connection with the construction or improvement of stores; (viii) Indebtedness incurred to finance insurance premiums in the ordinary course of business; (ix) Guarantees by a Loan Party of any obligations of another Loan Party, as long as such obligations are not otherwise prohibited hereunder; (x) any Indebtedness arising under any Leases of the Loan Parties; (xi) any Indebtedness assumed by the Parent, the Borrower, or any of their Subsidiaries in connection with a Permitted Acquisition; and (xii) other unsecured Indebtedness, including Subordinated Indebtedness, in an aggregate principal amount not exceeding $100,000,000 at any time outstanding, provided that the terms of such Indebtedness are reasonably acceptable to the Administrative Agent (such consent of Administrative Agent not to be unreasonably withheld). (b) None of the Loan Parties will, nor will they permit any Subsidiary to, issue any preferred stock (except for preferred stock (i) all dividends in respect of which are to be paid (and all other payments in respect of which are to be made) in additional shares of such preferred stock, in lieu of cash, (ii) that is not subject to redemption other than redemption at the option of the Loan Party issuing such preferred stock and (iii) all payments in respect of which are expressly subordinated to the Obligations) or be or become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of (A) any shares of capital stock of any Loan Party or (B) any option, warrant or other right to acquire any such shares of capital stock, except for obligations related to agreements or plans existing as of the Fourth Amendment Effective Date. SECTION 6.02. Liens. The Loan Parties will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter 114 acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except: (a) Liens created under the Loan Documents; (b) Permitted Encumbrances; (c) any Lien on any property or asset of any Loan Party set forth in Schedule 6.02, provided that (i) such Lien shall not apply to any other property or asset of any Loan Party and (ii) such Lien shall secure only those obligations that it secures as of the Third Amendment Effective Date, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; (d) Liens on fixed or capital assets acquired by any Loan Party, provided that (i) such Liens secure Indebtedness permitted by clause (iv) of Section 6.01(a), (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring such fixed or capital assets and (iv) such Liens shall not extend to any other property or assets of the Loan Parties; (e) Liens to secure Indebtedness permitted by clause (v) of Section 6.01(a) provided that such Liens shall not apply to any property or assets of the Loan Parties other than the Real Estate so financed or refinanced or which is the subject of a sale- leaseback transaction; (f) Liens on proceeds of credit card charges created or contemplated by any agreements with Comenity Bank or any other third party administering a private label credit card program for any of the Loan Parties, Visa, MasterCard, American Express, Discovercard and any other major credit card processors, held by such processor to secure chargebacks and fees arising in the ordinary course of business with respect to the processing of credit card charges; and (g) licenses and sublicenses of Intellectual Property granted on a non- exclusive basis in the ordinary course of business ; provided that such licenses and sublicenses do not interfere with the Collateral Agent’s exercise of rights and remedies under the Loan Documents . SECTION 6.03. Fundamental Changes. (a) The Loan Parties will not merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing, (i) any Facility Guarantor may merge into any other Facility Guarantor, provided that in any such transaction involving the Parent, the Parent shall be the surviving entity, and (ii) mergers may take place in connection with Permitted Acquisitions, and (iii) any Facility Guarantor (other than the Parent) may liquidate or dissolve voluntarily into the Parent, further provided that neither the Parent nor any of its Subsidiaries 115 shall be required to preserve any right, permit, license, approval, privilege or franchise if the board of directors of the Parent or the board of directors, board of members, manager(s) or general partners, as applicable, of such Subsidiary shall determine that the presentation thereof is no longer desirable in the conduct of the business of the Parent or such Subsidiary, as the case may be, and the loss thereof could not reasonably be expected to result in a Material Adverse Effect. (b) The Loan Parties will not engage, to any material extent, in any business other than businesses substantially the same as, reasonably related to, or complementary to one or more lines of business conducted by the Loan Parties on the Third Amendment Effective Date (as, for example, physical and online retail stores with inventory categories comparable to those in Borrower’s existing stores but in formats with different retail pricing structures); provided that any Inventory in such stores shall not be considered Eligible Inventory unless and until the Collateral Agent has completed an appraisal of such Inventory, establishes an advance rate and Inventory Reserves (if applicable) therefor, and otherwise agrees that such Inventory shall be deemed Eligible Inventory. SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. The Loan Parties will not purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of Indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, guarantee any obligations of, or make or permit to exist any Investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except: (a) Permitted Investments; (b) Investments existing on the Third Amendment Effective Date, and set forth on Schedule 6.04; (c) loans or advances made by any Facility Guarantor to any other Loan Party; (d) Guarantees constituting Indebtedness permitted by Section 6.01; (e) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business; (f) Permitted Acquisitions; (g) loans or advances to employees in the ordinary course of business in an amount not to exceed $2,500,000 in the aggregate at any time outstanding; (h) Investments in Subsidiaries that have become Loan Parties by compliance with Section 5.13; 116

(i) Investments consisting of the acquisition of credit card receivables from Comenity Bank or any other third party administering a private label credit card program for any of the Loan Parties, in the ordinary course of business in connection with the termination of such private label credit card program; (j) Trade credit extended on usual and customary terms in the ordinary course of business; (k) Investments in the nonqualified deferred compensation plans sponsored by one or more Loan Parties from time to time; and (l) other Investments not to exceed $25,000,000 in the aggregate at any time outstanding. SECTION 6.05. Asset Sales. The Loan Parties will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose of (including by an allocation of assets among newly divided limited liability companies pursuant to a “plan of division”) any asset, including any capital stock, nor will the Loan Parties permit any of the Subsidiaries to issue any additional shares of its capital stock or other ownership interest in such Subsidiary, except: (a) (i) sales of Inventory, or (ii) sales of used, uneconomical, obsolete, worn out or surplus assets (other than Collateral or Real Estate Collateral) and equipment, or (iii) Permitted Investments, in each case ((i) through (iii)) in the ordinary course of business; (b) sales, transfers and dispositions among the Loan Parties and their Subsidiaries, provided that (i) any such sales, transfers or dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.07 and (ii) in the event of a sale, transfer or disposition of material Material Intellectual Property used in connection with the assets included in the Borrowing Base, the Revolving Loan Borrowing Base or the Term Loan Borrowing Base to a Foreign Subsidiary, the purchaser, assignee or other transferee thereof agrees in writing to be bound by a non- exclusive royalty-free worldwide license of such Material Intellectual Property in favor of the Collateral Agent for use in connection with the exercise of the rights and remedies of the Credit Parties, which license shall be in form and substance reasonably satisfactory to the Collateral Agent; (c) sale-leaseback transactions involving any Loan Party’s Real Estate as long as if the Administrative Agent so requests (in advance of the consummation of such transaction to the extent the Administrative Agent received written notice of such sale- leaseback transaction prior to such consummation), the Administrative Agent shall have received an intercreditor agreement executed by the purchaser of such Real Estate on terms and conditions reasonably satisfactory to the Administrative Agent; (d) as long as no Overadvance shall result after giving effect thereto, the sale or disposition of any Inventory or other Collateral (other than Intellectual Property) in connection with the closure of any locations at which the Borrower maintains, offers for sale or stores any of its Inventory or other Collateral; provided that (i) any such sale or 117 disposition shall be conducted by such Persons and on such terms as the Borrower and the Collateral Agent may agree, and (ii) the aggregate amount of Inventory which may be sold or disposed of shall not exceed ten percent (10%) of the Cost of the Borrower’s Eligible Inventory as of the Fourth Amendment Effective Date; (e) any issuance of shares of capital stock of the Parent in accordance with the existing restricted stock and stock option plans or agreements or in connection with any Permitted Acquisition; and (f) sales, transfers or other dispositions of credit card receivables to Comenity Bank pursuant to its private label credit card program with the Loan Parties or to any other third party replacing Comenity Bank and administering a private label credit card program for any of the Loan Parties; provided that all sales, transfers, leases and other dispositions permitted hereby shall be made at arm’s length and for fair value and solely for cash consideration; and further provided that the authority granted under clauses (b) through (d) hereof, with respect to any transactions described therein that have not then been consummated, may be terminated in whole or in part by the Agents upon the occurrence and during the continuance of any Event of Default. Notwithstanding anything to the contrary contained herein, (i) in the event of a sale, transfer, lease or other disposition in respect of Material Intellectual Property (or the equity interests of any Subsidiary that owns Material Intellectual Property), such transaction shall not be permitted unless the purchaser, assignee or other transferee thereof agrees in writing to be bound by a non- exclusive royalty-free worldwide license of such Material Intellectual Property in favor of the Collateral Agent for use in connection with the exercise of the rights and remedies of the Credit Parties, which license shall be in form and substance reasonably satisfactory to the Collateral Agent, and (ii) no Loan Party or any Subsidiary shall sell, transfer, lease or otherwise dispose of any Material Intellectual Property (or the equity interests of any Subsidiary that owns Material Intellectual Property) (in each case, whether as a disposition permitted under this Section 6.05, a Permitted Investment, a Permitted Encumbrance or otherwise) without the consent of the Agents and the Required Lenders. SECTION 6.06. Restricted Payments; Certain Payments of Indebtedness. (a) The Loan Parties will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except as long as no Default or Event of Default exists or would arise therefrom (i) the Loan Parties may declare and pay dividends with respect to their capital stock payable solely in additional shares of or warrants to purchase their common stock, (ii) the Loan Parties may declare splits, reverse splits or reclassifications of their stock into additional or other shares of their common stock, (iii) the Borrower may pay cash dividends or otherwise transfer funds to the Parent for operating expenses incurred in the normal course of business by the Parent or paid by the Parent on behalf of the Borrower (including all payroll and benefits costs for all Subsidiaries of the Parent, telephone, travel, rent and other occupancy costs, professional expenses, including consulting, audit, accounting and legal expenses, corporate insurance expenses, data processing costs and other operating expenses), and (iv ) the Parent may pay cash dividends in an amount not to 118 exceed $30,000,000 in each Fiscal Year, and (v ) only if the Payment Conditions are then satisfied, (x) the Parent may repurchase its capital stock and/or declare and pay other cash dividends to its shareholders, and (y) the Subsidiaries of the Parent may declare and pay cash dividends to the Parent or to any other Loan Party which is its stockholder. (b) The Loan Parties will not, and will not permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of, interest on, or fees or other charges with respect to any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness (other than the Obligations), except as long as no Event of Default has occurred and is continuing or would result from such payments: (i) payment of regularly scheduled interest, fees, and charges and principal payments as and when due in respect of any other Indebtedness permitted hereunder; and (ii) refinancings of Indebtedness to the extent permitted by Section 6.01. (c) Notwithstanding any of the restrictions or limitations described in Sections 6.06(a) or 6.06(b ), but subject to Section 6.06(d ), the Parent and its Subsidiaries may repurchase its respective capital stock and equity interests and/or declare and pay cash dividends to its shareholders and members solely with the proceeds received and tax benefits realized by the Parent or such Subsidiary resulting from or related to the exercise of stock options granted pursuant to stock option plans adopted by the Parent or such Subsidiary, which options are exercised in accordance with the terms and conditions described in such plans. (d) Notwithstanding anything to the contrary contained herein, (i) in the event of a Restricted Payment in respect of Material Intellectual Property (or the equity interests of any Subsidiary that owns Material Intellectual Property), such Restricted Payment shall not be permitted unless the recipient thereof agrees in writing to be bound by a non-exclusive royalty- free worldwide license of such Material Intellectual Property in favor of the Collateral Agent for use in connection with the exercise of the rights and remedies of the Credit Parties, which license shall be in form and substance reasonably satisfactory to the Collateral Agent, and (ii) no Loan Party or any Subsidiary shall make any Restricted Payment in respect of Material Intellectual Property (or the equity interests of any Subsidiary that owns Material Intellectual Property) (in each case, whether as a disposition permitted under Section 6.05, a Permitted Investment, a Permitted Encumbrance or otherwise) without the consent of the Agents and the Required Lenders. SECTION 6.07. Transactions with Affiliates. The Loan Parties will not, and will not permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except transactions in the ordinary course of business that 119 are at prices and on terms and conditions not less favorable to the Loan Parties or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties. SECTION 6.08. Restrictive Agreements. The Loan Parties will not, and will not permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Loan Parties or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Loan Parties or any other Subsidiary or to guarantee Indebtedness of the Loan Parties or any other Subsidiary, provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (ii) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, and (iii) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment or subleasing thereof. SECTION 6.09. Amendment of Material Documents. The Loan Parties will not, and will not permit any Subsidiary to, amend, modify or waive any of their rights under term, provision or condition of (i) their Organizational Documents, to the extent that such amendment, modification or waiver would reasonably likely have a Material Adverse Effect, (ii) any Subordinated Indebtedness, except to the extent such amendment, modification or waiver is expressly permitted pursuant to the subordination terms governing such Subordinated Indebtedness, or (iii) any other instruments, documents or agreements, in each case with respect to this clause (iii), to the extent that such amendment, modification or waiver would be materially adverse to the interests of the Lenders. The Loan Parties will not, and will not permit any Subsidiary to, terminate the private label credit card program with Comenity Bank (other than at the expiration of the term thereof in the ordinary course of business), except to the extent the Loan Parties replace Comenity Bank with another third party administering a private label credit card program for any of the Loan Parties and such third party enters into an Intercreditor Agreement intercreditor agreement with the Administrative Agent , which intercreditor agreement shall be in form and substance reasonably satisfactory to the Administrative Agent . SECTION 6.10. Additional Subsidiaries. The Loan Parties will not, and will not permit any Subsidiary to, create any additional Subsidiary unless no Default or Event of Default would arise therefrom and the requirements of Section 5.13 are satisfied. SECTION 6.11. Excess Availability. The Borrower shall not at any time permit Excess Availability to be less than (i) from the Fifth Amendment Effective Date through and including the last day of the Forbearance Period, $30,000,000, and (ii) at all other times, the greater of (a) $35,000,000 or (b) ten percent (10%) of the Adjusted Combined Loan Cap. SECTION 6.12. Fiscal Year. The Parent and its Subsidiaries shall not change their Fiscal Year without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, conditioned or delayed. 120

SECTION 6.13. Environmental Laws. The Loan Parties shall not (a) fail to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, or (b) become subject to any Environmental Liability except, in each case, to the extent the same could not reasonably be expected to result in a Material Adverse Effect. ARTICLE VII Events of Default SECTION 7.01. Events of Default. If any of the following events (“Events of Default”) shall occur: (a) the Loan Parties shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepay- ment thereof or otherwise; (b) the Loan Parties shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable; (c) any representation or warranty made or deemed made by or on behalf of any Loan Party in or in connection with any Loan Document (including, without limitation, any Borrowing Base Certificate), or in completing any request for a Borrowing via the Portal, or in any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been (i) incorrect or misleading in any material respect when made or deemed made , or (ii) with respect to any representation or warranty qualified by materiality, incorrect or misleading in any respect ; (d) the Loan Parties shall fail to observe or perform any covenant, condition or agreement contained in Sections 2.23, 5.01(e), 5.01(f), 5.01(m), 5.01(n), 5.02(a), 5.07 (with respect to insurance covering the Collateral or Real Estate Collateral ), 5.09, or 5.12, 5.16 or 5.17 or in Article VI; (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Sections 5.01 (other than Section 5.01(f)), Sections 5.01(e), 5.01(f), 5.01(m) or 5.01(n)), 5.02 (other than Section 5.02(a)), or 5.03, and such failure shall continue unremedied for a period of ten (10) days after notice thereof from the Administrative Agent to the Borrower; (f) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b), 121

(c), (d), or (e) of this Article), and such failure shall continue unremedied for a period of thirty (30) days after notice thereof from the Administrative Agent to the Borrower; (g) any Loan Party shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness when and as the same shall become due and payable (after giving effect to the expiration of any grace or cure period set forth therein); (h) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such Material Indebtedness or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; (i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or its debts, or of a substantial part of its assets, under any Debtor Relief Law or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for forty-five (45) days or an order or decree approving or ordering any of the foregoing shall be entered; (j) any Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Debtor Relief Law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Section 7.01, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; (k) any Loan Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; (l) (i) one or more final judgments for the payment of money in an aggregate amount in excess of $10,000,000 shall be entered against any Loan Party or any of its Subsidiaries and the same is not satisfied, discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) consecutive days following the date of entry; (ii) any non-monetary final judgment or order shall have been entered against any Loan Party or any of its Subsidiaries that is reasonably likely to have a Material Adverse Effect and the same is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) consecutive days following the date of entry; 122

(m) an ERISA Event shall have occurred that when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Loan Parties in an aggregate amount exceeding $10,000,000; (n) (i) any challenge by or on behalf of any Loan Party to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document’s terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto; (ii) any challenge by or on behalf of any other Person to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document’s terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto, which challenge the Administrative Agent has determined is reasonable likely to have a Material Adverse Effect; (iii) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral or Real Estate Collateral , with the priority required by the applicable Security Document, except as a result of any acts or omissions of any Agent or the sale or other disposition of the applicable Collateral or Real Estate Collateral in a transaction permitted under the Loan Documents; (o) the occurrence of any uninsured loss to any material portion of the Collateral or Real Estate Collateral ; (p) the indictment of, or institution of any legal process or proceeding against, any Loan Party, under any federal, state, municipal, and other civil or criminal statute, rule, regulation, order, or other requirement having the force of law where the relief, penalties, or remedies sought or available include the forfeiture of any material property of any Loan Party and/or the imposition of any stay or other order, the effect of which could reasonably be to restrain in any material way the conduct by the Loan Parties, taken as a whole, of their business in the ordinary course, in each case which the Administrative Agent has determined is reasonably likely to have a Material Adverse Effect; (q) the determination by the Borrower, whether by vote of the Borrower’s partners or otherwise , to : (i) suspend the operation of the Borrower’s business in the ordinary course, (ii) liquidate all or a material portion of the Borrower’s assets (other than a sale of its private label credit card portfolio) or store locations, or (iii) without the prior written consent of the Agents (which may be by e-mail), employ an agent or other third party to conduct a program of closings, liquidations or “Going-Out-Of-Business” sales of any material portion of the business; or provided that the occurrence of any event described in the foregoing clause (i) shall not constitute an Event of Default during the Suspension Period; 123

(r) Any Change in Control; or (s) (i) The subordination provisions of the documents evidencing or governing any Subordinated Indebtedness (the foregoing, the “Subordination Provisions”) shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable; or (ii) the Borrower or any other Loan Party shall, directly or indirectly, (A) make any payment on account of any Subordinated Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent that such payment is permitted by the terms of the Subordination Provisions applicable to such Subordinated Indebtedness or (B) disavow or contest in any manner (x) the effectiveness, validity or enforceability of any of the Subordination Provisions, (y) that the Subordination Provisions exist for the benefit of the Credit Parties, or (z) that all payments of principal of or premium and interest on the applicable Subordinated Indebtedness, or realized from the liquidation of any property of any Loan Party, shall be subject to any of the Subordination Provisions; then, and in every such event (other than an event with respect to any Loan Party described in clause (i) or (j) of this Section 7.01), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by written notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate all or any portion of the Commitments, and thereupon all or such portion of the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations of the Loan Parties accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties, and (iii) require the Borrower to furnish cash collateral in an amount equal to 103% of the Letter of Credit Outstandings; and in case of any event with respect to any Loan Party described in clause (i) or (j) of this Section 7.01, (x) the Commitments shall automatically terminate, (y) the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations of the Loan Parties accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties, and (z) the Borrower shall automatically be obligated to furnish, and the Borrower agrees that it shall promptly furnish, cash collateral in an amount equal to 103% of the Letter of Credit Outstandings. SECTION 7.02. When Continuing. For all purposes under this Agreement, each Default and Event of Default that has occurred shall be deemed to be continuing at all times thereafter unless it either (a) with respect to any Default, is cured or corrected to the reasonable written satisfaction of the Required Lenders, or (b) with respect to any Default or Event of Default, is waived in writing in accordance with Section 9.02. SECTION 7.03. Remedies on Default. (a) In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the maturity of the Loans shall have been accelerated 124 pursuant hereto, the Administrative Agent may proceed to protect and enforce its rights and remedies under this Agreement, the Notes or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agents or the Lenders. No remedy herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law. (b) Notwithstanding anything to the contrary contained herein, except as the Required Term Loan Lenders shall otherwise agree with respect to any action to be taken by the Administrative Agent pursuant to this Section 7.03, the Administrative Agent shall demand payment of the Obligations and the Administrative Agent and Collateral Agent shall take any or all of the actions set forth in Section 7.03(a) and commence and pursue such other Enforcement Actions as the Administrative Agent in good faith deems appropriate within sixty (60) days (except with respect to Events of Default described in Sections 7.01(a), 7.01(i) and 7.01(j), the Administrative Agent and the Collateral Agent shall take such Enforcement Actions as such Person deems appropriate under the circumstances promptly upon receipt of notice, or, with respect to the Term Loan Priority Collateral, as directed by the Required Term Loan Lenders) after the date of the receipt by the Administrative Agent of written notice executed and delivered by the Required Term Loan Lenders or by the Term Loan Agent on behalf of Required Term Loan Lenders requesting that the Administrative Agent and Collateral Agent commence Enforcement Actions (the “Term Loan Action Notice”); provided, that, (1) such Event of Default has not been waived by the requisite Lenders or cured, (2) in the good faith determination of the Administrative Agent, taking an Enforcement Action is permitted under the terms of the Loan Documents and Applicable Law, (3) taking an Enforcement Action shall not result in any liability of any Credit Party to any Loan Party or any other Person, (4) the Administrative Agent and the Collateral Agent shall be entitled to all of the benefits of Article VIII hereof, and (5) neither the Administrative Agent nor the Collateral Agent shall be required to take an Enforcement Action so long as, within the period provided above, such Person shall, at its option, either (a) appoint the Term Loan Agent, as an agent of such Person for purposes of exercising the rights of such Person to take an Enforcement Action, subject to the terms hereof or (b) resign as Administrative Agent or Collateral Agent, as applicable, and Term Loan Agent shall automatically be deemed to be the successor Administrative Agent or Collateral Agent, as applicable, hereunder and under the other Loan Documents for purposes hereof or thereof, except with respect to the provisions of Article II hereof and in connection with all matters relating to the determination of the Borrowing Base and each of its components (including Eligible Credit Card Receivables, Eligible Inventory (including Eligible In- Transit Inventory), Eligible L/C Inventory, Reserves and receiving reports in respect of Collateral and conducting field examinations and appraisals with respect to the Collateral and similar matters). 125

(c) Without limiting any rights any Agent or any Revolving Loan Lender may otherwise have under applicable law or by agreement, in the event of any sale or other disposition (including, without limitation, by means of a sale pursuant to Section 363 of the Bankruptcy Code) of the Revolving Priority Collateral, the Administrative Agent, the Collateral Agent, or any other Person (including any Revolving Loan Lender) acting with the consent, or on behalf, of the Administrative Agent, shall have the right during the Use Period, to use the Term Loan Priority Collateral (including, without limitation, Equipment, Fixtures and Intellectual Property), in order to assemble, inspect, copy or download information stored on, take actions to perfect its Lien on, complete a production run of Inventory involving, take possession of, move, prepare and advertise for sale, sell (by public auction, private sale or a “store closing”, “going out of business” or similar sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented Inventory of the same type sold in any Loan Party’s business), store or otherwise deal with the Revolving Priority Collateral, in each case without the involvement of or interference by the Term Loan Agent or any Term Loan Lender or liability to the Term Loan Agent or any Term Loan Lender. The Term Loan Agent may not sell, assign or otherwise transfer the related Term Loan Priority Collateral prior to the expiration of the Use Period, unless the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 7.04 7.03 (c). None of the Administrative Agent, the Collateral Agent nor any Revolving Loan Lender shall be obligated to pay any rent, fee or other amounts to the Term Loan Agent or the Term Loan Lenders (or any person claiming by, through or under any of them, including any purchaser of the Term Loan Priority Collateral) or to the Loan Parties, for or in respect of the use by the Administrative Agent, the Collateral Agent and the Revolving Loan Lenders of the Term Loan Priority Collateral. The Administrative Agent, the Collateral Agent and the Revolving Loan Lenders shall (i) use the Term Loan Priority Collateral in accordance with Applicable Law; (ii) insure the Term Loan Priority Collateral for damage to property and liability to persons, including property and liability insurance for the benefit of the Term Loan Agent and the Term Loan Agent shall be named as an additional insured and loss payee thereon; and (iii) indemnify the Term Loan Lenders from any claim, loss, damage, cost or liability (including reasonable attorneys’ fees and expenses) arising from the Administrative Agent’s, the Collateral Agent’s and the Revolving Loan Lenders’ use of the Term Loan Priority Collateral (except for those arising from the gross negligence or willful misconduct of the Term Loan Agent or any Term Loan Lender). (d) Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, if any Loan Party shall be subject to any proceeding with respect to any Debtor Relief Laws: (i) No Revolving Loan Lender will provide or offer to provide any DIP Financing, with such DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code or other Applicable Law would be Collateral), to the Loan Parties unless (x) the terms of such DIP Financing complies with the terms and conditions of this Agreement, including, without limitation, (a) the sum of (1) all then outstanding Credit Extensions (excluding those made in respect of the Term 126

Loan) plus (2) outstanding loans and unfunded commitments under the DIP Financing do not exceed the sum of (A) the then existing Adjusted Combined Loan Cap, plus (B) the Insolvency Increase Amount, and (b) the minimum Excess Availability covenant set forth in Section 6.11 is satisfied at the level provided therein (subject to any adjustment as a result of the increase in Revolving Loan Commitments caused by the Insolvency Increase Amount), (y) the Collateral Agent retains its Lien on the Collateral to secure the Obligations with respect to the Term Loan, subordinate to the DIP Financing (and any other Lien securing any claim for diminution in value in connection therewith), including any DIP Financing budget approved by the Administrative Agent, but otherwise with the same priority as existed immediately prior to the commencement of any such proceeding, and (z) the DIP Financing is subject to the applicable rights of the Term Loan Agent under this Agreement (provided that, for the avoidance of doubt, each of the Term Loan Agent and the Term Loan Lenders agrees that it will raise no objection and will not support any objection to such DIP Financing or to the Liens securing the same (or securing any claim for diminution in value in connection therewith) on any grounds, that meet the foregoing conditions set forth in this clause (i) and in clause (iii) below). (ii) The Term Loan Agent and the Term Loan Lenders, in their capacities as such, hereby agree that they shall not (a) provide or offer to provide any DIP Financing to the Loan Parties or (b) endorse the provision of any DIP Financing to the Loan Parties, in each case of (a) and (b), to which Liens that are senior or pari passu in priority to the Liens securing the Obligations are granted on the Collateral. (iii) All adequate protection granted to the Administrative Agent and the Collateral Agent in any proceeding with respect to any Debtor Relief Laws, including all Liens granted to the Collateral Agent in any such proceeding as adequate protection, are intended to be for the benefit of all Credit Parties and shall be subject to the priorities set forth in Section 7.04, subject to any court order affecting the rights and interests of the parties hereto not in conflict with the terms hereof. Without limiting the foregoing, subject to this Section 7.03(c), the Term Loan Lenders shall have the right to request the Administrative Agent and/or the Collateral Agent to seek adequate protection for the Term Loan in the form of payment of interest at the non-Default Rate on the Term Loan and reimbursement of expenses of the Term Loan Agent, provided that the Term Loan Lenders may continue to accrue interest on the Term Loan at the Default Rate, subject to any order entered in the proceeding. Neither the Administrative Agent nor the Collateral Agent shall be required to seek such adequate protection for the Term Loan in accordance with the immediately preceding sentence so long as the Administrative Agent or the Collateral Agent shall have appointed the Term Loan Agent as an agent of the Administrative Agent or the Collateral Agent, as applicable, for purposes of exercising the rights of the Administrative Agent or the Collateral Agent, as applicable, to seek such adequate protection. 127

SECTION 7.04. Application of Proceeds. After the occurrence of an Event of Default and acceleration of the Obligations, all proceeds realized from any Loan Party or on account of any Collateral shall be applied as follows: (a) With respect to any and all proceeds, other than the proceeds from Term Loan Priority Collateral: FIRST, to payment of that portion of the Obligations hereunder (excluding Obligations set forth in clause (c) of the definition thereof) constituting fees and indemnities due to the Administrative Agent, the Collateral Agent, the Revolving Loan Lenders and the Issuing Bank under the Loan Documents, and the payment of all reasonable costs and expenses incurred by Administrative Agent or the Collateral Agent, in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent and the Collateral Agent hereunder or under any other Loan Document on behalf of any Loan Party and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder, under any other Loan Document; SECOND, to the payment of accrued and unpaid interest and principal on the Swingline Loans; THIRD, to the payment of accrued and unpaid interest on the Revolving Loans; FOURTH, pro rata to Revolving Loan Lenders, to the payment of outstanding principal on the Revolving Loans; FIFTH, to the Cash Collateral Account as collateral for Letter of Credit Outstandings up to 103% thereof; SIXTH, to the payment of all Obligations of the Loan Parties set forth in clause (c)(i) of the definition of Obligations; SEVENTH, to the payment of all Obligations of the Loan Parties set forth in clause (c)(ii) of the definition of Obligations up to the amount of the Bank Products Cap; EIGHTH, to the payment of any fees due to the Term Loan Agent under the Loan Documents; NINTH, to the payment of any fees and indemnities due to the Term Loan Lenders under the Loan Documents; TENTH, to the payment of accrued and unpaid interest on the Term Loan; ELEVENTH, to the payment of outstanding principal on the Term Loan; 128

TWELFTH, to the payment of all Obligations of the Loan Parties set forth in clause (c)(i) of the definition of Obligations to the extent in excess of the Bank Products Cap; and THIRTEENTH, to the Borrower, its successors or assigns, or as a court of competent jurisdiction may otherwise direct. (b) With respect to any and all proceeds from Term Loan Priority Collateral: FIRST, to payment of that portion of the Obligations hereunder constituting fees and indemnities due to the Term Loan Agent and the Term Loan Lenders under the Loan Documents, and the payment of all reasonable costs and expenses incurred by the Term Loan Agent in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Term Loan Agent hereunder or under any other Loan Document on behalf of any Loan Party and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder, under any other Loan Document; SECOND, to the payment of accrued and unpaid interest on the Term Loan; THIRD, to the payment of outstanding principal on the Term Loan; FOURTH, to the payment of any fees and indemnities due to the Administrative Agent, the Collateral Agent, the Issuing Bank, and the Revolving Loan Lenders under the Loan Documents; FIFTH, to the payment of accrued and unpaid interest and principal on the Swingline Loans; SIXTH, to the payment of accrued and unpaid interest on the Revolving Loans; SEVENTH, pro rata to Revolving Loan Lenders, to the payment of outstanding principal on the Revolving Loans; EIGHTH, to the Cash Collateral Account as collateral for Letter of Credit Outstandings up to 103% thereof; NINTH, to the payment of all Obligations of the Loan Parties set forth in clause (c)(i) of the definition of Obligations; TENTH, to the payment of all Obligations of the Loan Parties set forth in clause (c)(ii) of the definition of Obligations; and ELEVENTH, to the Borrower, its successors or assigns, or as a court of competent jurisdiction may otherwise direct. 129

SECTION 7.05. Additional Remedies on Default. (a) In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the maturity of the Loans shall have been accelerated pursuant hereto, the Administrative Agent may (and at the direction of the Required Lenders shall) proceed to protect and enforce its rights and remedies under this Agreement, the Notes or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agents or the Lenders. No remedy herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law. (b) Notwithstanding anything to the contrary contained herein, except as the Required Term Loan Lenders shall otherwise agree with respect to any action to be taken by the Administrative Agent pursuant to this Section 7.05, the Administrative Agent shall demand payment of the Obligations and the Administrative Agent and Collateral Agent shall take any or all of the actions set forth in Section 7.05(a) and commence and pursue such other Enforcement Actions as the Administrative Agent in good faith deems appropriate within sixty (60) days (except that (x) with respect to Events of Default described in Sections 7.01(a), 7.01(i) and 7.01(j), the Administrative Agent and the Collateral Agent shall take such Enforcement Actions as such Person deems appropriate under the circumstances promptly upon receipt of notice, or (y) the Administrative Agent and the Collateral Agent shall, with respect to the Term Loan Priority Collateral, promptly take such Enforcement Actions as directed by the Required Term Loan Lenders in any Term Loan Action Notice) after the date of the receipt by the Administrative Agent of a Term Loan Action Notice; provided, that, (1) such Event of Default has not been waived by the requisite Lenders or cured, (2) in the good faith determination of the Administrative Agent, taking an Enforcement Action is permitted under the terms of the Loan Documents and Applicable Law, (3) taking an Enforcement Action shall not result in any liability of any Credit Party to any Loan Party or any other Person, (4) the Administrative Agent and the Collateral Agent shall be entitled to all of the benefits of Article VIII hereof, and (5) neither the Administrative Agent nor the Collateral Agent shall be required to take an Enforcement Action so long as, within the period provided above, such Person shall, at its option, either (a) appoint the Term Loan Agent, as an agent of such Person for purposes of exercising the rights of such Person to take an Enforcement Action, subject to the terms hereof or (b) resign as Administrative Agent or Collateral Agent, as applicable, and Term Loan Agent shall automatically be deemed to be the successor Administrative Agent or Collateral Agent, as applicable, hereunder and under the other Loan Documents for purposes hereof or thereof, except with respect to the provisions of Article II hereof and in connection with all matters relating to the determination of the Borrowing Base and each of its components (including Eligible Credit Card Receivables, Eligible Inventory (including Eligible In-Transit Inventory), Eligible L/C Inventory, Reserves and receiving reports in respect of Collateral and 130 conducting field examinations and appraisals with respect to the Collateral and Real Estate Collateral and similar matters). (c) Without limiting any rights any Agent or any Revolving Loan Lender may otherwise have under applicable law or by agreement, in the event of any sale or other disposition (including, without limitation, by means of a sale pursuant to Section 363 of the Bankruptcy Code) of the Revolving Priority Collateral, the Administrative Agent, the Collateral Agent, or any other Person (including any Revolving Loan Lender) acting with the consent, or on behalf, of the Administrative Agent, shall have the right during the Use Period, to use the Term Loan Priority Collateral (including, without limitation, Equipment, Fixtures and Intellectual Property), in order to assemble, inspect, copy or download information stored on, take actions to perfect its Lien on, complete a production run of Inventory involving, take possession of, move, prepare and advertise for sale, sell (by public auction, private sale or a “store closing”, “going out of business” or similar sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented Inventory of the same type sold in any Loan Party’s business), store or otherwise deal with the Revolving Priority Collateral, in each case without the involvement of or interference by the Term Loan Agent or any Term Loan Lender or liability to the Term Loan Agent or any Term Loan Lender. The Term Loan Agent may not sell, assign or otherwise transfer the related Term Loan Priority Collateral prior to the expiration of the Use Period, unless the purchaser, assignee or transferee thereof agrees in writing to be bound by the provisions of this Section 7.05(c). None of the Administrative Agent, the Collateral Agent nor any Revolving Loan Lender shall be obligated to pay any rent, fee or other amounts to the Term Loan Agent or the Term Loan Lenders (or any person claiming by, through or under any of them, including any purchaser of the Term Loan Priority Collateral) or to the Loan Parties, for or in respect of the use by the Administrative Agent, the Collateral Agent and the Revolving Loan Lenders of the Term Loan Priority Collateral. The Administrative Agent, the Collateral Agent and the Revolving Loan Lenders shall (i) use the Term Loan Priority Collateral in accordance with Applicable Law; (ii) insure the Term Loan Priority Collateral for damage to property and liability to persons, including property and liability insurance for the benefit of the Term Loan Agent and the Term Loan Agent shall be named as an additional insured and loss payee thereon; and (iii) indemnify the Term Loan Lenders from any claim, loss, damage, cost or liability (including reasonable attorneys’ fees and expenses) arising from the Administrative Agent’s, the Collateral Agent’s and the Revolving Loan Lenders’ use of the Term Loan Priority Collateral (except for those arising from the gross negligence or willful misconduct of the Term Loan Agent or any Term Loan Lender). (d) Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, if any Loan Party shall be subject to any proceeding with respect to any Debtor Relief Laws: (i) If the Administrative Agent or any Revolving Loan Lender shall seek to provide any Loan Party with, or consent to a third party providing, any DIP Financing, with such DIP Financing to be secured by all or any portion of the Collateral or Real Estate Collateral (including assets that, but for the application 131 of Section 552 of the Bankruptcy Code or other Applicable Law would be Collateral or Real Estate Collateral), then each of the Term Loan Agent and the Term Loan Lenders agrees that it will raise no objection and will not support any objection to such DIP Financing or to the Liens securing the same (or securing any claim for diminution in value in connection therewith) on any grounds, so long as (x) the terms of such DIP Financing complies with the terms and conditions of this Agreement, including, without limitation, (A) the sum of (I) all then outstanding Credit Extensions (excluding those made in respect of the Term Loan) plus (II) outstanding loans and unfunded commitments under the DIP Financing do not exceed an amount equal to (the “Maximum Revolving Insolvency Amount”) (1) the then existing Adjusted Combined Loan Cap, plus (2) the Insolvency Increase Amount, minus, (3) the outstanding amount of the Term Loans, minus (4) the minimum Availability required to be maintained under Section 6.11, (B) the agreement governing such DIP Financing contains a minimum Excess Availability no less restrictive than contained the covenant contained in Section 6.11 of this Agreement (and such covenant is satisfied at the level provided therein (subject to any adjustment as a result of the increase in Revolving Loan Commitments caused by the Insolvency Increase Amount), (C) the agent under such DIP Financing shall implement, and maintain, at all times, a reserve against all borrowing bases in the amount of any carve out amount granted with respect to professional fees and expenses, court costs, filing fees, and fees and costs of the Office of the United States Trustee as granted by the court or as agreed to by the Administrative Agent in its reasonable discretion, (D) to the extent any term or condition contained in such DIP Financing (I) corresponds to a term or condition contained in this Agreement the modification or waiver of which would require the consent of the Term Loan Agent or any Term Loan Lender and (II) would be less restrictive to the Loan Parties than the corresponding term or condition contained in this Agreement, such term or condition shall be approved by the Term Loan Agent or such Term Loan Lender, as applicable, in its respective reasonable discretion, (E) the Collateral Agent retains its Lien on the Collateral and Real Estate Collateral to secure the Obligations owing to the Term Loan Lenders and the Term Loan Agent (in each case, including Proceeds thereof arising after the commencement of the case under any Debtor Relief Laws) and (I) as to the Term Loan Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the subject Debtor Relief Laws and any Lien on the Term Loan Priority Collateral securing such DIP Financing is junior and subordinate to the Lien of the Collateral Agent on the Term Loan Priority Collateral and (II) as to the Revolving Priority Collateral, such Lien has the same relative priority as existed prior to the commencement of the case under the subject Debtor Relief Laws, subject only to the senior Liens granted to the (1) Administrative Agent or any Revolving Loan Lender securing the Obligations owing to the Administrative Agent, the Collateral Agent, the Revolving Loan Lenders and the Issuing Banks and (2) Administrative Agent or any such Revolving Loan Lender securing any such DIP Financing, and (y) the DIP Financing is subject to the applicable rights of the Term Loan Agent under this Agreement (a DIP Financing complying with 132 the provisions of this paragraph referred to herein as a “Conforming DIP”). For purposes of determining whether a DIP Financing is a Conforming DIP (in addition, for certainty, to any approval of the lenders or borrowers party to such DIP Financing): (i) the “Maximum Revolving Insolvency Amount” shall be calculated as it and all component terms are defined herein, mutatis mutandis with respect to the DIP Financing, and any changes thereto which would result in an amount greater than the Maximum Revolving Insolvency Amount being available to be borrowed by the Borrower shall be subject to the prior written consent of the Term Loan Agent and (ii) any changes to the minimum Excess Availability covenant in any such DIP Financing which would result in a greater amount available to be borrowed by the Loan Parties shall be subject to the prior written consent of the Term Loan Agent. If the Term Loan Agent and any applicable Term Loan Lenders consent to any change in any term or condition contained in this Agreement as hereinabove provided (including, without limitation, modifying the definition of “Maximum Revolving Insolvency Amount” in a manner that would result in a greater amount available to be borrowed by the Borrower as hereinabove provided), then the Term Loan Agent and each Term Loan Lender agrees that it will raise no objection, and will not support any objection, to such DIP Financing or to the Liens securing the same (or securing any claim for diminution in value in connection therewith). (ii) The Term Loan Agent and the Term Loan Lenders, in their capacities as such, hereby agree that they shall not (a) provide or offer to provide any DIP Financing to the Loan Parties or (b) endorse (except as provided in clause (i) above) the provision of any DIP Financing to the Loan Parties, in each case of (a) and (b), to which Liens that are senior or pari passu in priority to the Liens on the Revolving Priority Collateral securing the Obligations owing to the Administrative Agent, the Collateral Agent, the Revolving Loan Lenders and the Issuing Banks are granted. The Administrative Agent, the Collateral Agent, the Revolving Loan Lenders and the Issuing Banks hereby agree that they shall not offer, and shall not permit any their respective Affiliates to offer, to provide any DIP Financing to the Loan Parties in any proceeding under any Debtor Relief Law or endorse the provision of any DIP Financing to the Loan Parties in any proceeding under any Debtor Relief Law pursuant to which Liens that are senior or pari passu in priority to the Liens on the Term Loan Priority Collateral securing the Obligations owing to the Term Loan Lenders and the Term Loan Agent are granted. (iii) All adequate protection granted to the Administrative Agent and the Collateral Agent in any proceeding with respect to any Debtor Relief Laws, including all Liens granted to the Collateral Agent in any such proceeding as adequate protection, are intended to be for the benefit of all Credit Parties and shall be subject to the priorities set forth in Section 7.04, subject to any court order affecting the rights and interests of the parties hereto not in conflict with the terms hereof. Without limiting the foregoing, subject to this Section 7.05(c), the Term Loan Lenders shall have the right to request the Administrative Agent and/or the Collateral Agent to seek adequate protection for the Term Loan in the 133 form of payment of interest at the then applicable rate on the Term Loan and reimbursement of expenses of the Term Loan Agent; provided, however, that the Administrative Agent, on behalf of itself and the Credit Parties (other than the Term Loan Agent and the Term Loan Lenders), may contest (or support any other Person contesting) any request by the Term Loan Agent or any Term Loan Lender for such adequate protection from proceeds of Revolving Priority Collateral unless each of the following conditions is satisfied: (w) such payments are approved by a final order of the United States Bankruptcy Court approving a DIP Financing consented to by the Administrative Agent, (x) the Credit Parties (other than the Term Loan Agent and the Term Loan Lenders) are also receiving adequate protection payments covering their interest, fees and expenses, (y) the amount of all such payments is added to the Maximum Revolving Insolvency Amount, and (z) the Term Loan Agent and the Term Loan Lenders agree to pay over an amount not to exceed the payments so received if the Obligations entitled to priority over the Obligations in respect of the Term Loan under SECTION 7.04 are not paid in full in such proceeding. Neither the Administrative Agent nor the Collateral Agent shall be required to seek such adequate protection for the Term Loan in accordance with the immediately preceding sentence so long as the Administrative Agent or the Collateral Agent shall have appointed the Term Loan Agent as an agent of the Administrative Agent or the Collateral Agent, as applicable, for purposes of exercising the rights of the Administrative Agent or the Collateral Agent, as applicable, to seek such adequate protection. (e) Each of the Term Loan Agent and the Term Loan Lenders agrees not to (i) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any proceeding under any Debtor Relief Law in respect of any Revolving Priority Collateral of any Loan Party, without the prior written consent of the Administrative Agent, or (ii) oppose any request by the Administrative Agent or any Credit Party (other than the Term Loan Agent and the Term Loan Lenders) for relief from the automatic stay or any other stay in any proceeding under any Debtor Relief Law in respect of any Revolving Priority Collateral of any Loan Party. Each of the Administrative Agent and the Revolving Loan Lenders agrees not to (i) seek (or support any other Person seeking) relief from the automatic stay or any other stay in any proceeding under any Debtor Relief Law in respect of any Term Loan Priority Collateral of any Loan Party, without the prior written consent of the Term Loan Agent, or (ii) oppose any request by the Term Loan Agent or any Credit Party (other than the Administrative Agent and the Revolving Loan Lenders) for relief from the automatic stay or any other stay in any proceeding under any Debtor Relief Law in respect of any Term Loan Priority Collateral of any Loan Party. (f) For the avoidance of doubt and notwithstanding anything to the contrary contained herein or in Section 7.03, the foregoing provisions of this Section 7.05 shall control so long as any principal balance of the Term Loan is outstanding (in the event of any conflict between the provisions of Section 7.03 and Section 7.05), and the Administrative Agent, the Collateral Agent and the Term Loan Agent hereby agree that any references to Section 7.03 in the Loan Documents shall be deemed to refer to this Section 7.05. 134

(g) This Section 7.05 shall not be amended without the consent of each Term Loan Lender. SECTION 7.06. Separate Claims and Separate Classifications. Each of the Credit Parties hereto acknowledges and agrees that because of, among other things, their differing rights and priorities in the Collateral and Real Estate Collateral , the claims of the Revolving Loan Lenders and the Term Loan Lenders in respect of the Collateral and Real Estate Collateral are fundamentally different from each other, and the claims of the Revolving Loan Lenders and the Term Loan Lenders in respect of any Collateral and Real Estate Collateral must be separately classified in any bankruptcy or other insolvency proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that, in respect of any Collateral or Real Estate Collateral , the Revolving Loan Lenders and the Term Loan Lenders in respect of such Collateral or Real Estate Collateral constitute only one secured claim (rather than separate classes of secured claims), then all distributions shall be made as if there were separate classes of secured claims in respect of any Collateral or Real Estate Collateral and, to the extent that any holder of the Revolving Loans or Term Loan receives distributions in respect of the Collateral or Real Estate Collateral , such distributions shall be held in trust by the receiving party and distributed giving effect to the foregoing. ARTICLE VIII The Agents SECTION 8.01. Administration by Administrative Agent. Each Lender, the Collateral Agent, the Term Loan Agent, and the Issuing Bank hereby designate Wells Fargo as Administrative Agent under this Agreement and the other Loan Documents. The general administration of the Loan Documents shall be by the Administrative Agent. The Lenders, the Collateral Agent, the Term Loan Agent, and the Issuing Bank each hereby irrevocably authorizes the Administrative Agent (a) to enter into the Loan Documents to which it is a party and (b) at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Loan Documents and the Notes as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto. The Administrative Agent shall have no duties or responsibilities except as set forth in this Agreement and the remaining Loan Documents, nor shall it have any fiduciary relationship with any Lender, and no implied covenants, responsibilities, duties, obligations, or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent. SECTION 8.02. The Collateral Agent; The Term Loan Agent. (a) Collateral Agent. Each Lender, the Administrative Agent, the Term Loan Agent, and the Issuing Bank hereby (i) designate Wells Fargo as Collateral Agent under this Agreement and the other Loan Documents, (ii) authorize the Collateral Agent to enter into the Security Documents and the other Loan Documents to which it is a party and to perform its duties and obligations thereunder, together with all powers reasonably incidental thereto, and (iii) agree and consent to all of the provisions of the Security Documents. All Collateral and Real Estate Collateral shall be held or administered by the Collateral Agent (or its duly-appointed agent) for its benefit and for the ratable benefit of 135 the other Credit Parties. Any proceeds received by the Collateral Agent from the foreclosure, sale, lease or other disposition of any of the Collateral and any other proceeds received pursuant to the terms of the Security Documents or the other Loan Documents shall be paid over to the Administrative Agent for application as provided in Sections 2.21, 2.24, or Error! Reference source not found. , as applicable. The Collateral Agent shall have no duties or responsibilities except as set forth in this Agreement and the remaining Loan Documents, nor shall it have any fiduciary relationship with any Lender, and no implied covenants, responsibilities, duties, obligations, or liabilities shall be read into the Loan Documents or otherwise exist against the Collateral Agent. (b) Term Loan Agent. Each Term Loan Lender hereby (i) designates Wells Fargo as Term Loan Agent under this Agreement and the other Loan Documents, (ii) authorizes the Term Loan Agent to enter into the Loan Documents to which it is a party and (iii) authorizes the Term Loan Agent, at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Loan Documents as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto. The Term Loan Agent shall have no duties or responsibilities except as set forth in this Agreement and the remaining Loan Documents, nor shall it have any fiduciary relationship with any Lender, and no implied covenants, responsibilities, duties, obligations, or liabilities shall be read into the Loan Documents or otherwise exist against the Term Loan Agent. SECTION 8.03. Agreements of Certain Requisite Lenders. (a) Upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of only the Required Lenders, the Required Revolving Loan Lenders or the Required Term Loan Lenders, action shall be taken by the Agents for and on behalf or for the benefit of all Lenders upon the direction of the Required Lenders, the Required Revolving Loan Lenders or the Required Term Loan Lenders, as applicable, and any such action shall be binding on all Lenders, and (b) upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Required Supermajority Lenders, action shall be taken by the Agents for and on behalf or for the benefit of all Lenders upon the direction of the Required Supermajority Lenders and any such action shall be binding on all Lenders. No amendment, modification, consent, or waiver shall be effective except in accordance with the provisions of Section 9.02. SECTION 8.04. Liability of Agents. (a) Each of the Agents, when acting on behalf of the Lenders (or any subset thereof) and the Issuing Bank, may execute any of its respective duties under this Agreement by or through any of its respective officers, agents and employees, and none of the Agents nor their respective directors, officers, agents or employees shall be liable to the Lenders or the Issuing Bank or any of them for any action taken or omitted to be taken in good faith, or be responsible to the Lenders or the Issuing Bank or to any of them for the consequences of any oversight or error of judgment, or for any loss, except to the extent of any liability imposed by law by reason of such Agent’s own gross negligence or willful misconduct. The Agents and their respective 136 directors, officers, agents and employees shall in no event be liable to the Lenders or the Issuing Bank or to any of them for any action taken or omitted to be taken by them pursuant to instructions received by them from the Required Lenders, the Required Revolving Loan Lenders, the Required Term Loan Lenders, or Required Supermajority Lenders, or all Lenders, as applicable, or in reliance upon the advice of counsel selected by it. Without limiting the foregoing, none of the Agents, nor any of their respective directors, officers, employees, or agents (i) shall be responsible to any Lender or the Issuing Bank for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any recital, statement, warranty or representation in, this Agreement, any Loan Document or any related agreement, document or order, or (ii) shall be required to ascertain or to make any inquiry concerning the performance or observance by any Loan Party of any of the terms, conditions, covenants, or agreements of this Agreement or any of the Loan Documents, or (iii) shall be responsible to any Lender or the Issuing Bank for the state or condition of any properties of the Borrower or any other obligor hereunder constituting Collateral or Real Estate Collateral for the Obligations of the Borrower hereunder, or any information contained in the books or records of the Borrower; or (iv) shall be responsible to any Lender or the Issuing Bank for the validity, enforceability, collectibility, effectiveness or genuineness of this Agreement or any other Loan Document or any other certificate, document or instrument furnished in connection therewith; or (v) shall be responsible to any Lender or the Issuing Bank for the validity, priority or perfection of any Lien securing or purporting to secure the Obligations or the value or sufficiency of any of the Collateral or Real Estate Collateral . (b) The Agents may execute any of their duties under this Agreement or any other Loan Document by or through their agents or attorneys-in-fact, and shall be entitled to the advice of counsel concerning all matters pertaining to its rights and duties hereunder or under the Loan Documents. The Agents shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by them with reasonable care. (c) None of the Agents nor any of their respective directors, officers, employees, or agents shall have any responsibility to the Loan Parties on account of the failure or delay in performance or breach by any Lender (other than by the Agent in its capacity as a Lender) or the Issuing Bank of any of their respective obligations under this Agreement or the Notes or any of the Loan Documents or in connection herewith or therewith. (d) The Agents shall be entitled to rely, and shall be fully protected in relying, upon any notice, consent, certificate, affidavit, or other document or writing believed by them to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and statements of legal counsel (including, without, limitation, counsel to the Loan Parties), independent accountants and other experts selected by the Agents. The Agents shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless they shall first receive such advice or concurrence of the Required Lenders as they deem appropriate or they shall first be indemnified to their satisfaction by the Lenders against any and all liability and expense which may be incurred by them by reason of the taking or failing to take any such action. 137

SECTION 8.05. Notice of Default; Actions on Default. (a) The Agents shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Agents have actual knowledge of the same or has received notice from a Lender or the Loan Parties referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Agents obtain such actual knowledge or receive such a notice, the Agents shall give prompt notice thereof to each of the Lenders. (b) The Agents shall (subject to the provisions of Section 9.02) take such action with respect to any Default or Event of Default as shall be reasonably directed by the Required Lenders. Unless and until the Agents shall have received such direction, the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Default or Event of Default as they shall deem advisable in the best interest of the Lenders. In no event shall the Agents be required to comply with any such directions to the extent that the Agents believe that their compliance with such directions would be unlawful. SECTION 8.06. Lenders’ Credit Decisions. Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender, and based on the financial statements prepared by the Loan Parties and such other documents and information as it has deemed appropriate, made its own credit analysis and investigation into the business, assets, operations, property, and financial and other condition of the Loan Parties and has made its own decision to enter into this Agreement and the other Loan Documents and agrees that the Agents shall bear no responsibility therefor. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in determining whether or not conditions precedent to closing any Loan hereunder have been satisfied and in taking or not taking any action under this Agreement and the other Loan Documents. SECTION 8.07. Reimbursement and Indemnification. Without limiting the Loan Parties’ obligations hereunder, each Lender agrees (a) to reimburse (i) each Agent for such Lender’s Commitment Percentage of any expenses and fees incurred by such Agent for the benefit of the Lenders or the Issuing Bank under this Agreement, the Notes and any of the Loan Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders or the Issuing Bank, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by the Loan Parties and (ii) each Agent for such Lender’s Commitment Percentage of any expenses of such Agent incurred for the benefit of the Lenders or the Issuing Bank that the Loan Parties have agreed to reimburse pursuant to Section 9.03 and has failed to so reimburse and (b) to indemnify and hold harmless the Agents and any of their directors, officers, employees, or agents, on demand, in the amount of such Lender’s Commitment Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of this Agreement, the Notes or any of the Loan Documents or any action taken or omitted by it or any of them under this Agreement, the Notes or any of the Loan Documents to the extent not reimbursed by the 138

Loan Parties (except such as shall result from their respective gross negligence or willful misconduct). The provisions of this Section 8.07 shall survive the repayment of the Obligations and the termination of the Commitments. SECTION 8.08. Rights of Agents. It is understood and agreed that Wells Fargo shall have the same rights and powers hereunder (including the right to give such instructions) as the other Lenders and may exercise such rights and powers, as well as its rights and powers under other agreements and instruments to which it is or may be party, and engage in other transactions with the Borrower, as though it were not the Administrative Agent, the Collateral Agent, or the Term Loan Agent under this Agreement. Each Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of commercial or investment banking, trust, advisory or other business with the Loan Parties and their Subsidiaries and Affiliates as if it were not an Agent hereunder. SECTION 8.09. Notice of Transfer. The Agents may deem and treat a Lender party to this Agreement as the owner of such Lender’s portion of the Loans for all purposes, unless and until, and except to the extent, an Assignment and Acceptance shall have become effective as set forth in Section 9.04(b). SECTION 8.10. Successor Agent. Any Agent may resign at any time by giving five (5) Business Days’ written notice thereof to the Lenders, the Issuing Bank, the other Agents and the Borrower. Upon any such resignation of any Agent, the Required Lenders (or, in the case of the resignation of the Term Loan Agent, the Required Term Loan Lenders) shall have the right to appoint a successor Agent, which so long as there is no Default or Event of Default, shall be reasonably satisfactory to the Borrower (whose consent shall not be unreasonably withheld or delayed). If no successor Agent shall have been so appointed by the Required Lenders (or, in the case of a successor Term Loan Agent, the Required Term Loan Lenders) and shall have accepted such appointment, within thirty (30) days after the retiring Agent’s giving of notice of resignation, the retiring Agent may, on behalf of the Lenders, the other Agents and the Issuing Bank, appoint a successor Agent which shall be a Person capable of complying with all of the duties of such Agent (and the Issuing Bank), hereunder (in the opinion of the retiring Agent and as certified to the Lenders in writing by such successor Agent) which, so long as there is no Default or Event of Default, shall be reasonably satisfactory to the Borrower (whose consent shall not be unreasonably withheld or delayed). Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent’s resignation hereunder as such Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was such Agent under this Agreement. SECTION 8.11. Reports and Financial Statements. (a) Promptly after receipt thereof from the Borrower, the Administrative Agent shall remit to each Lender and the Collateral Agent copies of all financial statements required to be delivered by the Borrower hereunder and all commercial finance examinations and appraisals of the Collateral or Real Estate Collateral received 139 by the Administrative Agent and all notices received by the Administrative Agent under Section 5.02 hereof, and a copy of any Borrowing Base Certificate so received (collectively, the “Reports”). The Reports required to be delivered pursuant to this paragraph shall be deemed to have been delivered on the date on which the Administrative Agent provides notice to the Lenders and the Collateral Agent that such information has been posted on the Internet and is accessible by the Lenders and the Collateral Agent without charge. (b) By signing this Agreement, each Lender: (i) agrees to furnish the Administrative Agent and the Term Loan Agent with a summary of all Bank Products (including, without limitation, all Hedging Agreements) and Cash Management Services due from a Loan Party or to become due to such Lender from time to time. In connection with any distributions to be made hereunder, the Administrative Agent and the Term Loan Agent shall be entitled to assume that no amounts are due from a Loan Party to any Lender on account of any Bank Products or Cash Management Services unless the Administrative Agent and/or the Term Loan Agent, as applicable, has received written notice thereof from such Lender; (ii) expressly agrees and acknowledges that neither the Administrative Agent nor the Term Loan Agent makes any representation or warranty as to the accuracy of the Reports, and shall not be liable for any information contained in any Report; (iii) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agents or any other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Borrower’s books and records, as well as on representations of the Borrower’s personnel; (iv) agrees to keep all Reports confidential in accordance with the provisions of Section 9.14 hereof; and (v) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agents and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Credit Extensions that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a Loan or Loans; and (ii) to pay and protect, and indemnify, defend, and hold the Agents and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including attorney costs) incurred by the Agents and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender. 140

SECTION 8.12. Delinquent Lender. (a) If for any reason any Revolving Loan Lender shall become a Deteriorating Lender or shall fail or refuse to abide by its obligations under this Agreement, including without limitation its obligation to make available to Administrative Agent its Revolving Loan Commitment Percentage of any Revolving Loans, expenses or setoff or purchase its Revolving Loan Commitment Percentage of a participation interest in the Swingline Loans or Letters of Credit (a “Delinquent Lender”) and such failure is not cured within two (2) Business Days after receipt from the Administrative Agent of written notice thereof, then, in addition to the rights and remedies that may be available to the Agents, the Revolving Loan Lenders, the Loan Parties or any other party at law or in equity, and not at limitation thereof, such Deteriorating Lender or Delinquent Lender’s right to participate in the administration of, or decision-making rights related to, the Revolving Loans, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal. Further, notwithstanding the provisions of Section 2.08 hereof, the Administrative Agent shall not be obligated to transfer to a Delinquent Lender any payments made by the Borrower to the Administrative Agent for the Delinquent Lender’s benefit or any proceeds of Collateral or Real Estate Collateral that would otherwise be remitted hereunder to the Delinquent Lender, and, in the absence of such transfer to the Delinquent Lender, the Administrative Agent shall transfer any such payments (i) first, to the Swingline Lender to the extent of any Swingline Loans that were made by the Swingline Lender and that were required to be, but were not, paid by the Delinquent Lender, (ii) second, to the Issuing Bank, to the extent of the portion of an L/C Disbursement that was required to be, but was not, paid by the Delinquent Lender, (iii) third, to each Non-Delinquent Lender ratably in accordance with their Revolving Loan Commitments (but, in each case, only to the extent that such Delinquent Lender’s portion of a Revolving Loan (or other funding obligation) was funded by such other Non- Delinquent Lender), (iv) to the Cash Collateral Account, the proceeds of which shall be retained by the Administrative Agent and may be made available to be re-advanced to or for the benefit of the Borrower (upon the request of the Borrower and subject to the conditions set forth in Section 4.02) as if such Delinquent Lender had made its portion of the Revolving Loans (or other funding obligations) hereunder, and (v) from and after the date on which all other Obligations (other than in respect of the Term Loan) have been paid in full, to such Delinquent Lender. Subject to the foregoing, the Administrative Agent may hold and, in its discretion, re-lend to the Borrower for the account of such Delinquent Lender the amount of all such payments received and retained by the Administrative Agent for the account of such Delinquent Lender. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents (including the calculation of Revolving Loan Commitment Percentages in connection therewith) and for the purpose of calculating the fees payable under Section 2.13 and 2.14, such Delinquent Lender shall be deemed not to be a “Revolving Loan Lender” and such Revolving Loan Lender’s Revolving Loan Commitment shall be deemed to be zero; provided, that the foregoing shall not apply to any of the matters governed by subclauses (i), (ii) or (iii) under Section 9.02(b). The provisions of this Section 8.12 shall remain effective with respect to such Delinquent Lender until the earlier of (y) the date on which all of the Non-Delinquent Lenders, the Administrative Agent, the Issuing Bank, and the Borrower shall have waived, in writing, the application of this Section 8.12 to such Delinquent 141

Lender, or (z) the date on which such Delinquent Lender pays to the Administrative Agent all amounts owing by such Delinquent Lender in respect of the amounts that it was obligated to fund hereunder, and, if requested by the Administrative Agent, provides adequate assurance of its ability to perform its future obligations hereunder (on which earlier date, so long as no Event of Default has occurred and is continuing, any remaining cash collateral held by the Administrative Agent pursuant to Section 8.12(b) shall be released to the Borrower). The operation of this Section 8.12 shall not be construed to increase or otherwise affect the Revolving Loan Commitment of any Revolving Loan Lender, to relieve or excuse the performance by such Delinquent Lender or any other Revolving Loan Lender of its duties and obligations hereunder, or to relieve or excuse the performance by the Borrower of its duties and obligations hereunder to any Agent, the Issuing Bank, the Swingline Lender, or to the Revolving Loan Lenders other than such Delinquent Lender. Any failure by a Delinquent Lender to fund amounts that it was obligated to fund hereunder shall constitute a material breach by such Delinquent Lender of this Agreement and shall entitle the Borrower, at their option, upon written notice to the Administrative Agent, to arrange for a substitute Revolving Loan Lender to assume the Revolving Loan Commitment of such Delinquent Lender, such substitute Revolving Loan Lender to be reasonably acceptable to the Administrative Agent. In connection with the arrangement of such a substitute Revolving Loan Lender, the Delinquent Lender shall have no right to refuse to be replaced hereunder, and agrees to execute and deliver a completed form of Assignment and Acceptance in favor of the substitute Revolving Loan Lender (and agrees that it shall be deemed to have executed and delivered such document if it fails to do so) subject only to being paid its share of the outstanding Obligations (including (1) all interest, fees (except any Commitment Fees or Letter of Credit Fees not due to such Delinquent Lender in accordance with the terms of this Agreement), and other amounts that may be due and payable in respect thereof, and (2) an assumption of its Commitment Percentage of its participation in the Letters of Credit, but excluding Obligations in respect of the Term Loan); provided, that any such assumption of the Revolving Loan Commitment of such Delinquent Lender shall not be deemed to constitute a waiver of any of the Credit Parties’ or the Loan Parties’ rights or remedies against any such Delinquent Lender arising out of or in relation to such failure to fund. In the event of a direct conflict between the priority provisions of this Section 8.12 and any other provision contained in this Agreement or any other Loan Document, it is the intention of the parties hereto that such provisions be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 8.12 shall control and govern. The Delinquent Lender’s decision-making and participation rights and rights to payments as set forth above shall be restored only upon the payment by the Delinquent Lender of its Revolving Loan Commitment Percentage of any Revolving Loans, any participation obligation, or expenses as to which it is delinquent, together with interest thereon at the rate set forth in Section 2.11 hereof from the date when originally due until the date upon which any such amounts are actually paid. (b) If any Swingline Loan or Letter of Credit is outstanding at the time that a Revolving Loan Lender becomes a Delinquent Lender, then: 142

(i) such Delinquent Lender’s participation interest in any Swingline Loan or Letter of Credit shall be reallocated among the Non-Delinquent Lenders in accordance with their respective Revolving Loan Commitment Percentages but only to the extent (x) the outstanding amount sum of all Non-Delinquent Lenders’ Credit Extensions (excluding those made in respect of the Term Loan) after giving effect to such reallocation does not exceed the total of all Non-Delinquent Lenders’ Revolving Loan Commitments and (y) the conditions set forth in Section 4.02 are satisfied at such time; (ii) if the reallocation described in clause (b)(i) above cannot, or can only partially, be effected, the Borrower shall within one Business Day following notice by the Administrative Agent (x) first, prepay such Delinquent Lender’s participation in any outstanding Swingline Loans (after giving effect to any partial reallocation pursuant to clause (b)(i) above) and (y) second, cash collateralize such Delinquent Lender’s participation in Letters of Credit (after giving effect to any partial reallocation pursuant to clause (b)(i) above), pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent, for so long as such L/C Bank Obligations are outstanding; provided, that the Borrower shall not be obligated to cash collateralize any Delinquent Lender’s participations in Letters of Credit if such Delinquent Lender is also the Issuing Bank; (iii) if the Borrower cash collateralizes any portion of such Delinquent Lender’s participation in Letters of Credit pursuant to this Section 8.12(b), the Borrower shall not be required to pay any Letter of Credit Fees to the Administrative Agent for the account of such Delinquent Lender pursuant to Section 2.07 with respect to such cash collateralized portion of such Delinquent Lender’s participation in Letters of Credit during the period such participation is cash collateralized; (iv) to the extent the participation by any Non-Delinquent Lender in the Letters of Credit is reallocated pursuant to this Section 8.12(b), then the Letter of Credit Fees payable to the Non-Delinquent Lenders pursuant to Section 2.07 shall be adjusted in accordance with such reallocation; (v) to the extent any Delinquent Lender’s participation in Letters of Credit is neither cash collateralized nor reallocated pursuant to this Section 8.12(b), then, without prejudice to any rights or remedies of the Issuing Bank or any Revolving Loan Lender hereunder, all Letter of Credit Fees that would have otherwise been payable to such Delinquent Lender under Section 2.07 with respect to such portion of such participation shall instead be payable to the Issuing Bank until such portion of such Delinquent Lender’s participation is cash collateralized or reallocated; (vi) so long as any Revolving Loan Lender is a Delinquent Lender, the Swingline Lender shall not be required to make any Swingline Loan and the Issuing Bank shall not be required to issue, amend, or increase any Letter of Credit, in each case, to the extent (x) the Delinquent Lender’s Revolving Loan Commitment Percentage of such Swingline Loans or Letter of Credit cannot be reallocated pursuant to this Section 8.12(b) or (y) the Swingline Lender or the Issuing Bank, as applicable, has not otherwise entered into arrangements reasonably satisfactory to the Swingline Lender or the Issuing Bank, as 143

applicable, and the Borrower to eliminate the Swingline Lender’s or Issuing Bank’s risk with respect to the Delinquent Lender’s participation in Swingline Loans or Letters of Credit; and (vii) The Administrative Agent may release any cash collateral provided by the Borrower pursuant to this Section 8.12(b) to the Issuing Bank and the Issuing Bank may apply any such cash collateral to the payment of such Delinquent Lender’s Revolving Loan Commitment Percentage of any L/C Disbursement that is not reimbursed by the Borrower pursuant to Section 2.07. (c) The non-delinquent Revolving Loan Lenders shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to acquire for no cash consideration (pro rata, based on the respective Revolving Loan Commitments of those Lenders electing to exercise such right) the Deteriorating Lender’s or Delinquent Lender’s Commitment to fund future Loans (the “Delinquent Lender’s Future Commitment”). Upon any such purchase of the Revolving Loan Commitment Percentage of any Deteriorating Lender’s or Delinquent Lender’s Future Commitment, the Deteriorating Lender’s or Delinquent Lender’s share in future Revolving Loans and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Deteriorating Lender’s or Delinquent Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance. Each Deteriorating Lender and Delinquent Lender shall indemnify the Agents and each non-delinquent Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys’ fees and funds advanced by any Agent other than Term Loan Agent or by any non-delinquent Revolving Loan Lender, on account of a Deteriorating Lender’s or Delinquent Lender’s failure to timely fund its Revolving Loan Commitment Percentage of a Revolving Loan or to otherwise perform its obligations under the Loan Documents. SECTION 8.13. Arrangers, Documentation Agent and Co-Syndication Agents. Notwithstanding the provisions of this Agreement or any of the other Loan Documents, the Documentation Agent, the Co-Syndication Agents, and, except as provided in Section 2.02 hereof, the Arrangers shall have no powers, rights, duties, responsibilities or liabilities with respect to this Agreement and the other Loan Documents in their capacities as such. SECTION 8.14. Agent for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Liens for the benefit of the Agents and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other Applicable Law of the United States can be perfected only by possession or control. Should any Lender (other than the Agents) obtain possession or control of any such Collateral, such Lender shall notify the Agents thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver such Collateral to the Collateral Agent or otherwise deal with such Collateral in accordance with the Collateral Agent’s instructions. SECTION 8.15. Relation Among the Lenders. The Lenders are not partners or co- venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agents) authorized to act for, any other Lender. 144

SECTION 8.16. Collateral and Guaranty Matters. The Credit Parties irrevocably authorize the Administrative Agent and the Collateral Agent, at their option and in their discretion, (a) to release any Lien on any property granted to or held by the Collateral Agent under any Loan Document (i) upon termination of the Revolving Loan Commitments and (A) payment in full of all Obligations and (B)(x) the expiration or termination of all Letters of Credit, or (y) the deposit of cash collateral with the Administrative Agent in an amount equal to 103% of the Letter of Credit Outstandings, (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing by the applicable Lenders in accordance with Section 9.02; (b) to subordinate any Lien on any property granted to or held by the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(d); and (c) to release any Facility Guarantor that is a Subsidiary from its obligations under the Facility Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder. Upon request by the Administrative Agent or the Collateral Agent at any time, the applicable Lenders will confirm in writing such Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Facility Guarantor from its obligations under the Facility Guaranty pursuant to this Section 8.16. In each case as specified in this Section 8.16, the Administrative Agent and the Collateral Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such party may reasonably request to evidence the release of such item of Collateral or Real Estate Collateral from the assignment and security interest granted under the Security Documents or to subordinate its interest in such item, or to release such Facility Guarantor from its obligations under the Facility Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 8.16. Notwithstanding the provisions of this Section 8.16, the Administrative Agent shall be authorized, without the consent of any Lender and without the requirement that an asset sale consisting of the sale, transfer or other disposition having occurred, to release any security interest in any building, structure or improvement located in an area determined by the Federal Emergency Management Agency to have special flood hazards. SECTION 8.17. Providers. Each provider of Bank Products or Cash Management Services (each, a “Provider”) in its capacity as such shall be deemed a third party beneficiary hereof and of the provisions of the other Loan Documents for purposes of any reference in a Loan Document to the parties for whom the Agents are acting. Each Agent hereby agrees to act as agent for such Providers and, by virtue of entering into an agreement in respect of Bank Products or Cash Management Services (each, a “Specified Agreement”), the applicable Provider shall be automatically deemed to have appointed each Agent as its agent and to have accepted the benefits of the Loan Documents. It is understood and agreed that the rights and 145 benefits of each Provider under the Loan Documents consist exclusively of such Provider’s being a beneficiary of the Liens and security interests (and, if applicable, guarantees) granted to the Collateral Agent and the right to share in payments and collections out of the Collateral or Real Estate Collateral as more fully set forth herein. In addition, each Provider, by virtue of entering into a Specified Agreement, shall be automatically deemed to have agreed that the Administrative Agent shall have the right, but shall have no obligation, to establish, maintain, relax, or release Reserves in accordance with Section 2.03 hereof, and that if reserves are established there is no obligation on the part of the Administrative Agent to determine or insure whether the amount of any such reserve is appropriate or not. The Administrative Agent shall have no obligation to calculate the amount due and payable with respect to any Obligations on account of Bank Products or Cash Management Services, but may rely upon a written notice from the applicable Provider provided pursuant to Section 9.01. In the absence of an updated written notice, the Administrative Agent shall be entitled to assume that the amount due and payable to the applicable Provider is the amount last certified to the Administrative Agent by such Provider as being due and payable (less any distributions made to such Provider on account thereof). The Borrower may obtain Bank Products or Cash Management Services from any Provider, although the Borrower is not required to do so. The Borrower acknowledges and agrees that no Provider has committed to provide any Bank Products or Cash Management Services and that the providing of Bank Products or Cash Management Services by any Provider is in the sole and absolute discretion of such Provider. SECTION 8.18. Reserves. (a) Notwithstanding anything to the contrary contained in this Agreement, as long as the Term Loan remains outstanding, the Administrative Agent shall maintain Reserves of the type existing on the Fourth Amendment Effective Date, which Reserves shall be calculated using the same methodology used prior to the Fourth Amendment Effective Date; provided that (x) the Administrative Agent may eliminate any Reserve concurrent with, or after elimination of, the event or circumstance that gave rise to the establishment of such Reserve and (y) the Administrative Agent may in its reasonable discretion change the methodology used to calculate any Reserve if the effect of such change is to increase the amount of such Reserve. For clarity, the foregoing shall not limit the right of the Administrative Agent (i) to modify the amount of any of the Reserves based upon mathematical calculations, including reducing the amount of any such Reserves to an amount less than those Reserves in effect on the Fourth Amendment Effective Date, or (ii) without regard to clause (i) hereof, to increase any Reserve from the level in effect at the time of the Fourth Amendment Effective Date and thereafter to reduce the amount of such Reserve to an amount not less than the amount thereof in effect on the Fourth Amendment Effective Date, in the case of each of clauses (i) and (ii), in a manner otherwise permitted by this Agreement. (b) If the Term Loan Agent determines in good faith that there has been a mathematical error in calculating the Term Loan Reserve, the Term Loan Agent may notify the Administrative Agent (and shall notify the Borrower) thereof, setting forth the amount of the Term Loan Reserve to be established as calculated by the Term Loan Agent and the basis for its determination, together with its detailed calculation. Within one (1) Business Day after receipt of such notice from the Term Loan Agent, the 146

Administrative Agent shall establish a Term Loan Reserve in the amount requested by the Term Loan Agent (in the absence of manifest error). The Administrative Agent shall have no obligation to investigate the basis for the Term Loan Agent’s dispute or calculation, may conclusively rely on the notice furnished by the Term Loan Agent with respect thereto, and shall have no liability to any Loan Party or Credit Party for following the instructions of the Term Loan Agent. (c) This Section 8.18 shall not be amended without the consent of the Required Term Loan Lenders. ARTICLE IX Miscellaneous SECTION 9.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows: (a) if to any Loan Party, to it at 2425 West Loop South, Houston Texas 77027, Attention: Chief Financial Officer (Telecopy No. (713) 300-0923), with a copy to the attention of the Chief Legal Officer of the Loan Party at the same mailing address (emailed e-mailed to LegalNotices@StageStores.com); (b) if to the Administrative Agent, the Collateral Agent, the Term Loan Agent or the Swingline Lender to Wells Fargo Bank, National Association, One Boston Place, Boston, Massachusetts 02108, Attention: Mr. Jai Alexander (Telecopy No. (855) 735 2006), with a copy to Riemer & Braunstein LLP, Seven Times Square, Suite 2506, New York, New York 10036, Attention: Lon M. Singer Steven E. Fox , Esquire (Telecopy No. (617) 880-3456); (c) if to any other Lender, to it at its address (or telecopy number) set forth on the signature pages hereto or on any Assignment and Acceptance for such Lender. Any party hereto may change its address or telecopy number for notices and other communi- cations hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Agents, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies 147 that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Agents, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Agents and the Loan Parties that are parties thereto, in each case with the Consent of the Required Lenders; except, that, no such agreement shall: (i) increase the Commitment of any Lender without the Consent of such Lender, or increase the Aggregate Revolving Loan Commitments (except as provided in Section 2.02) without the consent of each Revolving Loan Lender, or increase the aggregate principal balance of the Term Loans (except as provided in Section 2.02A) without the consent of the Required Revolving Loan Lenders and each Term Loan Lender, (ii) reduce the principal amount of any Loan or L/C Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the Consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Revolving Loan or L/C Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of the Commitments or the Maturity Date, without the Consent of each Lender affected thereby, (iv) change Sections 2.02 2.02 , 2.02A, 2.21 2.21 , 2.23 2.23 , 2.24 2.24 , 7.03, or 7.04 without the Consent of each Lender, (v) change any of the provisions of this Section 9.02 or the definition of the terms “Required Lenders”, “Required Revolving Loan Lenders”, “Required Term Loan Lenders” or “Required Supermajority Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the Consent of each Lender, (vi) except as set forth in Section 8.16, release any Loan Party from its obligations under any Loan Document, or limit its liability in respect of such Loan Document, without the Consent of each Lender, 148

(vii) except for sales described in Section 6.05 or as permitted in Section 8.16 or the Security Documents, release any material portion of the Collateral from the Liens of the Security Documents, without the Consent of each Lender, (viii) without the consent of all Revolving Loan Lenders and all Term Loan Lenders, amend the definition of “Revolving Loan Borrowing Base”, or any component definition of any of the foregoing if as a result thereof the amounts available to be borrowed by the Borrower would be increased, provided that the foregoing shall not limit the discretion of the Administrative Agent pursuant to clause (j) of the definition of Eligible Inventory, or to change, establish or eliminate any Reserves, (ix) without the consent of all Term Loan Lenders, amend the definition of “Term Loan Borrowing Base” or any component definition of any of the foregoing if as a result thereof the amounts available to be borrowed by the Borrower would be increased, except that if such amendment would directly or indirectly increase the Term Loan Credit Card Receivables Advance Rate or the Term Loan Inventory Advance Rate to more than 15% each, then the consent thereto of the Required Revolving Loan Lenders shall also be required; provided that the foregoing shall not limit the discretion of the Administrative Agent pursuant to clause (j) of the definition of Eligible Inventory, or to change, establish or eliminate any Reserves, (x) without the consent of Required Revolving Loan Lenders and Required Term Loan Lenders (and without limitation upon clause (b)(ii) above), (1) amend the definitions of “Adjusted LIBO Rate”, “Commitment Percentage”, “Appraised Value”, “Approved Fund”, “Bank Products”, “Bank Products Cap”, “Excess Availability”, “Prime Rate”, “Cash Management Services”, “Default Rate”, “Eligible Assignee”, “Enforcement Action”, “Insolvency Increase Amount”, “Interest Payment Date”, “LIBO Rate”, “Material Adverse Effect”, “Measurement Period”, “Payment Conditions”, “Restricted Payments”, “Reserves” (or any defined term included therein), “Revolving Loan Priority Collateral”, “Term Loan Action Notice”, “Term Loan Priority Collateral”, “Term Loan Reserve”, or “Unintentional Overadvance”, or (2) amend Sections 5.01, 5.02, 5.09, 5.10, 6.05, 7.01, 7.02, 9.03, or any provision of Article VI, (xi) modify the definition of “Permitted Overadvance” so as to increase the amount thereof or, except as provided in such definition, the time period for which a Permitted Overadvance may remain outstanding, in each case without the Consent of each Lender, or 149

(xii) subordinate the Obligations hereunder, or the Liens granted hereunder or under the other Loan Documents, to any other Indebtedness or Lien, as the case may be without the prior Consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent, the Issuing Bank or the Swingline Lender without the prior written consent of such Agent, the Issuing Bank or the Swingline Lender, as the case may be. Notwithstanding anything to the contrary contained in this Section 9.02, amendment of the definition of the term “Term Loan Interest Rate” shall only require the Consent of all Term Loan Lenders, except that if such amendment would increase the amount thereof by more than 3.50 percentage points, then the consent thereto of the Required Revolving Loan Lenders shall also be required. For the avoidance of doubt, the Administrative Agent shall be permitted to modify the amount of any of the Reserves based upon mathematical calculations (e.g., the application of a “shrink” reserve) without the consent of the Term Loan Agent or any other Person. (c) Notwithstanding anything to the contrary contained in this Section 9.02, in the event that the Borrower requests that this Agreement or any other Loan Document be modified, amended or waived in a manner which would require the Consent of the Lenders pursuant to Section 9.02(b) and such amendment is approved by the Required Lenders, but not by the percentage of the Lenders set forth in said Section 9.02(b), the Borrower, and the Required Lenders shall be permitted to amend this Agreement without the Consent of the Lender or Lenders which did not agree to the modification or amendment requested by the Borrower (such Lender or Lenders, collectively the “Minority Lenders”) to provide for (w) the termination of the Commitment of each of the Minority Lenders, (x) the addition to this Agreement of one or more Eligible Assignees, or an increase in the Commitment of one or more of the Required Lenders, so that the aggregate Commitments after giving effect to such amendment shall be in the same amount as the aggregate Commitments immediately before giving effect to such amendment, (y) if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new or increasing Lender or Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans (including principal, interest, fees, and all other Obligations) owing to the Minority Lenders immediately before giving effect to such amendment, and (z) such other modifications to this Agreement or the Loan Documents as may be appropriate and incidental to the foregoing. (d) No notice to or demand on any Loan Party shall entitle any Loan Party to any other or further notice or demand in the same, similar or other circumstances. Each holder of a Note shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not a Note shall have been marked to indicate such amendment, modification, waiver or consent and any consent by a Lender, or any holder of a Note, shall bind any Person subsequently acquiring a Note, whether or not a Note is so marked. No amendment to this Agreement or any other Loan Document shall be effective against the Borrower unless signed by the Borrower or other applicable Loan Party. SECTION 9.03. Expenses; Indemnity; Damage Waiver. Except as expressly set forth in the Fee Letter, (a) the Loan Parties shall jointly and severally pay all Credit Party Expenses and, 150 without duplication: (i) actual reasonable out-of-pocket expenses incurred by the Agents and their Affiliates, including the actual reasonable fees, charges and disbursements of counsels for the Agents, for Inventory appraisers, and for commercial finance examinations, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all actual reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment , renewal or extension of any Letter of Credit or any demand for payment thereunder, and (iii) all actual reasonable out-of-pocket expenses incurred by the Agents, the Issuing Bank or any Lender, including the reasonable fees, charges and disbursements of any counsels and any outside consultants for the Agents, the Issuing Bank or any Lender, for Inventory appraisals and for commercial finance examinations, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such actual reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Credit Extensions; provided that the Lenders who are not the Agents or the Issuing Bank shall not be entitled to reimbursement for counsel except after the occurrence and during the continuance of an Event of Default and in such event shall be entitled to reimbursement for no more than (x) one counsel representing all Revolving Loan Lenders (absent a conflict of interest in which case the Revolving Loan Lenders may engage and be reimbursed for additional counsel) and (y) one counsel representing all Term Loan Lenders (absent a conflict of interest in which case the Term Loan Lenders may engage and be reimbursed for one additional counsel). (b) The Loan Parties shall, jointly and severally, indemnify the Agents, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”), against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the transactions contemplated by the Loan Documents or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Loan Party or any of the Subsidiaries, or any Environmental Liability related in any way to any Loan Party or any of the Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that (x) such losses, claims, damages, liabilities or related expenses resulted from the gross negligence, willful misconduct or bad faith of such Indemnitee (or of any officer, director, employee, advisor or agent of such Indemnitee), (y) the Loan Parties were not given notice of the subject claim and the opportunity to participate in the defense thereof, at their expense (except that each Loan Party shall remain 151 liable to the extent such failure to give notice does not result in a loss to such Loan Party), or (z) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. In connection with any indemnified claim hereunder, the Indemnitee shall be entitled to select its own counsel. (c) To the extent that any Loan Party fails to pay any amount required to be paid by it to the Agents or the Issuing Bank under paragraph (a) or (b) of this Section, each Revolving Loan Lender severally agrees to pay to the Agents or the Issuing Bank, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agents or the Issuing Bank. For purposes hereof, a Revolving Loan Lender’s “pro rata share” shall be determined based upon its Commitment Percentage at the time. (d) To the extent permitted by Applicable Law, no Loan Party shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated by the Loan Documents, any Loan or Letter of Credit or the use of the proceeds thereof. The Loan Parties further agree that no Indemnitee shall have any liability to the Loan Parties, any Person asserting claims by or on behalf of any Loan Party or any other Person in connection with this Agreement or the other Loan Documents except (i) for breach of the Indemnitee’s obligations under this Agreement and the other Loan Documents, or (ii) the Indemnitee’s gross negligence, willful misconduct or bad faith. (e) All amounts due under this Section shall be payable promptly after written demand therefor. SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any such attempted assignment or transfer without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it), provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, or an Approved Fund, the Borrower (but only if no Event of 152

Default then exists), the Administrative Agent, the Collateral Agent and, to the extent the assignment is of a Revolving Loan or a Revolving Loan Commitment, the Issuing Bank must give their prior written consent to such assignment (which consent shall not be unreasonably withheld, conditioned, or delayed), (ii) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $10,000,000 (or, in the case of the Term Loan, $1,000,000) unless the Administrative Agent otherwise consents, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section. (c) The Administrative Agent, acting for this purpose as an agent of the Loan Parties, shall maintain at one of its offices in Boston, Massachusetts a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and L/C Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive and the Loan Parties, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. 153

(e) Any Lender may, without the consent of the Loan Parties, the Agents, and the Issuing Bank, sell participations to one or more banks or other entities, other than a Loan Party (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it), provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Loan Parties, the Agents, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation in the Commitments, the Loans and the Letters of Credit Outstandings shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Loan Parties agree that each Participant shall be entitled to the benefits of Sections 2.25, 2.27 and 2.28 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.27(c) as though it were a Lender. Each Lender, acting for this purpose as an agent of the Loan Parties, shall maintain at its offices a record of each agreement or instrument effecting any participation and a register for the recordation of the names and addresses of its Participants and their rights with respect to principal amounts and other Obligations from time to time (each a “Participation Register”). The entries in each Participation Register shall be conclusive and the Loan Parties, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in a Participant Register as a Participant for all purposes of this Agreement (including, for the avoidance of doubt, for purposes of entitlement to benefits under Sections 2.25, 2.27, 2.28 or 9.08), and such Participants shall be subject to Section 2.28(h) and Section 2.30. The Participation Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (f) A Participant shall not be entitled to receive any greater payment under Section 2.25 or 2.28 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.28 unless (i) the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.28(e) as though it were a Lender and (ii) such Participant is eligible for exemption from the withholding Tax referred to therein, following compliance with Section 2.28(e). (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such 154 pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agents, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.25, 2.28, 9.03, and 9.14 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. In connection with the termination of this Agreement and the release and termination of the security interests in the Collateral and Real Estate Collateral , the Agents may require such indemnities and collateral security as they shall reasonably deem necessary or appropriate under the circumstances to protect the Credit Parties against (x) loss on account of credits previously applied to the Obligations that may subsequently be reversed or revoked, (y) any obligations that may thereafter arise with respect to Bank Products or Cash Management Services, and (z) any Obligations that may thereafter arise under Section 9.03 hereof. SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Agents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all contemporaneous or previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Agents and the Lenders and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. 155

SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent or the Required Lenders, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Loan Parties against any of and all the obligations of the Loan Parties now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender may have. SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. (b) The Loan Parties agree that any suit for the enforcement of this Agreement or any other Loan Document may be brought in any court of the State of New York sitting in the Borough of Manhattan or any federal court sitting therein as the Administrative Agent may elect in its sole discretion and consent to the non-exclusive jurisdiction of such courts. The Loan Parties hereby waive any objection which they may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum. The Loan Parties agree that any action commenced by any Loan Party asserting any claim or counterclaim arising under or in connection with this Agreement or any other Loan Document shall be brought solely in a court of the State of New York sitting in the Borough of Manhattan or any federal court sitting therein as the Administrative Agent may elect in its sole discretion and consent to the exclusive jurisdiction of such courts with respect to any such action. (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH ANY LOAN PARTY, ANY AGENT, ANY LENDER OR ANY PARTICIPANT IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST ANY LOAN PARTY, ANY AGENT, AND/OR SUCH LENDER OR PARTICIPANT OR IN WHICH THE BORROWER, THE AGENTS, OR SUCH LENDER OR PARTICIPANT, IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN ANY LOAN PARTY OR ANY OTHER PERSON AND THE AGENTS, OR SUCH LENDER OR PARTICIPANT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, 156

AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under Applicable Law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with Applicable Law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender. SECTION 9.13. Additional Waivers. (a) The Obligations are the joint and several obligations of each Loan Party. To the fullest extent permitted by Applicable Law, the obligations of each Loan Party hereunder shall not be affected by (i) the failure of any Agent or any other Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Loan Party under the provisions of this Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, or any other agreement, including with respect to any other Loan Party, or (iii) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Credit Party. (b) To the fullest extent permitted by Applicable Law, the obligations of each Loan Party hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Loan Party hereunder shall not be discharged or impaired or otherwise affected by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Loan Party or that 157 would otherwise operate as a discharge of any Loan Party as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations). (c) To the fullest extent permitted by Applicable Law, each Loan Party waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Credit Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any other Loan Party, or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of any Loan Party hereunder except to the extent that all the Obligations have been indefeasibly paid in full in cash. Pursuant to Applicable Law, each Loan Party waives any defense arising out of any such election even though such election operates, pursuant to Applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Loan Party against any other Loan Party, as the case may be, or any security. (d) Upon payment by any Loan Party of any Obligations, all rights of such Loan Party against any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of any Loan Party now or hereafter held by any other Loan Party is hereby subordinated in right of payment to the prior payment in full of the Obligations. Notwithstanding the foregoing, prior to the occurrence of an Event of Default, any Loan Party may make payments to any other Loan Party on account of any such indebtedness. After the occurrence and during the continuance of an Event of Default, none of the Loan Parties will demand, sue for, or otherwise attempt to collect any such indebtedness. If any amount shall erroneously be paid to any Loan Party on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Loan Party, such amount shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement and the other Loan Documents. To the extent that any Loan Party shall, under this Agreement as a joint and several obligor, repay any of the Obligations constituting Revolving Loans made to another Loan Party hereunder (an “Accommodation Payment”), then the Loan Party making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Loan Parties in an amount equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Loan Party’s Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Loan Parties. As of any date of determination, the “Allocable Amount” of each Loan Party shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Loan Party hereunder without (a) rendering such Loan Party “insolvent” within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (b) leaving such Loan Party with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy 158

Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Loan Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA. SECTION 9.14. Confidentiality. Each of the Lenders agrees that it will use its best efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, counsel or other professional advisors, to affiliates or to another Lender if the Lender or such Lender’s holding or parent company in its sole discretion determines that any such party should have access to such Confidential Information) any Confidential Information with respect to the Borrower or any other Loan Party which is furnished pursuant to this Agreement, provided that any Lender may disclose any such Confidential Information (a) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (b) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, provided that if the Lender is able to do so prior to complying with the summons or subpoena, such Lender shall provide the Borrower with prompt notice of such requested disclosure so that the Borrower may seek a protective order or other appropriate remedy (nothing contained herein however shall result in such Lender’s non-compliance with Applicable Law), (c) in order to comply with any law, order, regulation or ruling applicable to such Lender, (d) in connection with the enforcement of remedies under this Agreement and the other Loan Documents, (e) to any Lender’s limited and general partners and/or members (to the extent such Lender or any such Affiliate is a partnership, limited partnership, limited liability company or other similar organization), investors and credit providers provided that each such Person described in this clause (e) agrees to be bound by the provisions of this Section, and (f) to any prospective transferee in connection with any contemplated transfer of any of the Loans or Notes or any interest therein by such Lender provided that such prospective transferee agrees to be bound by the provisions of this Section. The Loan Parties hereby agree that the failure of a Lender to comply with the provisions of this Section 9.14 shall not relieve the Loan Parties of any of its obligations to such Lender under this Agreement and the other Loan Documents. Notwithstanding anything to the contrary herein contained, and except to the extent reasonably necessary to comply with applicable securities laws, each party (and their respective employees, representatives and other agents) may disclose to any Person the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials (including opinions or other tax analyses) that are provided to such part relating to such tax treatment and tax structure. Unless sooner terminated by agreement of the parties, the agreements contained in this Section 9.14 shall terminate, as to any Lender, one (1) year after the date that such Lender holds no Obligations, provided that any such termination shall not relieve the parties of their obligations under this Section 9.14 with respect to Confidential Information disclosed prior to the termination hereof. Notwithstanding the foregoing, each Loan Party consents to the publication by Administrative Agent, any Lender or their respective representatives of advertising material, including any “tomb stone”, press release or comparable advertising, on its website or in other marketing materials of Administrative Agent any Lender or their respective representatives relating to the financing transactions contemplated by this Agreement using any Loan Party’s name, product photographs, logo, trademark or other insignia; provided, however, that the parties hereto acknowledge and agree that any such advertising or marketing materials shall include only 159 publicly available information and any Loan Party’s trademarks and logos may be used only if appearing as provided by such Loan Party from time to time. The Administrative Agent shall provide a draft reasonably in advance of any press release to the Borrower for review and comment prior to the publication thereof. The Administrative Agent reserves the right to provide to industry trade organizations and loan syndication and pricing reporting services information necessary and customary for inclusion in league table measurements. SECTION 9.15. Patriot Act. Each Lender that is subject to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “ Patriot Act”) hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender to identify each Loan Party in accordance with the Patriot Act. In addition, the Administrative Agent and each Lender shall have the right to periodically conduct due diligence (including, without limitation, in respect of information and documentation as may reasonably be requested by the Administrative Agent or any Lender from time to time for purposes of compliance by the Administrative Agent or such Lender with applicable Laws (including, without limitation, the Patriot Act and other “know your customer” and Anti-Money Laundering Laws), and any policy or procedure implemented by the Administrative Agent or such Lender to comply therewith) on all Loan Parties, their senior management and key principals and legal and beneficial owners. Each Loan Party agrees to cooperate in respect of the conduct of such due diligence and further agrees that the reasonable costs and charges for any such due diligence by the Administrative Agent shall constitute Credit Party Expenses hereunder and be for the account of the Borrower. SECTION 9.16. Foreign Asset Control Regulations. Neither of the advance of the Loans nor the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) (the “Trading With the Enemy Act”) or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the “Foreign Assets Control Regulations”) or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Executive Order”) and (b) the Patriot Act. Furthermore, none of the Loan Parties or their Affiliates (a) is or will become a “blocked person” as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such “blocked person” or in any manner violative of any such order. No Loan Party nor any of its Subsidiaries nor, to the knowledge of such Loan Party, any director, officer, employee, agent or Affiliate of such Loan Party or such Subsidiary (a) is a Sanctioned Person or a Sanctioned Entity, (b) has any assets located in Sanctioned Entities, or (c) derives revenues from investments in Sanctioned Persons or Sanctioned Entities. Each of the Loan Parties and its Subsidiaries has implemented and maintains in effect policies and procedures, in the Loan Parties’ reasonable business judgment, designed to promote and achieve compliance by the Loan Parties and their Subsidiaries with the Anti-corruption Laws. Each of the Loan Parties and its Subsidiaries have conducted their business in material compliance with the Anti-corruption Laws. 160

SECTION 9.17. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, the Loan Parties each acknowledge and agree that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Loan Parties, on the one hand, and the Credit Parties, on the other hand, and each of the Loan Parties is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, each Credit Party is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Loan Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) none of the Credit Parties has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Loan Parties with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any of the Credit Parties has advised or is currently advising any Loan Party or any of its Affiliates on other matters) and none of the Credit Parties has any obligation to any Loan Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Credit Parties and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and none of the Credit Parties has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Credit Parties have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each of the Loan Parties hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against each of the Credit Parties with respect to any breach or alleged breach of agency or fiduciary duty. SECTION 9.18. Existing Credit Agreement Amended and Restated. (a) On the Effective Date, (a) this Agreement shall amend and restate the Existing Credit Agreement in its entirety and (b) the rights and obligations of the parties under the Existing Credit Agreement shall be subsumed within, and be governed by, this Agreement; provided, however, that the Borrower hereby agrees that (i) the Letter of Credit Outstandings under, and as defined in, the Existing Credit Agreement on the Effective Date shall be Letter of Credit Outstandings hereunder, and (ii) all Obligations of the Loan Parties under, and as defined in, the Existing Credit Agreement (as amended and restated by this Agreement) shall remain outstanding, shall constitute continuing Obligations secured by the Collateral and Real Estate Collateral , and this Agreement shall not be deemed to evidence or result in a novation or repayment and reborrowing of such obligations and other liabilities. Each Loan Party party to the Facility Guaranty and/or the Security Documents acknowledges and agrees that (i) the Obligations shall include the Obligations of the Borrower under this Agreement after giving effect to the Effective Date, and (ii) the Liens as granted under the applicable Security Documents securing payment of such Obligations are in all respects continuing and in full force 161 and effect pursuant to the terms therein and are reaffirmed hereby. Each Loan Party is absolutely and unconditionally indebted under the Existing Credit Agreement and the other Loan Documents (in each case as amended and restated by this Agreement) and that all Obligations (as defined therein and as amended and restated in this Agreement) constitute Obligations hereunder pursuant to the terms herein, and none of them have any offsets, defenses, or counterclaims under the Existing Credit Agreement or the other Loan Documents immediately prior to the Effective Date, and, to the extent that any such offsets, defenses or counterclaims exist or may have existed immediately prior to the Effective Date, the each Loan Party hereby WAIVES and RELEASES the same. The Agents represent and warrant to each Loan Party that the Agents have no knowledge of any Default or Event of Default under the Existing Credit Agreement. Each Lender represents and warrants to each Loan Party that such Lender has, by either an assignment by such Lender to one or more other Lenders or by the receipt by such Lender of an assignment from one or more other Lenders, the Commitment (or Loans) attributable to such Lender as set forth on Schedule 1.1. (b) The parties hereto acknowledge and agree that on and after the Effective Date, (i) all references to the Existing Credit Agreement or the Credit Agreement or any similar term in the Loan Documents (other than this Agreement) shall be deemed to refer to the Existing Credit Agreement, as amended and restated hereby, (ii) all references to any section (or subsection) of the Existing Credit Agreement or the Credit Agreement or any similar term in any Loan Document (but not herein) shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement; (iii) all references to Bank of America as the Administrative Agent and or Collateral Agent (or in its capacity as the Administrative Agent and/or Collateral Agent or other similar term) in the Loan Documents shall be deemed to refer to Wells Fargo in its capacity as the Administrative Agent and/or Collateral Agent and its successor and permitted assigns. (c) The parties hereto acknowledge and agree that this Agreement is an amendment and restatement limited as written and, except as expressly provided herein or in any other Loan Document, is not a consent to any other amendment, restatement or waiver or other modification, whether or not similar and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless otherwise specifically amended hereby or by any other Loan Document. SECTION 9.19. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under the Facility Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 9.19 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 9.19, or otherwise under the Facility Guaranty, voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until payment in full of the Obligations. Each Qualified ECP Guarantor intends that this Section 9.19 constitutes, and this Section 9.19 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. 162

SECTION 9.20. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority. SECTION 9.21. QFC. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such 163

Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Deteriorating Lender or a Delinquent Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [SIGNATURE PAGES FOLLOW] 164

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as a sealed instrument as of the day and year first above written. SPECIALTY RETAILERS, INC. as Borrower By: _________________________ Name: Jason Curtis Title: Interim Chief Financial Officer and Treasurer STAGE STORES, INC., as Parent and as a Facility Guarantor By: _________________________ Name: Jason Curtis Title: Interim Chief Financial Officer and Treasurer Signature Page to Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Collateral Agent, as Swingline Lender, as Issuing Bank and as a Revolving Loan Lender By: _________________________ Name: _________________________ Title: _________________________ Signature Page to Second Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Syndication Agent and as a Revolving Loan Lender By: _________________________ Name: _________________________ Title: _________________________ Signature Page to Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and as a Revolving Loan Lender By: _________________________ Name: _________________________ Title: _________________________ Signature Page to Second Amended and Restated Credit Agreement

REGIONS BANK, as Co-Documentation Agent and as a Revolving Loan Lender By: _________________________ Name: _________________________ Title: _________________________ Signature Page to Second Amended and Restated Credit Agreement

TRUIST BANK (as successor by merger to SunTrust Bank), as a Revolving Loan Lender By: _________________________ Name: _________________________ Title: _________________________ Signature Page to Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Term Loan Agent By: _________________________ Name: _________________________ Title: _________________________ Signature Page to Second Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Term Loan Lender By: _________________________ Name: _________________________ Title: _________________________ Signature Page to Second Amended and Restated Credit Agreement

PATHLIGHT CAPITAL FUND I LP, as a Term Loan Lender By: Pathlight Partners GP LLC, its General Partner By: _________________________ Name: _________________________ Title: _________________________ Signature Page to Second Amended and Restated Credit Agreement

PATHLIGHT CAPITAL LLC, as a Term Loan Lender By: _________________________ Name: _________________________ Title: _________________________ Signature Page to Second Amended and Restated Credit Agreement

PATHLIGHT CAPITAL OFFSHORE FUND I LP, as a Term Loan Lender By: Pathlight Partners GP LLC, its General Partner By: _________________________ Name: _________________________ Title: _________________________ Signature Page to Second Amended and Restated Credit Agreement

Schedule 1.1
Lenders and Commitments

~~Lender~~	~~Revolving Loan Commitment~~			~~Revolving Loan Commitment Percentage~~		
Lender	~~Ordinary Revolving Loan Commitment~~	~~Seasonal~~ Revolving Loan ~~Commitment Increase Period~~ Commitment	Outstanding Principal Balance of Term Loan ~~Commitment~~(as of Fifth Amendment Effective Date)	~~Ordinary~~ Revolving Loan Commitment Percentage	~~Seasonal Revolving Loan Commitment Increase Period Commitment Percentage~~	Term Loan Commitment Percentage
Wells Fargo Bank, National Association	~~$133,300,000~~	$~~158,300,000~~83,312,500	$~~25,000,000*~~23,700,000.00	33.325%	~~x/y~~	50%
JPMorgan Chase Bank, N.A.	~~$75,000,000~~	$~~75,000,000~~46,875,000	$0	18.750%	~~x/y~~	0%
Regions Bank	~~$75,000,000~~	$~~75,000,000~~46,875,000	$0	18.750%	~~x/y~~	0%
Bank of America, N.A.	~~$66,700,000~~	$~~66,700,000~~41,687,500	$0	16.675%	~~x/y~~	0%
Truist Bank (as successor by merger to SunTrust Bank)	~~$50,000,000~~	$~~50,000,000~~31,250,000	$0	~~12.250~~12.50%	~~x/y~~	0%
Pathlight Capital Fund I LP	~~$0~~	$0	$~~12,775,000~~16,328,825.82	0%	~~0%~~	~~25.55~~34.45%
Pathlight Capital Offshore Fund I LLC		$0	$2,101,874.49	0%		4.43%
Pathlight Capital LLC	~~$0~~	$0	$~~12,225,000~~5,269,299.70	0%	~~0%~~	~~24.45~~11.12%
	~~$400,000,000~~	$~~425,000,000~~250,000,000	$~~50,000,000~~47,400,000	100%	~~100%~~	100%

* = funded and terminated as of the Third Amendment Effective Date x = as to each Revolving Loan Lender, other than the Seasonal Increase Commitment Lender, such Revolving Loan Lender's Ordinary Commitment, and as to the Seasonal Increase Commitment Lender, the sum of such Revolving Loan Lender's Ordinary Commitment plus the Seasonal Commitment Increase Utilized Amount. y = Adjusted Revolving Loan Commitments 2424924.11 2605641.11